  As filed with the Securities and Exchange Commission on October 1, 1999

                                                   Registration No. 333-________
________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                          Pre-Effective Amendment No.                  [ ]

                         Post-Effective Amendment No.                  [ ]

                       (Check appropriate box or boxes)

                             ____________________

                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

              (Exact Name of Registrant as Specified in Charter)

                             Gateway Center Three
                       100 Mulberry Street, 9/th/ Floor
                         Newark, New Jersey 07102-4077

                   (Address Of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:  (973) 367-7521

                             Deborah A. Docs, Esq.
                              100 Mulberry Street
                       Gateway Center Three, 9/th/ Floor
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                 Approximate Date of Proposed Public Offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

No filing fee is required because of reliance on section 24(f) of the Investment Company Act of 1940. Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus and Proxy Statement relates to shares previously registered on Form N-1A (File No. 333-23593).

It is proposed that this filing will become effective on October 31, 1999, pursuant to Rule 488.

Title of Securities Being Registered ................. Shares of Common Stock,
par value $.0001 per share
_____________________________________________________________________________

                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

     Facing Page

     Contents of Registration Statement

     Solicitation Letter to Shareholders

     Form of Proxy Card

     Notice of Special Meeting

     Part A - Proxy Statement and Prospectus

     Part B- Statement of Additional Information

     Part C - Other Information

     Signature Page

     Exhibits

                           IMPORTANT PROXY MATERIALS

                               PLEASE VOTE NOW!

Dear Shareholder:

I am writing to ask you to vote on an important proposal to merge Prudential Distressed Securities Fund, Inc. into Prudential High Yield Total Return Fund, Inc. A shareholder meeting is scheduled for November __, 1999. This package contains information about the proposal and includes materials you will need to vote by mail.

The Board of Directors of Prudential Distressed Securities Fund, Inc. has reviewed the proposed merger and has recommended that it be presented to shareholders for their consideration. Although the Directors have determined that a merger is in the shareholders' best interest, the final decision is up to you.

If approved, the merger would give you the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower gross expenses. To help you understand the proposal, we are including a "Q and A" that answers common questions about merger transactions. The accompanying proxy statement includes a detailed description of the proposed merger.

     Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

     To vote, you may use any of the following methods:

     . By Mail. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at
          (800) 225-1852.

     . By Internet. You may also vote via the internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

     . By Telephone. Finally, you may vote by telephone by calling 1-800-___- ____ toll free. Enter your 12-digit control number from your proxy card and follow the instructions given.

If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.

Sincerely,


________________________
John R. Strangfeld, Jr.
President

           IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON
                                 THE PROPOSAL

     Please read the enclosed proxy statement for a complete description of the merger proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

     You are being asked to approve a merger of Prudential Distressed Securities Fund, Inc. into Prudential High Yield Total Return Fund, Inc.

WHAT IS THE REASON FOR THIS MERGER?

     The proposed merger is intended to combine two similarly managed funds, resulting in overall lower gross expenses (the merger also should result in lower net expenses for Class B and Class C shares). The merger is also desirable because of the inability of Prudential Distressed Securities Fund to attract investors and build an investment portfolio that can effectively pursue the fund's objective. With assets that have now declined to about $3 million, Prudential Distressed Securities Fund's portfolio must be managed defensively and its assets cannot be aggressively invested to achieve capital appreciation. Prudential High Yield Total Return Fund, which is a much larger fund, has built an investment portfolio that can more fully implement its objective of total return through high current income and capital appreciation.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

     Yes. Both funds invest in securities that are deemed speculative and riskier than blue chip or higher rated securities. Prudential Distressed Securities Fund invests primarily in debt and equity securities of financially troubled companies and in equity securities of operationally troubled companies, while Prudential High Yield Total Return Fund invests primarily in high yield fixed income (or debt) securities. Although the types of securities in which each fund invests are somewhat different, in practice, each Fund emphasizes investment in debt securities. Furthermore, the overall strategy of identifying highly speculative securities to achieve capital appreciation and/or high current income is very similar. In addition, both funds make similar use of derivative and hedging strategies.

WHO ARE THE FUND MANAGERS FOR THESE FUNDS?

     George Edwards and Paul Price currently manage both funds and are expected to manage the combined fund.

              HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?


Distressed Securities Fund (as of 11/30/98)

Annual Fund Operating Expenses (deducted from Fund assets)

                                                            CLASS A        CLASS B          CLASS C
Management fees                                              .75%            .75%             .75%
+ Distribution and service (12b-1) fees                      .30%           1.00%            1.00%
+ Other expenses                                            2.94%           2.94%            2.94%
= Total annual Fund operating expenses                      3.99%           4.69%            4.69%
- Fee Waiver or Reimbursement                               2.74%           2.69%            2.69%
= Total net expenses                                        1.25%           2.00%            2.00%


High Yield Total Return Fund (as of 3/31/99)

Annual Fund Operating Expenses (deducted from Fund assets)

                                                            CLASS A        CLASS B          CLASS C
Management fees                                              .65%            .65%             .65%
+ Distribution and service (12b-1) fees                      .30%           1.00%            1.00%
+ Other expenses                                             .54%            .54%             .54%
= Total annual Fund operating expenses                      1.49%           2.19%            2.19%
- Fee Waiver or Reimbursement                                .20%            .40%             .40%
= Total net expenses                                        1.29%           1.79%            1.79%



     IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

          Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes. For more information, see the proxy statement.

     WHAT WILL BE THE SIZE OF PRUDENTIAL HIGH YIELD TOTAL RETURN FUND AFTER THE MERGER?

          If the proposal is approved, the combined fund is anticipated to have over $147 million in assets.

     WHAT HAS BEEN THE COMPARATIVE PERFORMANCE OF THE FUNDS?

          The tables below show average annual total returns for both Distressed Securities Fund and High Yield Total Return Fund and their respective Lipper peer groups. The information for Distressed Securities Fund and High Yield Total Return Fund is for the 1 year and since inception periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

                          DISTRESSED SECURITIES FUND
               AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1999*


                                                 1 YEAR       SINCE
                                                           INCEPTION (3/26/96)

     Class A shares                             -16.50%        4.39 %
                                                 -----          ----
     Class B shares                             -17.10%        3.63 %
                                                 -----          ----
     Class C shares                             -17.10%        3.63 %
                                                 -----          ----
Lehman High Yield Bond**                        - 0.38%        8.01 %
                                                 -----          ----
S&P 500***                                       22.76%       28.32 %
                                                 -----          ----
Lipper Capital Appreciation Funds Average****    20.04%       16.61 %
                                                 -----          ----


                         HIGH YIELD TOTAL RETURN FUND
               AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1999*

                                               1 YEAR         SINCE
                                                           INCEPTION (5/5/98)

     Class A shares                              -1.84%       -1.46%
                                                 -----          ----
     Class B shares                              -2.38%       -1.99%
                                                 -----          ----
     Class C shares                              -2.38%       -1.99%
                                                 -----          ----
Lehman High Yield Bond**                         -0.38%        0.28%
                                                 -----          ----
Lipper High Current Yield Funds Average****      -1.45%       -1.58%
                                                 -----          ----


     * These returns are historical and include deductions of sales charges, changes in share price, reinvestment of dividends and capital gains, if any, applicable to the Fund. Without the management fee waiver or expense reimbursement, the average annual total returns of each Fund would have been lower. The management fee waiver applicable to High Yield Total Return Fund was reduced in March 1999, with the effect of increasing the Fund's net operating expenses. Share price, yield and return will vary. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

     **The Lehman Brothers High Yield Bond Index is a weighted index of corporate securities with one or more years to maturity that are publicly issued, rated below investment grade and have $50 million or more outstanding. These returns do not include the effect of any sales charges and operating expenses. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.

     ***The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index of 500 stocks of large U.S. companies and gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges and operating expenses. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.

     **** Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF PRUDENTIAL HIGH YIELD TOTAL RETURN FUND THAT YOU WILL RECEIVE?

     As of the close of business of the New York Stock Exchange at the Effective Time of the merger, shareholders will receive the number of full and fractional Class A, Class B or Class C shares of Prudential High Yield Total Return Fund that is equal in value to the net asset value of their Class A, Class B or Class C shares of Prudential Distressed Securities Fund on that date. The merger is anticipated to occur on November __, 1999.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

     If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (November __, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSAL?

     Yes. The Board of Directors has approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

     As a shareholder, you are entitled to one vote for each share you own of Prudential Distressed Securities Fund on the record date. The record date is August 25, 1999.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

     You may also vote via the internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

     Finally, you can vote by telephone by calling 1-800-___-____ toll free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

     INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

     ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include their title when they sign, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate their position with the company, such as "John Smith, President."

                          Vote this proxy card TODAY!
      Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:



PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Deborah A. Docs, Marguerite E. H. Morrison and Grace C. Torres, or any one or more of them, attorneys, with full power of substitution, to vote all shares of PRUDENTIAL DISTRESSED SECURITIES FUND, INC. which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 751 Broad Street, 24/th/ Floor, Newark, New Jersey 07102, on November __, 1999 at 11:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date: ________ __, 1999

______________________________________      _______________________________
Signature(s) (Title(s), if applicable)
PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the enclosed Proxy Statement for a complete discussion of this matter.
                    IF NO SPECIFICATION IS MADE, THE PROXY
                        SHALL BE VOTED FOR THE PROPOSAL
As to any other matter, said attorneys shall vote in accordance with their best judgment.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

                 PLEASE DETACH AT PERFORATION BEFORE MAILING.

             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

--------------------------------------------------------------------------------

                                       FOR      AGAINST      ABSTAIN
1.  To approve an Agreement and        [ ]        [ ]          [ ]
Plan of Merger under which
Prudential Distressed
Securities Fund, Inc.
("Distressed Securities Fund")
will merge with and into
Prudential High Yield Total
Return Fund, Inc. ("High Yield
Total Return Fund") whereupon the
separate existence of Distressed
Securities Fund will cease and
High Yield Total Return Fund will
be the surviving corporation, and
each whole and fractional share
of each class of Distressed
Securities Fund shall be
converted into and become whole
and fractional shares of equal
net asset value of the same class
of High Yield Total Return Fund.

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
                              100 Mulberry Street
                       Gateway Center Three, 9/th/ Floor
                         Newark, New Jersey 07102-4077

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To our Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Distressed Securities Fund, Inc. will be held at 751 Broad Street, 24/th/ Floor, Newark, New Jersey 07102, on November __, 1999, at 11:00 a.m. Eastern time, for the following purposes:

     1. To approve an Agreement and Plan of Merger under which Prudential Distressed Securities Fund, Inc. (Distressed Securities Fund) will merge with and into Prudential High Yield Total Return Fund, Inc. (High Yield Total Return
Fund) whereupon the separate existence of Distressed Securities Fund will cease and High Yield Total Return Fund will be the surviving corporation, and each whole and fractional share of each class of Distressed Securities Fund shall be converted into and become whole and fractional shares of equal net asset value of the same class of High Yield Total Return Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     The Board of Directors has fixed the close of business on August 25, 1999 as the record date for the determination of the shareholders of Distressed Securities Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                    Marguerite E. H. Morrison
                                    Secretary
Dated: October __, 1999

------------------------------------------------------------------------------
A PROXY CARD FOR YOUR FUND IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.
------------------------------------------------------------------------------

October __, 1999
                           YOUR VOTE IS IMPORTANT -
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

          REGISTRATION                       VALID SIGNATURE
          -------------------------------------------------------------

A. 1.     XYZ Corporation                    John Smith, President


   2.     XYZ Corporation                    John Smith, President
          c/o John Smith, President

B. 1.     ABC Company Profit Sharing Plan    Jane Doe, Trustee

   2.     Jones Family Trust                 Charles Jones, Trustee

   3.     Sarah Clark, Trustee               Sarah Clark, Trustee
          u/t/d  7/1/85

C. 1.     Thomas Wilson, Custodian           Thomas Wilson, Custodian
          f/b/o  Jessica Wilson UTMA
          New Jersey

                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

                                  PROSPECTUS

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.

                                PROXY STATEMENT

                             Gateway Center Three
                        100 Mulberry Street, 9/th/ Floor
                         Newark New Jersey 07102-4077
                                (800) 225-1852

                        ______________________________

                               OCTOBER __, 1999
                        ______________________________


     This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential Distressed Securities Fund, Inc. (Distressed Securities Fund) in connection with the solicitation of proxies by the Distressed Securities Fund's Board of Directors for use at the Special Meeting of Shareholders of Distressed Securities Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on Thursday, November __, 1999, at 11:00 a.m. Eastern Time at 751 Broad Street, 24/th/ Floor, Newark, New Jersey 07102.

     The purpose of the Meeting is to vote on an Agreement and Plan of Merger (the Agreement) under which Distressed Securities Fund will merge (the Merger) with and into Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund). If the Merger is approved, the separate existence of Distressed Securities Fund will cease and High Yield Total Return Fund will be the surviving corporation, and each whole and fractional share of each class of Distressed Securities Fund shall be converted into and become whole and fractional shares of equal net asset value of the same class of High Yield Total Return Fund on November __, 1999, or such later date as the parties may agree (the Effective Time).

     High Yield Total Return Fund is a diversified taxable bond fund registered as an open-end management investment company and organized as a Maryland corporation. High Yield Total Return Fund's investment objective is to seek total return through high current income and capital appreciation. High Yield Total Return Fund seeks to achieve its investment objective by investing primarily in high yield fixed income securities. The Fund also invests in preferred stocks, equity-related securities and convertible securities.

     Distressed Securities Fund is a diversified stock and bond fund registered as an open-end management investment company and organized as a Maryland corporation. Distressed Securities Fund's investment objective is to seek capital appreciation. Distressed Securities Fund seeks to achieve its investment objective by investing primarily in debt and equity securities of financially troubled companies and in the equity securities of operationally troubled companies.

     This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger and High Yield Total Return Fund that a shareholder should know before voting on the proposed Merger. A Statement of Additional Information dated October __, 1999, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated June 1, 1999, as supplemented to date, which offers shares of High Yield Total Return Fund. The Statement of Additional Information for High Yield Total Return Fund, dated June 1, 1999, as supplemented to date, is available upon request. Attachment I to the Proxy Statement contains the Annual Report of High Yield Total Return Fund dated March 31, 1999. The Prospectus and Statement of Additional Information and supplements thereto for High Yield Total Return Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Distressed Securities Fund, both dated February 5, 1999, as supplemented to date, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.

     The Securities and Exchange Commission has not approved or disapproved High Yield Total Return Fund's shares, nor has the Commission determined that this proxy statement and prospectus is complete or accurate. It is a criminal offense to state otherwise.

                       SPECIAL MEETING OF SHAREHOLDERS OF
                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
                      TO BE HELD ON NOVEMBER __, 1999 AT:

                        751 BROAD STREET, 24/th/ FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                       _________________________________

                         PROXY STATEMENT AND PROSPECTUS
                       _________________________________

                              VOTING INFORMATION

     This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Prudential Distressed Securities Fund, Inc. (Distressed Securities Fund) to be used at the Special Meeting of Shareholders of Distressed Securities Fund and at any adjournments of the Special Meeting (the Meeting), to be held on Thursday, November __, 1999 at 11:00 a.m. at 751 Broad Street, 24/th/ Floor, Newark, New Jersey 07102, the principal executive office of The Prudential Investment Corporation (PIC). PIC serves as the investment adviser to Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund) and Distressed Securities Fund (collectively, the Funds).

     The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October __, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Distressed Securities Fund. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Distressed Securities Fund. The costs of retaining Shareholder Communications Corporation will be borne by Distressed Securities Fund's and High Yield Total Return Fund's Manager, Prudential Investments Fund Management LLC (PIFM). The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by PIFM. PIFM will also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of Distressed Securities Fund.

     Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Distressed Securities Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

     All proxy cards solicited by the Board of Directors that are properly completed and received by the Secretary of Distressed Securities Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting.

     If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against Proposal No. 1.

     Distressed Securities Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by PIFM. If Distressed Securities Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST the Proposal, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on the Merger described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

     Shareholders of record at the close of business on August 25, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date. On August 25, 1999, there were 54,749 Class A shares, 176,396 Class B shares and 41,713 Class C shares issued and outstanding for Distressed Securities Fund. [The following shareholders held 5% or more of each class of shares of Distressed Securities Fund on August 25, 1999:]

     As of August 25, 1999, the Directors and officers of both Distressed Securities Fund and High Yield Total Return Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares. Prudential Securities Incorporated intends to vote any shares of Distressed Securities Fund for which it has direct voting authority FOR the Proposal.

Vote Required

APPROVAL OF THE MERGER REQUIRES THE AFFIRMATIVE VOTE OF TWO-THIRDS OF THE OUTSTANDING SHARES OF COMMON STOCK OF DISTRESSED SECURITIES FUND.


                                   SYNOPSIS

     The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Merger (the Agreement, the form of which is attached as Exhibit I), and in the Prospectuses of Distressed Securities Fund and High Yield Total Return Fund, which are incorporated into this Proxy Statement by this reference. Shareholders should read the Proxy Statement and the Prospectus of High Yield Total Return Fund for more complete information.

     The Merger would merge Distressed Securities Fund into High Yield Total Return Fund, a larger mutual fund also managed by PIFM, for which PIC acts as investment adviser. If the Merger is approved, Distressed Securities Fund will cease to exist and current shareholders of Distressed Securities Fund will become shareholders of High Yield Total Return Fund instead.

Investment Objectives and Policies

     Distressed Securities Fund and High Yield Total Return Fund have substantially similar investment objectives and policies. Distressed Securities Fund seeks capital appreciation by investing primarily in the debt and equity securities of financially troubled companies and the equity securities of operationally troubled companies. High Yield Total Return Fund seeks total return through high current income and capital appreciation by investing primarily in high yield fixed income securities. High Yield Total Return Fund also invests in preferred stocks, equity-related securities and convertible securities. Some of the securities in which High Yield Total Return Fund invests may be issued by financially or operationally troubled companies. Distressed Securities Fund and High Yield Total Return Fund have the same Manager (PIFM), the same investment adviser (PIC) and the same portfolio managers (George Edwards and Paul Price). The address of PIFM is Gateway Center Three, 100 Mulberry Street, 9/th/ Floor, Newark, New Jersey 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of August 31, 1999, PIFM served as manager to all 46 of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.8 billion.

     The benchmark index for both Distressed Securities Fund and High Yield Total Return Fund is the Lehman Brothers High Yield Bond Index (the Index), a market value weighted benchmark of corporate securities with one or more years to maturity that are not publicly issued, rated below investment grade and have $50 million or more outstanding. PIC manages each Fund to have overall interest rate risk similar to that of the Index.

     High Yield Total Return Fund pays dividends out of any net investment income, if any, every month. Distressed Securities Fund pays dividends, if any, at least annually. Net realized capital gains for both Funds, if any, are also distributed annually.

Expense Structures

     Distressed Securities Fund and High Yield Total Return Fund have different expense structures. Both Funds pay a monthly management fee to PIFM. PIFM, in turn, reimburses the investment adviser, PIC, for its reasonable costs and expenses in providing advisory services to each Fund. Distressed Securities Fund has agreed to pay a management fee to PIFM at an annual rate of 0.75% of average net assets. High Yield Total Return Fund has agreed to pay a management fee to PIFM at an annual rate of 0.65% of average net assets.

     The management fee paid by both Funds covers PIFM's oversight of the Funds' respective investment portfolios. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Directors of the Funds without compensation.

     PIFM has contractually agreed to waive a portion of its management fee payable by each Fund and/or reimburse certain annual Fund operating expenses. As a result, the management fee payable by High Yield Total Return Fund is at an annual rate of .50% of average net assets and the annual net operating expenses for Distressed Securities Fund are limited to 1.25%, 2.00% and 2.00% for Class A, Class B and Class C shares, respectively. For the fiscal period ended March 31, 1999, PIFM agreed to waive a larger portion of its management fee so that High Yield Total Return Fund paid PIFM .35% of average net assets (on an annualized basis). In addition, Prudential Investment Management Services LLC
(PIMS), the Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of each Fund and a portion of these fees payable by Class B and Class C shares of High Yield Total Return Fund.

     If the Merger is approved, Class B and Class C shareholders of Distressed Securities Fund should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Class A shareholders should realize a reduction in the gross annual operating expenses paid on their investment, but a slight increase in the net annual operating expenses. Shareholders should understand that the contractual waivers and/or reimbursements by PIFM and PIMS are enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waivers and reimbursement for High Yield Total Return Fund extend through March 31, 2000. The contractual waivers enjoyed by Distressed Securities Fund extend through November 30, 1999. There is no assurance that PIFM will continue this reimbursement beyond that date.

     Overall, the proposed Merger would provide Distressed Securities Fund shareholders with the following benefits:

     .  the opportunity to participate in a larger fund;

     . investment in a fund with an investment objective and policies similar to Distressed Securities Fund's investment objective and policies; and

     . net annual operating expenses for Class B and Class C shares that are lower than those of Distressed Securities Fund Class B and Class C shares and similar (although slightly higher as described in the Comparative Fee Tables below) for Class A shares, including any expense limitations, and gross annual operating expenses for each class that are estimated to be substantially lower than those of Distressed Securities Fund.

The Board of Directors believes that the Merger will benefit Distressed Securities Fund shareholders and recommends that shareholders vote in favor of the Merger.


The Proposed Merger

     Shareholders of Distressed Securities Fund will be asked at the Meeting to vote upon and approve the Agreement, under which Distressed Securities Fund will merge with and into High Yield Total Return Fund whereupon the separate existence of Distressed Securities Fund will cease and High Yield Total Return Fund will be the surviving corporation, and after the filing of Articles of Merger each whole and fractional share of each class of Distressed Securities Fund shall be converted into and become whole and fractional shares of equal net asset value of the same class of High Yield Total Return Fund, on or about Friday, November __, 1999 (the Effective Time). Approval of the Merger will be determined solely by approval of the shareholders of Distressed Securities Fund. No vote by shareholders of High Yield Total Return Fund is required.

     The Funds have received an opinion of counsel at the Effective Time that the Merger will not result in any gain or loss for federal income tax purposes to either Distressed Securities Fund, High Yield Total Return Fund, or the shareholders of each Fund.

Fund Operating Expenses

     Each Fund pays a management fee to PIFM for managing its investments and business affairs which is calculated and paid to PIFM every month. Distressed Securities Fund has agreed to pay PIFM a management fee at an annual rate of 0.75% of its average net assets and High Yield Total Return Fund has agreed to pay PIFM a management fee at an annual rate of 0.65% of its average net assets.

     In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the period ended March 31, 1999, High Yield Total Return Fund's and Distressed Securities Fund's annualized total operating expense ratios for Class A shares were 1.06% and 1.25% (after waivers and reimbursements), respectively, and for Class B and Class C shares each were 1.64% and 2.00%, respectively. Had the management fee waiver that is currently in effect been in place during this period, High Yield Total Return Fund's annualized total operating expenses for Class A, Class B and Class C shares would have been 1.29%, 1.79% and 1.79%, respectively. If shareholders approve the Merger, High Yield Total Return Fund's expense structure will apply. Assuming completion of the merger, this expense structure would increase the total operating expenses currently incurred by Class A shareholders of Distressed Securities Fund from 1.25% to 1.26% of average net assets and decrease the total operating expenses from 2.00% to 1.76% for Class B and Class C shareholders. If the proposed Merger is not approved, Distressed Securities Fund will continue with its current fee structure, except that there is no assurance that the fee waiver or reimbursement of PIFM or PIMS will continue past November 30, 1999. For more information about the Funds' current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Merger is approved.

Comparative Fee Tables

     The following table shows the fees and expenses of Class A, Class B and Class C shares of Distressed Securities Fund and High Yield Total Return Fund, adjusted to reflect current fees, and pro forma fees for the combined fund after giving effect to the Merger, including the effect of PIFM's and PIMS' expense waivers and/or reimbursements previously described.

     Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of Distressed Securities Fund for the six-month period ended May 31, 1999 (as annualized) and of High Yield Total Return Fund for the period ended March 31, 1999 (as annualized) and are calculated as a percentage of average net assets of each Fund. The pro forma combined figures are based on [December 31, 1998] amounts.

Class A Shares
                                               Distressed Securities     High Yield      Pro Forma
                                                       Fund             Total Return    Combined Fund
                                                                           Fund
                                                  Class A shares       Class A shares   Class A shares
Management fees                                         .75%              .65%              .65%
+ Distribution and service (12b-1) fees                 .30%              .30%              .30%
+ Other expenses                                       2.94%              .54%              .51%
= Total annual operating expenses                      3.99%             1.49%             1.46%
- Fee waiver or expense reimbursement                  2.74%              .20%              .20%
= Net annual operating expenses                        1.25%             1.29%             1.26%

Class B and Class C Shares

                                               Distressed Securities     High Yield      Pro Forma
                                                       Fund             Total Return    Combined Fund
                                                                           Fund
                                                  Class B and          Class B and      Class B and
                                                 Class C shares      Class C shares    Class C shares
Management fees                                         .75%              .65%              .65%
+ Distribution and service (12b-1) fees                1.00%             1.00%             1.00%
+ Other expenses                                       2.94%              .54%              .51%
= Total annual operating expenses                      4.69%             2.19%             2.16%
- Fee waiver or expense reimbursement                 2.69%              .40%              .40%
= Net annual operating expenses                        2.00%             1.79%             1.76%

Examples of the Effect of Fund Expenses

     The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.


Class A Shares
                              Distressed Securities      High Yield        Pro Forma
                                     Fund             Total Return Fund  Combined Fund
                                Class A shares         Class A shares    Class A shares
1 Year                              $  621               $  526             $  523
3 Years                             $1,415               $  833             $  824
5 Years                             $2,226               $1,162             $1,147
10 Years                            $4,325               $2,092             $2,060

Class B Shares
                              Distressed Securities      High Yield        Pro Forma
                                     Fund             Total Return Fund  Combined Fund
                                Class B shares         Class B shares    Class B shares
1 Year                              $  703               $  682            $  679
3 Years                             $1,472               $  947            $  938
5 Years                             $2,247               $1,238            $1,223
10 Years                            $4,404               $2,231            $2,200

Class B Shares (Assuming No Redemption)
                              Distressed Securities      High Yield        Pro Forma
                                     Fund             Total Return Fund  Combined Fund
                                Class B shares           Class B shares  Class B shares
1 Year                              $  203               $  182            $  179
3 Years                             $1,172               $  647            $  638
5 Years                             $2,147               $1,138            $1,123
10 Years                            $4,404               $2,231            $2,200

Class C Shares
                                        Distressed Securities      High Yield         Pro Forma
                                                Fund            Total Return Fund   Combined Fund
                                           Class C shares         Class C shares    Class C shares
1 Year                                        $  401                  $  380              $ 377
3 Years                                       $1,260                  $  740              $  731
5 Years                                       $2,226                  $1,227              $1,212
10 Years                                      $4,666                  $2,568              $2,537

Class C Shares (Assuming No Redemption)
                                        Distressed Securities      High Yield         Pro Forma
                                               Fund             Total Return Fund   Combined Fund
                                          Class C shares         Class C shares     Class C shares
1 Year                                        $  301                 $   280             $   277
3 Years                                       $1,260                 $   740             $   731
5 Years                                       $2,226                 $ 1,227             $ 1,212
10 Years                                      $4,666                 $ 2,568             $ 2,537


     These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Pro Forma Capitalization and Ratios

     The following table shows the capitalization of Distressed Securities Fund and High Yield Total Return Fund as of December 31, 1998 and the pro forma combined capitalization as if the Merger had occurred on that date.

                                       Distressed Securities      High Yield        Pro Forma
                                               Fund              Total Return     Combined Fund
                                                                     Fund
Net Assets (000s)
   Class A..........................          $2,517                  $35,994             $38,511
   Class B..........................           3,106                   96,873              99,979
   Class C .........................             831                   18,711              19,542
   Class Z .........................          N/A                       2,581               2,581

Net Asset Value Per Share
 Class A..................................    $ 11.47                 $ 8.90              $ 8.90
 Class B..................................      11.47                   8.90                8.90
 Class C..................................      11.47                   8.90                8.90
 Class Z..................................    N/A                       8.90                8.90

Shares Outstanding (000s)
 Class A..................................    219                      4,046               4,329
 Class B..................................    271                     10,889              11,238
 Class C..................................     72                      2,103               2,196
 Class Z..................................    N/A                        290                 290

     The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of Distressed Securities Fund for the six months ended May 31, 1999 (as annualized) and of High Yield Total Return Fund for the fiscal period ended March 31, 1999. The ratios also are shown on a pro forma combined basis as of March 31, 1999.

                                              Distressed Securities       High Yield        Pro Forma
                                                      Fund               Total Return     Combined Fund
                                                                             Fund
Ratio of expenses to average net assets*
   Class A................................              1.25%                1.06%            1.26%
   Class B................................              2.00%                1.64%            1.76%
   Class C................................              2.00%                1.64%            1.76%

Ratio of net investment income to average net assets*
   Class A................................             11.53%                9.52%            9.55%
   Class B................................             10.78%                8.97%            9.00%
   Class C................................             10.78%                8.96%            8.99%

* net of waivers and/or reimbursements.

Forms of Organization

     Distressed Securities Fund is a diversified, open-end management investment company organized as a Maryland corporation on November 30, 1995. High Yield Total Return Fund is also a diversified, open-end management investment company organized as a Maryland corporation, and was formed on February 18, 1997. Distressed Securities Fund is authorized to issue 2 billion shares of common stock, 500 million of which are designated Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated Class C shares and 500 million of which are designated Class Z shares (although Class Z shares have never been offered). High Yield Total Return Fund is authorized to issue 2.5 billion shares of common stock, 1 billion of which are designated

Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated Class C shares and 500 million of which are designated Class Z shares.

     Because the Funds are both organized as Maryland corporations under substantially similar Articles of Incorporation, and because each Fund has adopted substantially similar Bylaws, the rights of security holders of each Fund under state law and the governing documents would be expected to remain unchanged after the Merger.

Performance Comparisons of the Funds

     The following table compares each Fund's average annual total returns for the periods set forth below. Please note that High Yield Total Return Fund began its operations on May 5, 1998. Distressed Securities Fund began its operations on March 26, 1996. Average annual total returns include the deduction of sales charges, are based on past results and are not an indication of future performance.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)
                         (PERIODS ENDED JUNE 30, 1999)

                                                   Six Months       One Year          Since
                                                                                   Inception**
Distressed Securities Fund                           7.47%*        -16.50%*          4.39%*
High Yield Total Return Fund                         3.96%*        - 1.84%*         -1.46%*

*If the Fund's Manager and Distributor had not waived a portion of their fees and/or reimbursed certain operating expenses during the periods shown, total returns would have been lower.

**From commencement of operations on March 26, 1996 for Distressed Securities Fund and on May 5, 1998 for High Yield Total Return Fund.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)
                         (PERIODS ENDED JUNE 30, 1999)

                                                   Six Months       One Year          Since
                                                                                   Inception**
Distressed Securities Fund                            7.20%*         -17.10*         3.63%*
High Yield Total Return Fund                          3.71%*         - 2.38*        -1.99%*

*If the Fund's Manager and Distributor had not waived a portion of their fees and/or reimbursed certain operating expenses during the periods shown, total returns would have been lower.

** From commencement of operations on March 26, 1996 for Distressed Securities Fund and on May 5, 1998 for High Yield Total Return Fund.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)
                         (PERIODS ENDED JUNE 30, 1999)

                                                   Six Months       One Year          Since
                                                                                   Inception**
Distressed Securities Fund                           7.20%*        -17.10%*          3.63%*
High Yield Total Return Fund                         3.71%*        - 2.38%*         -1.99%*

*If the Fund's Manager and Distributor had not waived a portion of their fees and/or reimbursed certain operating expenses during the periods shown, total returns would have been lower.

** From commencement of operations on March 26, 1996 for Distressed Securities Fund and on May 5, 1998 for High Yield Total Return Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

     Distressed Securities Fund and High Yield Total Return Fund have similar investment objectives. Distressed Securities Fund seeks capital appreciation by investing primarily in the debt and equity securities of financially troubled companies and the equity securities of operationally troubled companies. High Yield Total Return Fund seeks total return through high current income and capital appreciation by investing primarily in high yield fixed income securities. High Yield Total Return Fund also invests in preferred stocks, equity-related securities and convertible securities. The Funds have the same Manager, investment adviser and portfolio managers. The portfolio managers for both Funds are George Edwards, CFA, and Paul Price, CFA. Mr. Edwards is a Managing Director of Prudential Investments and heads up Prudential's High Yield Group. Mr. Price has been employed at Prudential since 1987 as an investment professional. Mr. Edwards has managed Distressed Securities Fund since its inception and has co-managed the Fund with Mr. Price since January 1998.
Messrs. Edwards and Price have co-managed High Yield Total Return Fund since its inception.

     Both Distressed Securities Fund and High Yield Total Return Fund use the Lehman Brothers High Yield Bond Index to compare performance of the Fund to a broad-based index. The Lehman Brothers High Yield Bond Index is a weighted index of corporate securities with one or more years to maturity that are publicly issued, rated below investment grade (that is, below the four highest rating categories as determined by a nationally recognized statistical rating organization), and with $50 million or more in debt obligations outstanding. Distressed Securities Fund may also use the Standard & Poor's 500 Stock Index as a secondary comparative index. The Standard & Poor's 500 Stock Index is an unmanaged index of 500 stocks of large U.S. companies that provides a broad look at how U.S. stock prices have performed.

     The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either Distressed Securities Fund or High Yield Total Return Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

Principal Investment Strategies

     While Distressed Securities Fund normally invests at least 65% of total assets in debt and equity securities, High Yield Total Return Fund normally invests at least 65% of its total assets in high yield debt securities rated Ba or lower by Moody's Investors Service (Moody's), or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's). High Yield Total Return Fund also invests in preferred stocks, equity-related securities such as common stocks, rights and warrants, and convertible securities. In general, this means that High Yield Total Return Fund will emphasize debt securities while Distressed Securities Fund may emphasize investment in debt or equity securities. In practice, the portfolio managers of Distressed Securities Fund emphasize investment in debt securities.

     In determining which securities to buy and sell, the investment adviser for both Funds considers, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and management of an issuer. The investment adviser generally will employ fundamental analysis in making purchase and sale determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and to attempt to decide whether the price of a security is undervalued or overvalued.

     The debt securities that each Fund purchases that are rated below Baa by Moody's or below BBB by Standard & Poor's are considered "lower-rated," "high yield" or "junk" bonds. These securities are highly speculative, less liquid and may include securities that are in default on principal or interest payments. Each Fund may also invest in securities that are not rated, but which the investment adviser deems to be comparable in quality to the rated securities in which it may invest.

     Distressed Securities Fund may invest up to 30% of its total assets in securities of foreign issuers and High Yield Total Return Fund may invest up to 35% of its total assets in foreign securities denominated in U.S. dollars and up to 5% in foreign securities that are foreign currency denominated.

     Both Funds also may invest in other securities that are generally speculative, including trade claims and loan participations and assignments. Trade claims are rights of payment due from obligations of a bankrupt or troubled company. They are typically bought and sold at a discount based on the expected timing and extent of recovery. Loan participations and assignments are high-yield, nonconvertible corporate debt of varying maturities. In a loan participation, the Fund has the right to receive payments of principal, interest and fees that are due from the lender, conditioned upon the lender's receipt of payment from the borrower. Assignments provide the Fund with direct rights against the borrower of the loan, but the Fund's rights may be more limited than the lender's rights against the borrower.


                   COMPARISON OF OTHER POLICIES OF THE FUNDS

Diversification

     Distressed Securities Fund and High Yield Total Return Fund are both diversified funds. This means that, with respect to 75% of each Fund's total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.

Borrowing

     Each Fund may borrow money from banks. Each Fund may borrow money for temporary or emergency purposes and for the clearance of transactions. In addition, Distressed Securities Fund may borrow money for investment purposes, which is the practice known as leveraging. Leveraging is a speculative investment technique and exaggerates the effect of any increase or decrease in the market value of the Fund's portfolio. Neither Fund may borrow money in an amount exceeding 33 1/3% of its total assets.

Lending

     Each Fund may lend assets to brokers, dealers and financial institutions. Each Fund may lend up to 30% of its total assets, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Illiquid Securities

     Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

Temporary Defensive Investments

     Although PIC normally invests each Fund's assets according to the Fund's investment strategy, there are times when each Fund may temporarily invest up to 100%
of its assets in money market instruments in response to adverse market, economic or political conditions.

     For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.


                      COMPARISON OF PRINCIPAL RISK FACTORS

     Each Fund is subject to the risks normally associated with funds that invest in lower rated debt obligations and the securities of troubled companies. As described more fully above, each Fund has substantially similar investment objectives, policies and permissible investments.

     Because each Fund normally invests in lower-rated debt obligations, the Funds have substantially similar levels of risk. As of September 30, 1999, Distressed Securities Fund and High Yield Total Return Fund invested __% and __% of their total assets in lower-rated debt obligations, respectively.
Investments in debt obligations present credit, market and interest rate risk. Lower-rated, higher yielding debt securities--also known as "junk bonds"-- have a higher risk of default and tend to be less liquid. Both Funds also may be subject to litigation risk or be unable to dispose of an investment because of the issuer's involvement in bankruptcy proceedings, reorganizations and financial restructurings.

     Both Funds may also use investment strategies--such as derivatives--that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. In addition, Distressed Securities Fund, but not High Yield Total Return Fund, may use investment leverage. Leverage risk is the risk associated with investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.

     An investment in Distressed Securities Fund presents an additional risk associated with investment in the equity securities of troubled companies. These risks include larger potential losses and/or share volatility. To the extent that High Yield Total Return Fund invests in the equity securities of troubled companies, as it may do, it is also subject to these risks.

     Like any mutual fund, an investment in either Distressed Securities Fund or High Yield Total Return Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                   OPERATIONS OF HIGH YIELD TOTAL RETURN FUND
                              FOLLOWING THE MERGER

     Neither PIFM nor PIC expect High Yield Total Return Fund to revise its investment policies as a result of the Merger. In addition, because George Edwards and Paul Price serve as co-portfolio managers of both Distressed Securities Fund and High Yield Total Return Fund, neither PIFM nor PIC anticipates any significant changes to the High Yield Total Return Fund's management or general investment approach. The agents that provide High Yield Total Return Fund with services, such as its Custodian and Transfer Agent, which also provide these services to Distressed Securities Fund, are not expected to change. There will be a change in certain Directors because some of the Directors of High Yield Total Return Fund are different than the Directors of Distressed Securities Fund. The officers of the Funds, with the exception of their Secretary, are the same.

     Substantially all of the current investments of Distressed Securities Fund are permissible investments for High Yield Total Return Fund. Nevertheless, PIC may sell securities held by Distressed Securities Fund or High Yield Total Return Fund between shareholder approval and the Effective Time of the Merger as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Merger. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by High Yield Total Return Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

Purchasing Shares

     The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B and Class C shares. High Yield Total Return Fund charges a lower front-end sales charge on Class A shares (4% of the Class A shares' offering price) than is charged by Distressed Securities Fund (5% of the Class A shares' offering price). The sales charges imposed by Class B and Class C shares of High Yield Total Return Fund are identical to those charged by Distressed Securities Fund. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged, while Class C shares are sold with a 1% front-end load and a 1% CDSC. High Yield Total Return Fund also offers Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. You will receive the same class of shares in High Yield Total Return Fund as you own in Distressed Securities Fund, except that you may exchange your shares for Class Z shares if you qualify. Therefore, you will not be subject to any additional sales charges and, if you qualify for Class Z shares, you may benefit from the elimination of otherwise applicable CDSCs and distribution and service (12b-1) fees.

     The Class A shares you will receive in the Merger are not subject to a front-end sales charge. The Class B or Class C shares you will receive in the Merger are subject to the identical CDSC as is applicable to your Distressed Securities Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of Distressed Securities Fund, exclusive of any time during which you may have been invested in a money market fund.

     Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAVs are normally calculated each business day at 4:15 p.m., New York Time. Refer to each Fund's Prospectus for more information regarding how to buy shares.

Redeeming Shares

     The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable contingent deferred sales charge imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Minimum Investment Requirements

     For Distressed Securities Fund, the minimum initial investment amount is $10,000 and the minimum additional investment amount is $100. For High Yield Total Return Fund, the minimum initial investment amount is $1,000 and the minimum additional investment amount is $100. If shareholders of Distressed Securities Fund approve the Merger, they would be shareholders of a Fund with lower minimum investment requirements than Distressed Securities Fund.

Purchases and Redemptions of Distressed Securities Fund

     On May 27, 1999, Distressed Securities Fund closed to new accounts pending a reorganization of Distressed Securities Fund into High Yield Total Return Fund. The Boards of Directors subsequently determined that the Merger was preferable to a reorganization. Shareholders of Distressed Securities Fund may redeem shares through the Effective Time of the Merger. If the Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of High Yield Total Return Fund.

Exchanges of Fund Shares

     The exchange privilege currently offered by each Fund is the same and is not expected to change after the Merger. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into

Prudential Special Money Market Fund, Inc. During the time you are invested in Prudential Special Money Market Fund, Inc., the period of time during which your contingent deferred sales charge is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

Dividends and Other Distributions

     Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distressed Securities Fund declares dividends, if any, annually. High Yield Total Return Fund pays any dividends from net investment income every month. Net capital gains for both Funds, if any, are also distributed annually. At or before the Effective Time, Distressed Securities Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.

                 FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     It is anticipated that each Fund will receive an opinion of outside counsel, Swidler Berlin Shereff Friedman LLP, that the Merger will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized by the Funds. Additionally, no gain or loss will be recognized by shareholders of Distressed Securities Fund as a result of the Merger. Please see the section entitled "The Proposed Transaction - Federal Income Tax Considerations" for more information.

     During the period between shareholder approval and the Effective Time, PIC may sell certain securities to make portfolio adjustments to Distressed Securities Fund and High Yield Total Return Fund in connection with the Merger. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to Distressed Securities Fund.

                           THE PROPOSED TRANSACTION

Agreement and Plan of Merger

     The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached at Exhibit I to this Proxy Statement.

     The Agreement contemplates that Distressed Securities Fund will merge with and into High Yield Total Return Fund at the Effective Time, whereupon the separate existence of Distressed Securities Fund will cease and High Yield Total Return Fund will be the surviving corporation, and each whole and fractional Class A, Class B and Class C share of Distressed Securities Fund will be converted into and become whole and fractional Class A, Class B and Class C shares, respectively, of equal net asset value of High Yield Total Return Fund. If requested, High Yield Total Return Fund will issue certificates representing its shares only upon surrender of certificates for shares of Distressed Securities Fund.

     Immediately after the Merger, each former Distressed Securities Fund shareholder will own shares of High Yield Total Return Fund equal to the aggregate net asset value of that shareholder's shares of Distressed Securities Fund immediately prior to the Merger. The net asset value per share of High Yield Total Return Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder interest.

     All assets, rights, privileges, powers and franchises of Distressed Securities Fund and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in High Yield Total Return Fund without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Distressed Securities Fund, shall be thereafter effectively the property of High Yield Total Return Fund as they were of Distressed Securities Fund. High Yield Total Return Fund generally will be responsible for all of the liabilities and obligations of Distressed Securities Fund. The value of Distressed Securities Fund's assets and liabilities will be determined at the Effective Time, using the valuation procedures set forth in Distressed Securities Fund's Prospectus and Statement of Additional Information. The net asset value of a share of High Yield Total Return Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

     Any transfer taxes payable upon issuance of shares of High Yield Total Return Fund in a name other than that of the registered holder of the shares on the books of Distressed Securities Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

     The completion of the Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by either Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Merger

     The Boards of Directors (the Boards) of the Funds have determined that the Merger is in the best interests of the shareholders of both Funds and that the Merger will not result in a dilution of the interests of shareholders of either Fund.

     In considering the Merger, the Boards considered a number of factors, including the following:

          . the compatibility of the Funds' investment objectives, policies and restrictions;

          . the relative past and current growth in assets and investment performance of the Funds and future prospects for High Yield Total Return Fund;

          .  the relative expense ratios of the Funds;

          .  the tax consequences of the Merger;

          . the relative size of the Funds and decrease in the number of shareholders of Distressed Securities Fund;

          .  the benefits to the shareholders of the Funds; and

          . the fact that the costs of the Merger will be borne by PIFM, not the shareholders.

     PIFM and PIC recommended the Merger to the Board of each Fund at meetings of the Boards held on August 25, 1999. In recommending the Merger, PIFM and PIC advised the Boards that the Funds have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that the Funds differed primarily with respect to the Distressed Securities Fund's ability to invest in equity securities in addition to debt obligations, the Funds' expense structures and the Funds' initial and subsequent investment minimums. In addition, currently only the High Yield Total Return Fund offers Class Z shares and the front-end sales charge on High Yield Total Return Fund Class A shares is lower than that imposed on Distressed Securities Fund Class A shares.

     The Boards considered that if the Merger is approved, Class B and Class C shareholders of Distressed Securities Fund should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Class A shareholders should realize a reduction in the gross annual operating expenses paid on their investment, but a slight increase in the net annual operating expenses. Although the Manager and Distributor of Distressed Securities Fund have contractually agreed to their respective waivers and reimbursements for the fiscal year ending November 30, 1999, there can be no assurance that the waivers and reimbursements will continue thereafter or, if continued, that the amount of such waivers and reimbursements would not be reduced.

Description of the Securities to be Issued

     High Yield Total Return Fund was incorporated in Maryland on February 18, 1997. It is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. High Yield Total Return Fund is authorized to issue 2.5 billion of shares of common stock, $.0001 par value per share, divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of High Yield Total Return Fund and is identical in all respects except that:

     . each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

     . each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

     .  each class has a different exchange privilege;

     . only Class B shares have a conversion feature whereby Class B shares held for at least 6 years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

     . Class Z shares are offered exclusively for sale to a limited group of investors.

     Shares of High Yield Total Return Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in the High Yield Total Return Fund's Prospectus.

     High Yield Total Return Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of the High Yield Total Return Fund's outstanding shares.

Federal Income Tax Considerations

     The Merger is intended to qualify for federal income tax purposes as a reorganization under the Code. With respect to the Merger, it is anticipated that the Funds will receive an opinion from Swidler Berlin Shereff Friedman LLP, counsel to High Yield Total Return Fund, based upon representations made by both Distressed Securities Fund and High Yield Total Return Fund, substantially to the effect that:

     (1)  The Merger will constitute a reorganization within the meaning of
          Section 368(a)(1)(A) of the Code;

     (2) Distressed Securities Fund and High Yield Total Return Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (3) Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by Distressed Securities Fund upon the transfer of its assets to High Yield Total Return Fund solely in exchange for shares of High Yield Total Return Fund and the assumption by High Yield Total Return Fund of Distressed Securities Fund's liabilities, if any, as a result of the Merger or upon the distribution (whether actual or constructive) of the shares of High Yield Total Return Fund in connection with the Merger;

     (4) Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by High Yield Total Return Fund upon its acquisition of Distressed Securities Fund's assets in exchange for shares of High Yield Total Return Fund;

     (5) Pursuant to Section 362(b) of the Code, the basis of the assets of Distressed Securities Fund acquired by High Yield Total Return Fund will be the same as the basis of such assets when held by Distressed Securities Fund immediately prior to the Merger;

     (6) Pursuant to Section 1223(2) of the Code, the holding period of the assets of Distressed Securities Fund acquired by High Yield Total Return Fund will include the period during which such assets were held by Distressed Securities Fund;

     (7) Pursuant to Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of Distressed Securities Fund upon the exchange of his, her or its shares soley for shares of High Yield Total Return Fund, including fractional shares, in connection with the Merger;

     (8) Pursuant to Section 358(a)(1) of the Code, the basis of the shares of High Yield Total Return Fund received by Distressed Securities Fund shareholders will be the same as the basis of Distressed Securities Fund shares surrendered in exchange therefor; and

     (9) Pursuant to Section 1223(1) of the Code, the holding period for shares of High Yield Total Return Fund received by each shareholder of Distressed Securities Fund in exchange for his or her shares of Distressed Securities Fund will include the period during which such shareholder held shares of Distressed Securities Fund (provided Distressed Securities Fund shares were held as capital assets, as defined in Section 1221 of the Code, on the date of the exchange).

     It should be noted that an opinion of counsel is not binding on the Internal Revenue Service (IRS) or any court. If the IRS were to successfully assert that the Merger does not qualify as a reorganization under the Code, then the Merger would be treated as a taxable sale of Distressed Securities Fund's assets to High Yield Total Return Fund followed by the taxable liquidation of Distressed Securities Fund, and shareholders of Distressed Securities Fund would recognize gain or loss as a result of such transaction.

     Shareholders of Distressed Securities Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Merger.

Conclusion

     The Agreement was approved by the Boards of Directors of Distressed Securities Fund and High Yield Total Return Fund at meetings held on August 25, 1999. The Boards of Directors of both Funds determined that the Merger is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Distressed Securities Fund and High Yield Total Return Fund would not be diluted as a result of the Merger. If the Merger is not completed, Distressed Securities Fund will continue to engage in business as a registered investment company and the Board of Directors of

Distressed Securities Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund.

           ADDITIONAL INFORMATION ABOUT HIGH YIELD TOTAL RETURN FUND

     High Yield Total Return Fund's Prospectus dated June 1, 1999, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about High Yield Total Return Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains High Yield Total Return Fund's financial highlights for the fiscal period ended March 31, 1999. The audited financial statements of High Yield Total Return Fund are included in the Fund's Annual Report, which is attached as Attachment I to this Proxy Statement.

                                 MISCELLANEOUS

Legal Matters

     Certain legal matters in connection with the issuance of High Yield Total Return Fund shares have been passed upon by Swidler Berlin Shereff Friedman LLP, counsel to High Yield Total Return Fund.

Independent Accountants

     The audited financial statements of Distressed Securities Fund and High Yield Total Return Fund for the fiscal periods ended November 30, 1998 and March 31, 1999, respectively, included in the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years or periods ended November 30, 1998 and March 31, 1999, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

     Distressed Securities Fund and High Yield Total Return Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services,

Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

Notice To Banks, Broker-Dealers And Voting Trustees And Their Nominees

     Please advise Distressed Securities Fund, in care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14/th/ Floor, Newark, New Jersey 17102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

     Any shareholder of Distressed Securities Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Distressed Securities Fund, c/o Marguerite E. H. Morrison, Secretary, at Gateway Center Three, 100 Mulberry Street, 9/th/ Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Directors of Distressed Securities Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Distressed Securities Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws.

     The Distressed Securities Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                OTHER BUSINESS

     Management of Distressed Securities Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of Distressed Securities Fund.

                                 By order of the Board of Directors,


                                 MARGUERITE E. H. MORRISON
                                 Secretary

October __, 1999


        ------------------------------------------------------------------
         It is important that you execute and return your proxy promptly.
        ------------------------------------------------------------------

                                 ATTACHMENT I

                               ANNUAL REPORT OF
                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
                             DATED MARCH 31, 1999

(ICON)

Prudential
High Yield
Total Return
Fund, Inc.

ANNUAL
REPORT
March 31, 1999

(LOGO)



Prudential High Yield Total Return Fund, Inc.

Performance At A Glance
During our fiscal year ended March 31, 1999, the high-yield bond market was volatile. High-yield bond prices tumbled in the summer of 1998 after a financial crisis spread beyond Asia. Then most categories of high-yield bonds began to rally after the Federal Reserve cut a key short-term interest rate three times in the autumn of 1998 to stimulate U.S. economic growth. Despite the rate cuts, lower-quality high-yield bonds did not fully recover their early price declines, and their yields remained substantially higher than the yields on comparable Treasuries. The Prudential High Yield Total Return Fund's exposure to these bonds caused its returns to lag the average comparable fund, as measured by Lipper, Inc.

Cumulative Total Returns1
As of 3/31/99


                               Since Inception2         Since Inception
                              (Without sales charge)    (With sales charge)

Class A                              -2.97%                 -6.85%
Class B                              -3.45                  -8.45
Class C                              -3.45                  -5.42
Class Z                              -2.82                  -2.82
Lipper High Current Yield Fd. Avg.3  -2.21                    ***


Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper,
Inc. Since the
Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1%, and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, B, C, and Z, 5/5/98.

3 The Lipper Since Inception return is for all funds in each share class in the High Current Yield Fund category.

How Investments Compared.
 (As of 3/31/99)
   (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.



Portfolio Managers' Report
------------------------------------------------------------
-------------------
(PHOTO)

George Edwards & Paul Price
Fund Managers

Investment Goals and Style
The Fund seeks total return through high current income and capital appreciation. The Fund invests primarily in securities rated BB and below by independent rating agencies, unrated bonds, defaulted bonds, and distressed securities. All are below investment grade and are commonly known as junk bonds. As a result, the securities are subject to a greater risk of loss of principal and nonpayment of interest, including default risk, than higher-rated bonds. The Fund also invests primarily in equity securities that were attached to, or included in, a unit with fixed-income securities at the time of the purchase, convertible securities, and preferred stock. There can be no assurance that the Fund will achieve its investment objective.

Performance Review
A solid beginning
When the Fund was launched in May 1998, the high-yield bond market was benefiting from favorable economic conditions in the United States and what appeared to be an improving financial situation in Asia.
The U.S. economic
expansion was well on its way to becoming the longest ever seen in peacetime, yet it had not ignited higher inflation, which erodes the value of a bond's fixed interest payments. Meanwhile, the financial crisis in Asia had seemed to ease in the spring, lessening concern that the instability in that region would spread to other areas.

In this benign economic environment, the Fund performed nicely during the first few months it was in operation. We emphasized bonds rated single-B and below, nonrated debt securities, and smaller-sized bond issues. These bonds tend to be more speculative investments. Therefore, they provide higher interest rates and the potential for capital appreciation to compensate investors for the bonds' greater credit risk. During this time, we were also able to take advantage of many buying opportunities because the large supply of newly issued high-yield bonds was priced attractively to appeal to investors. By the end of June, the
Fund still held a considerable amount of cash (29%), most of which was invested by the close of July.

"Flight to quality" hurt the Fund
August was a difficult month for nearly all financial markets. Global financial turmoil spread beyond Asia to Russia and Latin America.
This deterioration in
world financial markets fueled a "flight to quality" in which investors purchased the safest securities, such as U.S. Treasuries and sold riskier assets, including high-yield bonds. Moreover, there was talk that the U.S.
economy could sink into a recession and corporate earnings slide if overseas demand for American-made goods continued to decline. High-yield bonds tumbled in value, particularly single-B-rated, CCC-rated, and nonrated bonds. Because the bulk of our assets are in these very speculative debt securities, the
Fund's net asset value fell sharply for the three-month period ended September
1998.

High-yield bond prices rebounded
By the early autumn of 1998, market sentiment had become very negative. This prompted the Federal Reserve to cut the Federal funds rate
(the rate U.S.
banks charge each other for overnight loans) by a quarter percentage point on
September 29,



October 15 and November 17, leaving the key short-term rate at 4.75%. Reducing interest rates stimulates economic growth by lowering borrowing costs. The rate cuts, therefore, helped to restore faith in the U.S. economy and calmed global financial markets. Market sentiment improved, leading investors to reverse the
"flight to quality" by selling Treasuries and purchasing assets such as stocks and high-yield bonds. The Investment Company Institute reported that the amount of money flowing into high-yield bond mutual funds during November
1998 surpassed the previous all-time high by an impressive 51%. Of course, this trend benefited the Fund.

Rally continued in new year
Demand for high-yield bonds continued to increase in 1999 amid strong U.S.
economic growth and climbing commodity prices. In the first three months of
1999, among the best performing sectors of the high-yield market was telecommunications bonds, where prices were bolstered by merger and acquisition activity. Telecommunications bonds comprised roughly 16% of the Fund's total investments as of March 31, 1999--its largest position. We also owned bonds of some cyclical industries such as paper, energy and chemicals, that rebounded in the first quarter of 1999. For example, bonds of energy companies were helped by the dramatic increase in the price of crude oil, which soared as demand for crude picked up in Asia even as the Organization of Petroleum Exporting
Countries (OPEC) planned to cut production.

Not every sector of the high-yield market performed well. The healthcare sector sold off sharply due to the uncertainty posed by newly implemented federal reimbursement programs. In addition, lower-rated bonds (single-B and below) did not perform as well as the rest of the high-yield universe. Investors favored larger, higher-quality debt securities as the high-yield bond market was recovering from the sharp price declines of 1998. Since the Fund and the
Lipper average both contained lower-rated bonds, they posted negative returns for the fiscal year.

Looking Ahead
Yields still very attractive
High-yield bonds that are rated single-B and below, and nonrated bonds, still provide very attractive yields relative to comparable U.S.
Treasuries.  If the
U.S. economic expansion continues and investors grow more comfortable holding riskier assets, we believe yields on these high-yield bonds will continue to fall (and their prices rise). Therefore, we plan to maintain the Fund's exposure to the lower-rated categories of the high-yield market. We also plan to maintain exposure to the stocks of companies that issue high-yield bonds, because these equity securities have good potential for capital appreciation.

Credit Quality
Expressed as a percentage of total investments as of 3/31/99

BBB              0.3%
BB               6.2
B               52.5
CCC             14.2
Not Rated       16.9
Equity           6.4
Short-term/Cash  3.5

A Message to Our Shareholders
May 19, 1999
------------------------------------------------------------
-------------------
(PHOTO)

Dear Shareholder:
As 1999 began, major index advances have been driven by the stocks of a handful of very large companies. These stocks were getting more and more expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies, and between growth and value stocks. In recent months, however, that gap has started to narrow amid news of strong economic growth.

Our current economic environment has prompted many investors to turn to value stocks that typically fare better in a growing economy, and have been selling at a significant discount to the market.

Many sectors of the bond market have also begun to rebound from last year's global financial crisis. Furthermore, while bonds have not generated higher returns than stocks in recent years, they have demonstrated that they hold up better during market downturns. That's a thought to keep in mind going forward.

Diversification is critical
History shows that the markets generally bring prices in line with earnings performance, sooner or later. It also shows that two investment styles--value and growth--typically alternate in periods of superior performance.

What does this suggest? Instead of chasing popular market winners, investors should have a well-diversified asset allocation strategy in place and keep to it. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, bond funds, and money market funds could help you weather inevitable market turbulence and receive more consistent returns over time.
Prudential offers a wide range of mutual funds to help our shareholders diversify. We have also designed several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
Chief Investment Officer
Prudential Investments

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


------------------------------------------------------------
------------------------------------------------------------
------
LONG-TERM INVESTMENTS--94.3%
CORPORATE BONDS--86.9%
------------------------------------------------------------
------------------------------------------------------------
------
Aerospace--0.2%
BE Aerospace, Inc., Sr. Sub. Notes
B1                9.50%     11/01/08    $    250        $
266,875
------------------------------------------------------------
------------------------------------------------------------
------

Airlines--0.3%
Canadian Airlines Corp., Sr. Notes (Canada)
Caa2             12.25                                      8/01/06  1,150(f)
506,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
------
Automotive--1.1%
Eagle-Picher Industries, Inc., Sr. Sub. Notes
B3                9.375                                     3/01/08    400
386,000
Hayes Wheels Int'l., Inc., Sr. Sub. Notes
B2                9.125                                     7/15/07    500
521,250
Paragon Corp. Holdings, Inc., Sr. Notes
B3                9.625                                     4/01/08  1,000
800,000

------------

1,707,250
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
------
Broadcasting & Other Media--6.5%
Ackerly Group, Inc., Sr. Sub. Notes
B2                9.00                                      1/15/09  1,000
1,030,000
American Lawyer Media Holdings, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/15/02)
B3               12.25                                     12/15/08  1,500
971,250
Capstar Broadcasting, Sr. Disc. Notes, Zero Coupon
   (until 2/1/02)
B3               12.75                                      2/01/09  2,000
1,690,000
CD Radio, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/1/02)
Caa1             15.00                                     12/01/07  1,000
541,250
Chancellor Media Corp., Sr. Sub. Notes
Ba3               9.00                                     10/01/08  1,000
1,070,000
Coaxial Communications, Inc., Sr. Notes
B3               10.00                                      8/15/06    250
266,250
Grupo Televisa S.A., Sr. Disc. Notes, Zero Coupon
   (until 5/15/01) (Mexico)
Ba2              13.25                                      5/15/08  1,000(f)
835,000
Jacor Communications Co., Sr. Sub. Notes
B2                8.75                                      6/15/07  1,000
1,067,500
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)
B3               10.00                                      3/01/08    500
352,500
Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until
   8/1/02)
NR               11.75                                      8/01/06  1,500
843,750
SFX Entertainment, Inc., Sr. Sub. Notes
B3                9.125                                     2/01/08  1,500
1,530,000

------------

10,197,500
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
------
Building & Related Industries--2.4%
Formica Corp., Sr. Sub. Notes
B3               10.875                                     3/01/09  1,000
995,000
New Millenium Homes, Sr. Notes
   (cost $1,945,519; purchased 5/27/98)
NR               12.00                                      9/03/00  2,000(b)
1,800,000
Presley Cos., Sr. Notes
Caa3             12.50                                      7/01/01    900
760,500
Webb (Del E.) Corp., Sr. Sub. Deb.
B2                9.375                                     5/01/09    250
242,500

------------

3,798,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


------------------------------------------------------------
------------------------------------------------------------
------
Cable--6.2%

Adelphia Communications Corp.,
Sr. Notes
B1               10.50%                                     7/15/04  $  500     $
550,000
   Sr. Notes, PIK
B1                9.50                                      2/15/04      43
44,327
Avalon Cable Holdings LLC, Sr. Disc. Notes, Zero Coupon
   (until 12/1/03)
Caa1             11.875                                    12/01/08   1,000
653,750
Avalon Cable of Michigan, Inc., Sr. Sub. Notes
B3                9.375                                    12/01/08     750
790,313
Charter Communications Holdings LLC,
   Sr. Disc. Notes, Zero Coupon (until 4/1/04)
B2                9.92                                      4/01/11   1,000
643,750
   Sr. Notes
B2                8.625                                     4/01/09     500
510,625
Classic Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 8/1/03)
Caa1             13.25                                      8/01/09  1,000(d)
695,000
Diamond Cable Co., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)
   (United Kingdom)
B3               11.75                                     12/15/05  2,000(f)
1,740,000
Falcon Holdings Group, L.P., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/03)
B2                9.285                                     4/15/10   1,000
695,000
International Cabletel, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/00)
B3               12.75                                      4/15/05   1,000
945,000
Mediacom LLC, Sr. Notes
B2                7.875                                     2/15/11     500
490,000
TVN Entertainment Corp., Sr. Notes
NR               14.00                                      8/01/08  1,000(d)
850,000
United Int'l. Holdings, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 2/15/03)
B3               10.75                                      2/15/08   1,500
1,020,000

------------

9,627,765
------------------------------------------------------------
------------------------------------------------------------
------
Capital Goods--0.5%
Thermadyne Holdings Corp.,
 Sr. Disc. Notes, Zero Coupon (until 6/1/03)
Caa1             12.50       6/01/08         500
250,000
 Sr. Sub. Notes
B3                9.875      6/01/08         500
472,500

------------

722,500
------------------------------------------------------------
------------------------------------------------------------
------
Chemicals--1.2%
Borden Chemical & Plastics L.P., Sr. Notes
B1                9.50                        5/01/05    500
460,000
Equistar Chemicals L.P., Sr. Notes
Baa3              8.75                        2/15/09    500
507,500
Sterling Chemical, Inc., Sr. Sub. Notes
B3               11.75                        8/15/06  1,000
940,000

------------

1,907,500

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------
Consumer Products--1.2%
Corning Consumer Product Co., Sr. Sub. Notes
B3               9.625%                                     5/01/08   $1,080  $
901,800
Revlon Consumer Products Corp., Sr. Notes
B2               9.00                                      11/01/06      500
495,000
Windmere Durable Holdings, Inc., Sr. Notes
B3              10.00                                       7/31/08      500
457,500

------------

1,854,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------
Containers--1.2%
Ball Corp., Sr. Sub. Notes
B1               8.25                                       8/01/08      250
258,125
Graham Packaging Holdings Co., Sr. Disc. Notes, Zero
   Coupon (until 1/15/03)
Caa1            10.75                                       1/15/09    2,000
1,380,000
Tekni Plex, Inc., Sr. Sub. Notes
B3              11.25                                       4/01/07      250
272,500

------------

1,910,625
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------
Drugs & Health Care--4.3%
Fresenius Medical Care Capital Trust, Gtd. Notes
Ba3               9.00                                     12/01/06      650
666,250
Harborside Healthcare Corp., Sr. Sub. Disc. Notes, Zero
   Coupon (until 8/1/03)
B3               11.00                                      8/01/08      750
315,000
ICN Pharmaceuticals, Inc., Sr. Notes
Ba3               8.75                                     11/15/08    1,000
1,005,000
Magellan Health Services, Inc., Sr. Sub. Notes
Caa1              9.00                                      2/15/08    1,000
862,500
Mariner Post-Acute Network, Inc., Sr. Sub. Disc. Notes,
   Zero Coupon (until 11/1/02)
B3               10.50                                     11/01/07    2,000
380,000
Medaphis Corp., Sr. Notes
Caa1              9.50                                      2/15/05      125
85,000
Mediq, Inc., Sr. Sub. Notes
B3               11.00                                      6/01/08    1,000
870,000
Sun Healthcare Group, Inc., Sr. Sub. Notes
Caa3              9.50                                      7/01/07    1,000
270,000
Team Health, Inc., Sr. Sub. Notes
B3               12.00                                      3/15/09      750
750,000
US Healthworks, Inc., Sr. Disc. Notes
NR              Zero                                       10/15/04    1,500
1,575,000

------------

6,778,750
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------
Energy--6.1%
Anker Coal Group, Inc., Sr. Notes
Ca                9.75                                     10/01/07    1,000
530,000
Applied Power, Inc., Sr. Sub. Notes
B1                8.75                                      4/01/09      500
507,500
Bayard Drilling Technologies, Sr. Notes
B2               11.00                                      6/30/05      500
545,000
Calpine Corp., Sr. Notes
Ba2               7.75                                      4/15/09      500
500,000
Chesapeake Energy Corp., Sr. Notes
B3                9.625                                     5/01/05    1,250
1,037,500
Chiles Offshore LLC, Sr. Notes
B3               10.00                                      5/01/08    1,250
906,250
CMS Energy Corp., Sr. Notes
Ba3               7.50                                      1/15/09      125
126,250
DI Industries, Inc., Sr. Notes
B1                8.875                                     7/01/07    1,000
790,000
Gothic Production Corp., Sr. Sec'd Notes
B3               11.125                                     5/01/05    1,250
962,500
Grant Geophysical, Inc., Sr. Notes,
B3                9.75                                      2/15/08    1,000
570,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.    5

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


------------------------------------------------------------
------------------------------------------------------------
------

Energy (cont'd.)
Gulf Canada Resources Ltd.,
   Sr. Sub. Deb. (Canada)
Ba2              9.625%                      7/01/05  $          $
                                                      625(f)
639,062
   Sr. Sub. Deb. (Canada)
Ba2              9.25                        1/15/04  500(f)
509,310
Ocean Rig, Gtd. Sr. Sec'd. Notes (Norway)
B3              10.25                        6/01/08  1,000(f)
700,000
P & L Coal Holdings Corp., Sr. Sub. Notes
B2               9.625                       5/15/08   1,000
1,043,750
Pride Petroleum Services, Inc., Sr. Notes
Ba3              9.375                       5/01/07     125
120,000
R & B Falcon Corp., Sr. Notes
   (cost $132,124; purchased 3/25/99)
Ba3             12.25                        3/15/06  130(b)
136,825

------------

9,623,947
------------------------------------------------------------
------------------------------------------------------------
------
Financial Services--0.6%
Amresco, Inc., Sr. Sub. Notes
 (cost $736,546; purchased 11/20/98)
Caa3             9.875       3/15/05       1,000(b)
740,000
Delta Financial Corp., Sr. Notes
B3               9.50        8/01/04         300
225,000

------------

965,000
---------------------------------------------------------------------
---------------------------------------------------------------------
------
Food & Beverage--3.1%
Advantica Restaurant Group, Inc., Sr. Notes
B2               11.25                              1/15/08  1,500
1,530,000
Envirodyne Industries, Inc., Sr. Notes
Caa1             10.25                             12/01/01    340
261,800
Fresh Foods, Inc., Sr. Sub. Notes
B3               10.75                              6/01/06    500
500,000
Grupo Azucarero Mexico S.A., Sr. Notes (Mexico)
Caa2             11.50                              1/15/05  1,700(f)
578,000
Iowa Select Farms L.P., Sr. Sub. Notes
B3               10.75                             12/01/05  1,125
900,000
Specialty Foods Corp., Sr. Sub. Notes
Caa3             11.25                              8/15/03  1,500
1,125,000

------------

4,894,800
---------------------------------------------------------------------
---------------------------------------------------------------------
------
Gaming--5.2%
Alliance Gaming Corp., Sr. Sub. Notes
B3               10.00                              8/01/07  1,000
731,250
Aztar Corp., Sr. Sub. Notes
B2               13.75                             10/01/04    500
550,625
Blue Chip, Sr. Sub. Notes
   (cost $1,264,826; purchased 5/5/98)
NR                9.50                              9/15/02  1,500(b)
1,260,000
Casino America Corp., Sr. Notes
B1               12.50                              8/01/03    750
855,938
Fitzgeralds Gaming Corp., Sr. Notes
B3               12.25                             12/15/04    625
281,250
Hollywood Park, Inc., Sr. Sub. Notes
B2                9.25                              2/15/07    750
768,750
Isle Capri Black Hawk LLC, First Mtge. Notes
B3               13.00                              8/31/04  1,000
1,085,000
Mohegan Tribal Gaming Auth., Sr. Sub. Notes
Ba3               8.75                              1/01/09    250
261,250
Santa Fe Hotel, Inc., First Mtge. Notes
Caa2             11.00                             12/15/00  1,000
980,000
Trump Atlantic City Assocs., First Mtge. Notes
B2               11.25                              5/01/06  1,500
1,335,000

------------

8,109,063

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


------------------------------------------------------------
------------------------------------------------------------
------
Industrials--3.1%

AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
   7/1/03)
Caa1             13.50%                                 7/01/09   $2,000      $
640,000
Continental Global Group, Inc., Sr. Notes
B2               11.00                                  4/01/07    1,500
1,320,000
Great Lakes Carbon Corp.,
   Sr. Disc. Deb., Zero Coupon (until 5/15/03)
Caa1             13.125                                 5/15/09    1,000
557,500
   Sr. Sub. Notes, PIK
B3               10.25                                  5/15/08    1,000
1,030,000
ICF Kaiser Int'l., Inc., Sr. Sub. Notes
Caa2             13.00                                 12/31/03    1,770
1,239,000

------------

4,786,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------
Leisure & Tourism--2.2%
AMC Entertainment, Inc., Sr. Sub. Notes
B3                9.50                                  2/01/11      375
356,719
Ballys Total Fitness Holdings, Inc., Sr. Sub. Notes
B3                9.875                                10/15/07    1,000
990,000
Premier Cruise Ltd., Sr. Notes
   (cost $973,646; purchased 5/19/98)
Caa2             11.00                                  3/15/08  1,000(b)(e)
280,000
Production Resource LLC, Sr. Sub. Notes
Caa2             11.50                                  1/15/08    1,000
990,000
Town Sports Int'l., Inc., Sr. Notes
B2                9.75                                 10/15/04      775
751,750

------------

3,368,469
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------
Miscellaneous Services--3.4%
Coinstar, Inc., Sr. Disc. Notes, Zero Coupon (until
   10/1/01)
NR               13.00                                 10/01/06    1,550
1,480,250
Desa Int'l., Inc., Sr. Sub. Notes
Caa1              9.875                                12/15/07    1,000
780,000
ICON Health & Fitness, Inc., Sr. Sub. Notes
   (cost $1,369,767; purchased 7/21/98)
Caa2             13.00                                  7/15/02  1,500(b)
1,125,000
Interact Systems, Inc., Sr. Disc. Notes
NR              Zero                                    8/01/03    1,500
630,000
Kindercare Learning Center, Inc., Sr. Sub. Notes
B3                9.50                                  2/15/09      750
753,750
La Petite Academy, Inc., Sr. Notes
B3               10.00                                  5/15/08      500
490,000

------------

5,259,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------
Paper & Forest Products--4.7%
Ainsworth Lumber Ltd., Sr. Notes, PIK
B3               12.50                                  7/15/07    2,000
2,110,000
Gaylord Container Corp., Sr. Notes
Caa1              9.75                                  6/15/07    1,500
1,447,500
Maxxam Group Holdings, Inc., Sr. Notes
B3               12.00                                  8/01/03      500
535,000
Millar Western Production Ltd., Sr. Notes
B3                9.875                                 5/15/08      500
445,000
Repap New Brunswick, Inc., Sr. Sec'd. Notes
Caa1             10.625                                 4/15/05    1,000
830,000
Stone Container Corp.,
   Sr. Notes
B2               12.58                                  8/01/16      250
267,188
   Sr. Sub. Deb.
B3               12.25                                  4/01/02    1,750
1,760,937

------------

7,395,625

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


------------------------------------------------------------
------------------------------------------------------------
------

Publishing--1.3%
Garden State Newspapers, Sr. Sub. Notes
B1               8.625%                                7/01/11  $  250     $
251,875
Phoenix Color Corp., Sr. Sub. Notes
B3              10.375                                 2/01/09   1,000
1,015,000
World Color Press, Inc.,
   Sr. Sub. Notes
B1               8.375                                11/15/08     500
510,000
   Sr. Sub. Notes
B1               7.75                                  2/15/09     250
245,000

------------

2,021,875
----------------------------------------------------------------------------
----------------------------------------------------------------------------
------
Real Estate--0.5%
CB Richards Ellis Services, Inc., Sr. Sub. Notes
Ba3              8.875                                 6/01/06     800
800,000
----------------------------------------------------------------------------
----------------------------------------------------------------------------
------
Retail--3.4%
Big 5 Holdings Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/30/02)
   (cost $554,565; purchased 2/3/99)
NR               13.45                                11/30/08  1,000(b)
550,000
Montgomery Ward Trade Claim
   (cost $695,187; purchased 8/19/98)
NR              Zero                                  12/31/00  1,986(b)
466,769
Musicland Group, Inc., Sr. Sub. Notes
B3                9.00                                 6/15/03   1,500
1,509,375
Pamida, Inc., Sr. Sub. Notes
Caa1             11.75                                 3/15/03     950
856,187
Phar-Mor, Inc., Sr. Notes
B3               11.72                                 9/11/02   1,805
1,859,150

------------

5,241,481
----------------------------------------------------------------------------
----------------------------------------------------------------------------
------
Steel & Metals--2.7%
Doe Run Res. Corp., Sr. Notes
B3               11.25                                 3/15/05   1,000
850,000
Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes
B2               12.75                                 2/01/03   1,000
967,500
National Steel Corp., First Mtge.
Ba3               9.875                                3/01/09     250
256,875
UCAR Global Enterprises, Inc., Sr. Sub. Notes
B2               12.00                                 1/15/05   1,000
1,056,250
WHX Corp., Sr. Notes
B3               10.50                                 4/15/05   1,150
1,115,500

------------

4,246,125
----------------------------------------------------------------------------
----------------------------------------------------------------------------
------
Supermarkets--1.9%
Homeland Stores, Inc., Sr. Notes
NR               10.00                                 8/01/03     350
299,250
Pantry, Inc., Sr. Sub. Notes
B3               10.25                                10/15/07   1,500
1,575,000
Pathmark Stores, Inc., Sr. Sub. Notes
Caa1              9.625                                5/01/03   1,000
1,027,500

------------

2,901,750

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


------------------------------------------------------------
------------------------------------------------------------
------

Technology--1.9%
Ampex Corp., Sr. Notes
B+(a)            12.00%                                     3/15/03   $1,000     $
1,040,000
Anacomp, Inc., Sr. Sub. Notes
B3               10.875                                     4/01/04    1,000
1,040,000
DecisionOne Holdings Corp., Sr. Disc. Deb., Zero Coupon
   (until 8/1/02)
C                11.50                                      8/01/08  1,100(d)
22,000
Viasystems, Inc., Sr. Sub. Notes
Caa1              9.75                                      6/01/07    1,000
941,250

------------

3,043,250
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
------
Telecommunications--16.2%
Allegiance Telecom, Inc., Sr. Notes
NR               12.875                                     5/15/08    1,000
1,100,000
AMSC Acquisition Co., Inc., Sr. Notes
NR               12.25                                      4/01/08      500
253,750
Arch Communications Group, Inc., Sr. Notes
B3               12.75                                      7/01/07      500
445,000
Bestel S.A. De CV, Sr. Disc. Notes, Zero Coupon (until
   5/15/01) (Mexico)
NR               12.75                                      5/15/05  1,500(f)
930,000
Birch Telecom, Inc., Sr. Notes
NR               14.00                                      6/15/08    1,000
915,000
Caprock Communications Corp., Sr. Notes
Caa1             12.00                                      7/15/08      500
508,750
Cencall Communications Corp., Sr. Disc. Notes, Zero
   Coupon
   (until 1/15/99)
B2               10.125                                     1/15/04      250
257,500
Covad Communications Group, Inc., Sr. Disc. Notes
B3               12.50                                      2/15/09      500
502,500
E. Spire Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 7/1/03)
NR               10.625                                     7/01/08      900
432,000
Firstworld Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/03)
NR               13.00                                      4/15/08    1,000
380,000
Focal Communications Corp., Sr. Disc. Notes, Zero
   Coupon
   (until 2/15/03)
NR               12.125                                     2/15/08    1,250
700,000
GST Network Funding, Inc., Sr. Disc. Notes, Zero Coupon
   (until 5/1/03)
NR               10.50                                      5/01/08    1,375
735,625
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)
NR               13.875                                    12/15/05      500
395,000
ICG Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
   9/15/00)
NR               13.50                                      9/15/05    1,300
1,150,500
ICO Global Communications, Sr. Notes
B3               15.00                                      8/01/05  1,000(d)
550,000
Impsat Corp., Sr. Notes
B2               12.375                                     6/15/08    1,000
900,000
Iridium Capital Corp., Sr. Notes
B3               14.00                                      7/15/05    1,000
450,000
Jordan Telecommunication Products, Sr. Sub. Notes
B3                9.875                                     8/01/07      500
500,000
Level 3 Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/1/03)
B3               10.50                                     12/01/08    1,100
690,250
   Sr. Notes
B3                9.125                                     5/01/08      250
250,625
McLeodusa, Inc., Sr. Notes
B2                8.125                                     2/15/09    1,000
1,000,000
Nextel Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)
B2                9.95                                      2/15/08      600
420,000
   Sr. Disc. Notes, Zero Coupon (until 2/15/99)
B2                9.75                                      8/15/04      350
362,250
Nextel International, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/03)
Caa1             12.125                                     4/15/08      500
220,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


------------------------------------------------------------
------------------------------------------------------------
------

Telecommunications (cont'd.)
Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon
   (until 2/1/04)
B3               14.00%                                     2/01/09   $1,000     $
570,000
Northeast Optic Network, Inc., Sr. Notes
NR               12.75                                      8/15/08      500
520,000
NTL, Inc., Sr. Disc. Notes, Zero Coupon (until 10/1/03)
B3               12.375                                    10/01/08    2,500
1,725,000
Omnipoint Corp., Sr. Notes
B3               11.625                                     8/15/06    2,000
1,750,000
RSL Communications Ltd.,
   Sr. Notes
B2               12.25                                     11/15/06      250
273,125
   Sr. Notes
B3               12.00                                     11/01/08      350
388,500
Splitrock Services, Inc., Sr. Notes
NR               11.75                                      7/15/08      750
716,250
Time Warner Telecom LLC, Sr. Notes
B2                9.75                                      7/15/08      650
695,500
U.S. Xchange LLC, Sr. Notes
NR               15.00                                      7/01/08      750
810,000
USA Mobil Communications, Inc., Sr. Notes
B3                9.50                                      2/01/04      500
430,000
Versatel Telecom BV, Sr. Notes (Netherlands)
NR               13.25                                      5/15/08  1,000(f)
1,052,500
Viatel, Inc., Sr. Notes
Caa1             11.25                                      4/15/08    1,000
1,025,000
Winstar Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 10/15/00)
Caa1             14.00                                     10/15/05      500
356,250
Worldwide Fiber, Inc., Sr. Notes
B3               12.50                                     12/15/05    1,000
1,052,500

------------

25,413,375
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
------
Textiles--1.5%
Cluett American Corp., Sr. Sub. Notes
B3               10.125                                     5/15/08      750
686,250
Simmons Co., Sr. Sub. Notes
B3               10.25                                      3/15/09    1,000
1,035,000
Steel Heddle Mfg. Co., Sr. Sub. Notes
B3               10.625                                     6/01/08    1,000
550,000

------------

2,271,250
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
------
Transportation/Trucking/Shipping--1.1%
American Commercial Lines LLC, Sr. Notes
B1               10.25                                      6/30/08    1,000

1,030,000
Stena AB, Sr. Notes (Sweden)

B1               10.625    6/01/08  1,000(f)
760,000

------------

1,790,000
------------------------------------------------------------
------------------------------------------------------------
------
Utilities--0.6%
York Power Funding Cayman Ctd., Sr. Sec'd. Notes
 (Cayman Islands)
Ba3              12.00      10/30/07       1,000(f)
1,005,000

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     10

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------



Moody's                               Principal

Rating      Interest     Maturity     Amount
Value
Description
(Unaudited)      Rate         Date        (000)
(Note 1)


-------------------------------------------------------------------
-------------------------------------------------------------------
------
Waste Management--2.3%
Allied Waste North America, Inc.,
   Sr. Notes
Ba2              7.875%                   1/01/09  $  1,250  $
1,218,750
   Sr. Notes
Ba2              7.625                              1/01/06     500
487,500
Waste Systems Int'l., Inc., Sub. Notes
CCC+(a)                                      7.00   5/13/05   2,000
1,870,000

------------

3,576,250

------------
Total corporate bonds
 (cost $147,843,118)
135,989,825

------------
------------------------------------------------------------
------------------------------------------------------------
------
CONVERTIBLE BONDS--1.1%
Einstein / Noah Bagel Corp., Sub. Deb.
7.25        6/01/04       1,500             885,000
Key Energy Group, Inc., Sr. Sub. Notes
5.00        9/15/04       1,500             765,000

------------
Total convertible bonds
 (cost $1,979,318)
1,650,000

------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     11

Portfolio of Investments as of
PRUDENTIAL HIGH YIELD
March 31, 1999
TOTAL RETURN FUND, INC.
------------------------------------------------------------
-------------------


                          Value
Description                           Shares          (Note
1)

------------------------------------------------------------
------------------------------------------------------------
------
COMMON STOCKS--1.3%
Beverly Enterprises, Inc.(c)          40,000        $
205,000
Canadian Airlines Corp.(c)             4,400
5,046
Chesapeake Energy Corp.               25,000
35,938
Grand Union Co.(c)                   100,772
1,133,685
Intermedia Communications, Inc.(c)       811
21,187
Musicland Stores Corp.(c)             25,000
220,312
Nevada Gold & Casinos, Inc.(c)         8,000
38,000
Northeast Optic Network, Inc.(c)      20,000
282,500
Omnipoint Corp.(c)                     5,200
75,075
Paxson Communications Corp.(c)         9,400
80,488
Star Gas Partners L.P.                   441
881
Total common stocks
 expiring (cost $2,222,200)
2,098,112

PREFERRED STOCKS--4.9%
Adelphia Communications Corp.,
 $13.00                              8,750
1,006,250
Century Maintenance Supply, Inc.,
 $13.25                             10,636
1,095,508
Cluett American Corp., $12.50          7,961
708,525
Concentric Network Corp., $13.50           1
372
Geneva Steel Co., $14.00               1,000
500
Harborside Healthcare Corp., $13.50      535
374,160
Intermedia Communications, Inc.,
 $7.00                              20,000
415,000
IXC Communications, Inc., $12.50         750
813,750
Packaging Corp. America, $12.375       7,500
750,000
Paxson Communications Corp.,
 $12.50                              1,128
1,015,537
Rural Cellular Corp., $11.375              6
6,224
Supermarkets General Holdings
 Corp., $3.52                       10,000
365,000
Texas Utilities Co., $9.25            20,000
1,066,250
Viatel, Inc., $10.00                     521
78,166
                                                    --------
----
Total preferred stocks
 (cost $7,809,893)
7,695,242


                          Value
Description                           Warrants        (Note
1)
------------------------------------------------------------
------------------------------------------------------------
------

WARRANTS(c)--0.1%
American Banknote Corp., expiring
 12/1/07 @ $5.50                       750              $
7
American Mobile Satellite Corp.,
 expiring 4/1/08 @ $12.51              500
1,645
Bestel S.A. De CV, expiring
 5/15/05                             1,500
1,500
Birch Telecom, Inc., expiring
 6/15/08                             1,000
5,000
Classic Communications, Inc.,
 expiring 8/1/09                     3,000(d)
0
DecisionOne Holdings Corp.,
 expiring 8/1/07 @ $23.00            1,000(d)
0
Firstworld Communications, Inc.,
 expiring 4/15/08                    1,000
10,000
ICO Global Communications,
 8/1/05 @ $13.20                     1,000(d)
0
Interact Systems, Inc.,
 expiring 8/1/03                     1,500
15
Splitrock Services, Inc., expiring
 7/15/08                               750
45,000
TVN Entertainment Corp., expiring
 8/1/08                              1,000(d)
0
Versatel Telecom BV, expiring
 5/15/08                             1,000
70,000
Total warrants
 (cost $7,515)
133,167
Total long-term investments
 (cost $159,862,044)
147,566,346
                                                    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

Portfolio of Investments as of                   PRUDENTIAL
HIGH YIELD
March 31, 1999                                   TOTAL
RETURN FUND, INC.
------------------------------------------------------------
--------------------



Principal

Interest    Maturity      Amount            Value
Description
Rate        Date         (000)           (Note 1)


------------------------------------------------------------
------------------------------------------------------------
------
SHORT-TERM INVESTMENTS--5.5%
------------------------------------------------------------
------------------------------------------------------------
------
COMMERCIAL PAPER--4.4%
General Electric Capital Corp.
5.12%      4/01/99    $  3,923        $  3,923,000
Windmill Funding Corp.
4.88       4/19/99       3,000           2,992,680

------------
Total commercial paper
 (cost $6,915,680)
6,915,680

------------
------------------------------------------------------------
------------------------------------------------------------
------
CORPORATE BONDS--1.1%
Aircraft Funding, Sr. Notes, PIK
 (cost $1,995,149; purchased 7/1/98)
12.00       7/15/99       2,000(b)        1,640,000

------------
Total short-term investments
 (cost $8,910,829)
8,555,680

------------
------------------------------------------------------------
------------------------------------------------------------
------
Total Investments--99.8 %
 (cost $168,772,873; Note 4)
156,122,026
Other assets in excess of liabilities--0.2%
251,588

------------
Net Assets--100%
$156,373,614

------------

------------

---------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of
such securities is
 $9,667,329. The aggregate value $7,998,594 is
approximately 5.1% of net
 assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded
together as a unit;
 generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments; non-
income producing
 security.
(f) US$ denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
LLC--Limited Liability Company.
The Fund's current Prospectus contains a description of
Moody's and Standard &
Poor's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

                     PRUDENTIAL HIGH
YIELD
Statement of Assets and Liabilities          TOTAL RETURN
FUND, INC.
------------------------------------------------------------
--------------------


Assets
March 31, 1999


Investments, at value (cost
$168,772,873)...............................................
 ...................       $156,122,026
Cash........................................................
 ...............................................
893
Interest
receivable..................................................
 ......................................          3,452,596
Receivable for investments
sold........................................................
 ....................            921,803
Receivable for Fund shares
sold........................................................
 ....................            533,492
Prepaid expenses and other
assets......................................................
 ....................            148,785

--------------
 Total
assets......................................................
 ......................................        161,179,595

--------------
Liabilities
Payable for investments
purchased...................................................
 .......................          3,154,611
Payable for Fund shares
reacquired..................................................
 .......................          1,015,068
Dividends
payable.....................................................
 .....................................            324,774
Accrued
expenses....................................................
 .......................................            184,097
Due to
Distributor.................................................
 ........................................             81,391
Due to
Manager.....................................................
 ........................................             46,040

--------------
 Total
liabilities.................................................
 ......................................          4,805,981

--------------
Net
Assets......................................................
 ...........................................
$156,373,614

--------------

--------------
Net assets were comprised of:
 Common stock, at
par.........................................................
 ...........................       $      1,756
 Paid-in capital in excess of
par.........................................................
 ...............        172,971,331

--------------

172,973,087
 Accumulated net realized loss on
investments.................................................
 ...........         (3,948,626)
 Net unrealized depreciation on
investments.................................................
 .............        (12,650,847)

--------------
Net assets, March 31,
1999........................................................
 .........................       $156,373,614

--------------

--------------
Class A:
 Net asset value and redemption price per share
$8.91
  ($37,557,754 / 4,216,698 shares of common stock issued
and outstanding)..............................
 Maximum sales charge (4% of offering
price)......................................................
 .......                .37
 Maximum offering price to
public......................................................
 ..................              $9.28
Class B:
 Net asset value, offering price and redemption price per
share
$8.91
  ($97,453,690 / 10,940,153 shares of common stock
issued and outstanding).............................
Class C:
 Net asset value and redemption price per share
$8.91
  ($19,248,742 / 2,160,946 shares of common stock issued
and outstanding)..............................
 Sales charge (1% of offering
price)......................................................
 ...............                .09
 Offering price to
public......................................................
 ..........................              $9.00
Class Z:
 Net asset value, offering price and redemption price per
share
$8.91
  ($2,113,428 / 237,269 shares of common stock issued
and outstanding).................................

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     14

PRUDENTIAL HIGH YIELD
TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------


                        May 5,
1998(a)
                         Through
Net Investment Income                             March 31,
1999

Income
 Interest....................................
13,945,929
 Dividends...................................
147,729
                                                  ----------
----

14,093,658
                                                  ----------
----
Expenses
 Management fee..............................
864,173
 Distribution fee--Class A...................
56,529
 Distribution fee--Class B...................
623,305
 Distribution fee--Class C...................
122,290
 Custodian's fees and expenses...............
160,000
 Registration fees...........................
140,000
 Transfer agent's fees and expenses..........
120,000
 Amortization of prepaid offering cost.......
110,000
 Reports to shareholders.....................
90,000
 Audit fee and expenses......................
30,000
 Amortization of deferred organization
  cost.....................................
26,000
 Legal fees and expenses.....................
20,000
 Directors' fees.............................
14,000
 Insurance expense...........................
2,000
 Miscellaneous...............................
816
                                                  ----------
----
  Total expenses...........................
2,379,113
 Less: Management fee waiver (Note 2)........
(398,849)
                                                  ----------
----
  Net expenses.............................
1,980,264
                                                  ----------
----
Net investment income..........................
12,113,394
                                                  ----------
----
Realized and Unrealized
Loss on Investments
Net realized loss on investment transactions...
(3,948,626)
Net change in unrealized
 appreciation/depreciation of investments....
(12,650,847)
                                                  ----------
----
Net loss on investments........................
(16,599,473)
                                                  ----------
----
Net Decrease in Net Assets
Resulting from Operations......................    $
(4,486,079)
                                                  ----------
----
                                                  ----------
----
---------------
(a) Commencement of investment operations.



PRUDENTIAL HIGH YIELD
TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------


                       May 5,
1998(a)
Increase in                                        Through
Net Assets                                      March 31,
1999

Operations
 Net investment income......................   $
12,113,394
 Net realized loss on investment
  transactions............................
(3,948,626)
 Net change in unrealized
  appreciation/depreciation of
  investments.............................
(12,650,847)
                                                ------------
--
 Net decrease in net assets resulting from
  operations..............................
(4,486,079)
                                                ------------
--
Dividends and distributions (Note 1)
 Dividends from net investment income
  Class A.................................
(3,017,075)
  Class B.................................
(7,451,879)
  Class C.................................
(1,460,665)
  Class Z.................................
(183,775)
                                                ------------
--

(12,113,394)
                                                ------------
--
 Distributions in excess of net investment
  income
  Class A.................................
(50,574)
  Class B.................................
(132,431)
  Class C.................................
(25,580)
  Class Z.................................
(3,622)
                                                ------------
--

(212,207)
                                                ------------
--
Fund share transactions (Net of share
 conversions) (Note 5)
 Net proceeds from shares sold..............
200,008,881
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions...........................
7,763,506
 Cost of shares reacquired..................
(34,687,093)
                                                ------------
--
 Net increase in net assets from Fund share
  transactions............................
173,085,294
                                                ------------
--
Total increase................................
156,273,614
Net Assets
Beginning of period...........................
100,000
                                                ------------
--
End of period.................................
$156,373,614
                                                ------------
--
                                                ------------
--
---------------
(a) Commencement of investment operations.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     15

                      PRUDENTIAL
HIGH YIELD
Notes to Financial Statements                  TOTAL RETURN
FUND, INC.
------------------------------------------------------------
--------------------
Prudential High Yield Total Return Fund, Inc. (the 'Fund')
is registered under
the Investment Company Act of 1940 as a diversified, open-
end management
investment company. The Fund was incorporated in Maryland on
February 18, 1997.
The Fund issued 2,500 shares each of Class A, Class B, Class
C and Class Z
common stock for $100,000 on February 18, 1998 to Prudential
Investments Fund
Management LLC ('PIFM'). The Fund commenced investment
operations on May 5,
1998. The primary investment objective of the Fund is total
return through high
current income and capital appreciation. It seeks to achieve this objective by
investing in high yield fixed income securities, equity
securities that were
attached to or included in a unit with fixed income
securities at the time of
purchase, convertible securities and preferred stocks.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for
which the primary
market is believed to be over-the-counter, are valued at
prices provided by
principal market makers and pricing agents. Any security for which the primary
market is on an exchange is valued at the last sales price
on such exchange on
the day of valuation or, if there was no sale on such day,
the last bid price
quoted on such day. Securities issued in private placements
are valued at the
bid price or the mean between the bid and asked prices, if
available, provided
by principal market makers. Any security for which a
reliable market quotation
is unavailable is valued at fair value as determined in good faith by or under
the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost, which approximates market value. Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated
subcustodians, under
triparty repurchase agreements as the case may be, take
possession of the
underlying collateral securities, the value of which exceeds the principal
amount of the repurchase transaction, including accrued
interest and, to the
extent that any repurchase transaction exceeds one business
day, the value of
the collateral is marked-to-market on a daily basis to
ensure the adequacy of
the collateral. If the seller defaults and the value of the
collateral declines
or if bankruptcy proceedings are commenced with respect to
the seller of the
security, realization of the collateral by the Fund may be
delayed or limited.
All securities are valued as of 4:15 p.m., New York time. The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under
securities law ('restricted
securities'). Certain issues of restricted securities held
by the Fund at March
31, 1999 include registration rights under which the Fund
may demand
registration by the issuer, of which the Fund may bear the
cost of such
registration. Restricted securities, sometimes referred to
as private
placements, are valued pursuant to the valuation procedures
noted above.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and losses on
sales of portfolio
securities are calculated on an identified cost basis.
Interest income is
recorded on an accrual basis and dividend income is recorded on the ex-dividend
date. The Fund accretes discount and amortizes premium as
adjustments to
interest income. Income from payment-in-kind bonds is
recorded daily based on an
effective interest method. Expenses are recorded on the
accrual basis which may
require the use of certain estimates by management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
of the Fund based
upon the relative proportion of net assets of each class at
the beginning of the
day.
Dividends and Distributions: The Fund declares daily and
pays dividends of net
investment income monthly and makes distributions at least
annually of any net
capital gains. Dividends and distributions are recorded on
the ex-dividend date.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
Taxes: It is the intent of the Fund to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies
and to distribute all
of its taxable income to its shareholders. Therefore, no
federal income tax
provision is required.
Offering and Organization Expenses: Approximately $283,300
were incurred in
connection with the organization of the Fund. Offering cost
of approximately
$110,400 and organization cost of approximately $172,900 are being amortized
ratably over a period of twelve months and sixty months,
respectively, from the
date the Fund commenced investment operations. Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the
American Institute
------------------------------------------------------------

                       PRUDENTIAL
HIGH YIELD
Notes to Financial Statements                   TOTAL RETURN
FUND, INC.
------------------------------------------------------------
--------------------
of Certified Public Accountants' Statement of Position 93-2:
Determination,
Disclosure and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to decrease paid-in capital in excess of
par and decrease
accumulated net realized losses on investments by $212,207
for certain expenses
not deductible for tax purposes. Net investment income, net
realized gains and
net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'.) Pursuant to this agreement PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for
the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid to PIFM is computed daily and
payable monthly, at an
annual rate of .65% of the Fund's average daily net assets.
PIFM has agreed to
waive a portion (.30 of 1% of the Fund's average daily net
assets) of its
management fee which amounted to $398,849 ($.023 per share
for Class A, B, C and
Z shares) for the period ended March 31, 1999. The Fund is
not required to
reimburse PIFM for such waiver.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A,
Class B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of
the Fund effective
June 1, 1998 and is serving the Fund under the same terms
and conditions as
under the arrangement with PSI. The Fund compensated PSI and
PIMS for
distributing and servicing the Fund's Class A, Class B and
Class C shares
pursuant to plans of distribution (the 'Class A, B and C
Plans'), regardless of
expenses actually incurred by them. The distribution fees
are accrued daily and
payable monthly. No distribution or service fees are paid to
PSI or PIMS as
distributor of the Class Z shares of the Fund.
Pursuant to the Class A Plan, the Fund compensates PIMS for
its
distribution-related expenses with respect to Class A
shares, at an annual rate
of up to .30 of 1% of the average daily net assets of the
Class A shares. Such
expenses under the Class A Plan were .15 of 1% of the
average daily net assets
of the Class A shares for the period May 5, 1998 through
December 31, 1998.
Effective January 1, 1999, such expenses under the Class A
Plan were .25 of 1%
of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Fund compensates PIMS with respect to
Class B and C shares, for distribution-related activities at an annual rate of
up to 1% of the average daily net assets of Class B shares
and Class C shares.
Such expenses under the Plans were .75 of 1% of the average
daily net assets of
the Class B and C shares for the period ended March 31,
1999.
PSI and PIMS have advised the Fund that they received
approximately $1,089,800
and $27,200 in front-end sales charges resulting from sales
of Class A and Class
C shares, respectively, during the period May 5, 1998
through March 31, 1999.
From these fees, PSI paid such sales charges to affiliated
broker-dealers, which
in turn paid commissions to salespersons and incurred other
distribution costs.
PSI and PIMS have advised the Fund that for the period May
5, 1998 through March
31, 1999 they received approximately $283,900 and $27,100 in contingent deferred
sales charges imposed upon certain redemptions by Class B
and Class C
shareholders, respectively.
PSI, PIFM, PIC and PIMS are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated
registered
investment companies (the 'Funds'), entered into a
syndicated credit agreement
(SCA) with an unaffiliated lender. The maximum commitment
under the SCA is $1
billion. The Funds pay a commitment fee at an annual rate of
 .065 of 1% on the
unused portion of the credit facility which is accrued and
paid quarterly on a
pro rata basis by the Funds. The SCA expires on March 9,
2000. Prior to March
11, 1999, the Funds had a credit agreement with a maximum
commitment of
$200,000,000. The commitment fee was 0.055 of 1% on the
unused portion of the
credit facility. The Fund did not borrow any amounts
pursuant to either
agreement during the period ended March 31, 1999. The
purpose of the agreements
are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, a wholly owned
subsidiary of PIFM, serves
as the Fund's transfer agent and during the period ended
March 31, 1999, the
Fund incurred fees of approximately $114,600 for the
services of PMFS. As of
March 31, 1999, $10,700 of such fees were due to
------------------------------------------------------------
--------------------

                        PRUDENTIAL
HIGH YIELD
Notes to Financial Statements                     TOTAL
RETURN FUND, INC.
------------------------------------------------------------
--------------------
PMFS. Transfer agent fees and expenses in the Statement of
Operations include
certain out-of-pocket expenses paid to nonaffiliates.
For the period ended March 31, 1999, PSI earned $2,000 in
brokerage commissions
from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than
short-term investments,
for the period ended March 31, 1999 were $289,578,788 and
$126,359,836,
respectively.
The federal income tax basis of the Fund's investments,
including short-term
investments, as of March 31, 1999 was $168,798,569;
accordingly, net unrealized
depreciation for federal income tax purposes was $12,676,543
(gross unrealized
appreciation--$3,306,615; gross unrealized depreciation--
$15,983,158).
For federal income tax purposes, the Fund had a capital loss carryforward as of
March 31, 1999, of approximately $1,698,000 which expires in
2007. In addition,
the Fund will elect to treat net capital losses of
approximately $2,225,000
incurred in the two month period ended December 31, 1998 as
having been incurred
in the following fiscal year. Accordingly, no capital gains
distributions are
expected to be paid to shareholders until future net gains
have been realized in
excess of such carryforward.
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first
18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has 2.5 billion shares of $0.0001 par value common stock authorized; 1 billion shares for Class A and 500 million shares each for Class B, Class C and
Class Z.
Transactions in shares of common stock were as follows:


Class A                             Shares           Amount
------------------------------   ------------    -----------
----

May 5, 1998(a) through
March 31, 1999:
Shares sold...................      5,287,840    $
51,217,401
Shares issued in reinvestment
of dividends................        223,342
2,028,273
Shares reacquired.............     (1,316,676)
(11,925,521)
                                 ------------    -----------
----
Net increase in shares
outstanding before
conversions.................      4,194,506
41,320,153
Shares issued upon conversion
from Class B................         19,692
174,213
                                 ------------    -----------
----
Net increase in shares
outstanding.................      4,214,198    $
41,494,366
                                 ------------    -----------
----
                                 ------------    -----------
----

Class B
------------------------------

May 5, 1998(a) through
March 31, 1999:
Shares sold...................     12,231,118    $
119,622,135
Shares issued in reinvestment
of dividends................        514,809
4,669,308
Shares reacquired.............     (1,788,582)
(16,165,146)
                                 ------------    -----------
----
Net increase in shares
outstanding before
conversion..................     10,957,345
108,126,297
Shares reacquired upon
conversion into Class A.....        (19,692)
(174,213)
                                 ------------    -----------
----
Net increase in shares
outstanding.................     10,937,653    $
107,952,084
                                 ------------    -----------
----
                                 ------------    -----------
----

Class C
------------------------------

May 5, 1998(a) through
March 31, 1999:
Shares sold...................      2,556,202    $
24,882,076
Shares issued in reinvestment
of
dividends...................         98,953
898,112
Shares reacquired.............       (496,709)
(4,436,511)
                                 ------------    -----------
----
Net increase in shares
outstanding.................      2,158,446    $
21,343,677
                                 ------------    -----------
----
                                 ------------    -----------
----

Class Z
------------------------------

May 5, 1998(a) through
March 31, 1999:
Shares sold...................        452,123    $
4,287,269
Shares issued in reinvestment
of dividends................         18,552
167,813
Shares reacquired.............       (235,906)
(2,159,915)
                                 ------------    -----------
----
Net increase in shares
outstanding.................        234,769    $
2,295,167
                                 ------------    -----------
----
                                 ------------    -----------
----

---------------
(a) Commencement of investment operations.
------------------------------------------------------------
--------------------

                     PRUDENTIAL HIGH
YIELD
Financial Highlights                        TOTAL RETURN
FUND, INC.
------------------------------------------------------------
--------------------



Class A                                         Class B         Class C

---------------------------------------------------------------------------

May 5, 1998(a)                               May 5, 1998(a)  May 5, 1998(a)

Through                                      Through         Through

March 31,                                    March 31,       March 31,

1999               1999                             1999

---------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.....................................      $ 10.00     $
10.00           $  10.00

------------------
Income from investment operations
Net investment
income(d)..................................
0.79               0.74                             0.74
Net realized and unrealized loss on
investments................................        (1.08)          (1.08)
(1.08)

------------------
   Total from investment
operations.................................        (0.29)
(0.34)                                             (0.34)

------------------
Less distributions
Dividends from net investment
income.....................................        (0.79)
(0.74)                                             (0.74)
Distributions in excess of net investment
income.....................................        (0.01)          (0.01)
(0.01)

------------------
      Total
distributions..............................
(0.80)                                             (0.75)          (0.75)

------------------
Net asset value, end of
period.....................................      $  8.91
$   8.91                                         $  8.91

------------------

------------------
TOTAL
RETURN(b)..................................
(2.97)%                                           (3.45)%         (3.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)......................................      $37,558
$ 97,454                                         $19,249
Average net assets
(000)......................................                      $35,147
$ 92,201                                         $18,089
Ratios to average net assets:
   Expenses, including distribution
fees(c)(d).................................         1.06%           1.64%
1.64%

 Expenses, excluding distribution
fees(c)(d)...............           0.89%              0.89%
0.89%
 Net investment
income(c)(d)...............................           9.52%
8.97%              8.96%
For Classes A, B, C and Z shares:
 Portfolio turnover
rate...................................             97%


Class Z

--------------



May 5, 1998(a)

Through

March 31,

1999

--------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................      $10.00

-----
Income from investment operations
Net investment
income(d).....................................        0.80
Net realized and unrealized loss on
investments..............       (1.08)

-----
 Total from investment
operations..........................       (0.28)

-----
Less distributions
Dividends from net investment
income.........................       (0.80)
Distributions in excess of net investment
income.............       (0.01)

-----
  Total
distributions....................................
(0.81)

-----
Net asset value, end of
period...............................      $ 8.91

-----

-----
TOTAL
RETURN(b)..............................................
(2.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................      $2,113
Average net assets
(000).....................................      $2,060
Ratios to average net assets:
 Expenses, including distribution
fees(c)(d)...............        0.89%
 Expenses, excluding distribution
fees(c)(d)...............        0.89%
 Net investment
income(c)(d)...............................        9.90%
For Classes A, B, C and Z shares:
 Portfolio turnover
rate...................................

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales
loads. Total return is
 calculated assuming a purchase of shares on the first
day and a sale on the
 last day of each period reported and includes
reinvestment of dividends and
 distributions. Total returns for periods of less than a
full year are not
 annualized.
(c) Annualized.
(d) Net of management fee waiver.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     19

                      PRUDENTIAL
HIGH YIELD
Report of Independent Accountants              TOTAL RETURN
FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential High Yield Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Total Return
Fund, Inc. (the 'Fund') at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period May 5,
1998 (commencement of operations) through March 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 20, 1999
                      PRUDENTIAL
HIGH YIELD
Federal Income Tax Information (Unaudited)     TOTAL RETURN
FUND, INC.
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Fund's fiscal period end (March 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that in the fiscal period ended March 31, 1999, dividends were paid of $.80, $.75, $.75 and $.81 per share (representing net investment income for
Class A, B, C and Z shares respectively, which are taxable as ordinary income).
Further, we wish to advise you that 1.03% of the ordinary income dividends paid in the fiscal period ended March 31, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 1999, you were advised on IRS Form 1099 DIV or
substitute 1099 DIV as
to the federal tax status of the dividends received by you
in calendar year
1998.
------------------------------------------------------------
--------------------

Comparing A $10,000 Investment
------------------------------------------------
Prudential High Yield Total Return Fund, Inc. vs.
the Lehman Brothers High Yield Bond Index

Prudential High Yield
Total Return Fund, Inc.

Lehman Brothers High
Yield Bond Index

Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Class Z
(GRAPH)

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential
High Yield Total
Return Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (March 31), as measured on a quarterly basis beginning in 1998 for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class
B and Class C shares, assuming full redemption on March 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to
Class A shares, on a quarterly basis, approximately seven years after purchase.
This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Index is a weighted index that covers the universe of fixed-rate, noninvestment-grade debt. The bonds included in the Index must be dollar-denominated and nonconvertible, and have at least one year remaining to maturity and an outstanding par value of at least $100 million.The total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Index is not the only index that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.



Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Thomas H. O'Brien
Nancy H. Teeters
Louis A. Weil, III

Officers
Robert F. Gunia, President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report, and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74437D109      MF181E
74437D208
74437D307
74437D406

                                                                    ATTACHMENT A
                         AGREEMENT AND PLAN OF MERGER

                                    MERGING

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
                           (A MARYLAND CORPORATION)
                                     INTO
                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
                           (A MARYLAND CORPORATION)

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated this 25th day of August, 1999, by and between Prudential Distressed Securities Fund, Inc., a Maryland corporation (hereinafter called "Distressed Securities Fund" or the "Dissolving Corporation"), and Prudential High Yield Total Return Fund, Inc., a Maryland corporation (hereinafter called "High Yield Total Return Fund" or the "Surviving Corporation"), said corporations sometimes collectively called the "Corporations."

     WHEREAS, the High Yield Total Return Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, has authorized capital stock consisting of 2.5 billion shares of common stock, each of the par value of $.0001 per share, of which 1 billion shares have been designated Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated as Class C shares and 500 million of which are designated as Class Z shares, and owns no interest in land in the State of Maryland; and

     WHEREAS, the Distressed Securities Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, has authorized capital stock consisting of 2 billion shares of common stock, each of the par value of $.001 per share, of which 500 million shares have been designated Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated as Class C shares and 500 million of which are designated as Class Z shares (although Class Z shares are not currently offered, issued or outstanding), and owns no interest in land in the State of Maryland; and

     WHEREAS, Distressed Securities Fund has suspended the sale of its shares as of May 27, 1999 in contemplation of its reorganization with or merger into High Yield Total Return Fund; and

     WHEREAS, as of August 25, 1999, there were 54,749 Class A shares, 176,396 Class B shares and 41,713 Class C shares of Distressed Securities Fund issued and outstanding, and as of the Effective Time of the Merger (as hereinafter defined) there may be a lesser number of shares issued and outstanding of each class of shares of Distressed Securities Fund depending on the number of shares redeemed during such period, since Distressed Securities Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each of the shares of each class of Distressed Securities Fund issued and outstanding on the record date for the Special Meeting of Shareholders of Distressed Securities Fund to be held on or about November 26, 1999 (the "Special Meeting"), are entitled to vote on the Merger; and

     WHEREAS, the principal office of Distressed Securities Fund in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202 and its principal place of business is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and

     WHEREAS, the principal office of High Yield Total Return Fund in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202 and its principal place of business is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and

     WHEREAS, the Merger is intended to qualify as a reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Agreement is intended to qualify as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g), and the Corporations and their respective Boards of Directors deem it advisable and to the advantage of the Corporations and their respective stockholders that Distressed Securities Fund be merged with and into High Yield Total Return Fund, with High Yield Total Return Fund being the Surviving Corporation, under and pursuant to the laws of the State of Maryland on the terms and conditions herein contained (the "Merger").

     NOW, THEREFORE, in consideration of the premises and mutual agreements, covenants and provisions herein contained, the parties hereto agree to the terms and conditions of the foregoing Merger and the method of carrying the same into effect as follows:

                                   ARTICLE I

     1.1 Distressed Securities Fund and High Yield Total Return Fund agree that at the Effective Time of the Merger, as defined in Section 1.2 below, Distressed Securities Fund shall be merged with and into High Yield Total Return Fund, and High Yield Total Return Fund shall be the Surviving Corporation and shall be governed by the laws of the State of Maryland.

     1.2 Subject to the satisfaction of each of the conditions to the obligations of the respective Corporations hereunder (or the waiver thereof by the party entitled to the benefit thereof), the Corporations shall execute, file and record as provided under the laws of Maryland Articles of Merger substantially in the form set forth as "Exhibit A," with such changes thereto as shall be approved by the respective Corporations in accordance with Maryland law. The Merger shall become effective on or after the filing of such Articles of Merger at the time and on the date set forth herein. The date and time when the Merger shall become effective are referred to herein as the "Effective Time."

     1.3 The Articles of Incorporation of High Yield Total Return Fund in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until amended in the manner provided in such Articles of Incorporation or in the Bylaws of the Surviving Corporation and in the Maryland General Corporation Law.

     1.4 The Bylaws of High Yield Total Return Fund in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until amended in the manner provided in such Bylaws and in the Maryland General Corporation Law.

     1.5 The following persons shall constitute the Board of Directors of the Surviving Corporation upon the Effective Time and shall hold office until their respective successors are elected and qualified: Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold, Robert F. Gunia, Thomas T. Mooney, Thomas H. O'Brien, David R. Odenath, Jr., Richard A. Redeker, John R. Strangfeld, Nancy H. Teeters, and Louis A. Weil, III.

     1.6 The persons who were elected as the officers of High Yield Total Return Fund to serve as such as of the Effective Time shall be the officers of the Surviving Corporation.

                                  ARTICLE II

     2.1 The manner and basis of converting the issued and outstanding shares of each class of shares of Distressed Securities Fund into the Class A, Class B and Class C shares of High Yield Total Return Fund shall be as hereinafter set forth in this Article II.

     2.2 Each whole and fractional share of the Class A shares of Distressed Securities Fund issued and outstanding immediately prior to the Effective Time shall, as of the Effective Time and without further act, be converted into, and become whole and fractional shares of equal value of, Class A shares of High Yield Total Return Fund. Each such share of Class A shares of High Yield Total Return Fund issued pursuant to this paragraph shall be fully paid and non-assessable.

     2.3 Each whole and fractional share of the Class B shares of Distressed Securities Fund issued and outstanding immediately prior to the Effective Time shall, as of the Effective Time and without further act, be converted into, and become whole and fractional shares of equal value of, Class B shares of High Yield Total Return Fund. Each such share of Class B shares of High Yield Total Return Fund issued pursuant to this paragraph shall be fully paid and non-assessable.

     2.4 Each whole and fractional share of the Class C shares of Distressed Securities Fund issued and outstanding immediately prior to the Effective Time shall, as of the Effective Time and without further act, be converted into, and become whole and fractional shares of equal value of, Class C shares of High
Yield Total Return Fund.     Each such share of Class C shares of High Yield
Total Return Fund issued pursuant to this paragraph shall be fully paid and non-assessable.

     2.5 High Yield Total Return Fund shall not issue certificates representing its shares in connection with the Merger. With respect to any Distressed Securities Fund shareholder holding Distressed Securities Fund certificates for shares as of the Effective Time, until High Yield Total Return Fund is notified by Distressed Securities Fund's transfer agent that such shareholder has surrendered his or her outstanding certificates for shares or, in the event of lost, stolen or destroyed certificates for shares, posted adequate bond or submitted a lost certificate form, as the case may be, High Yield Total Return Fund will not permit such shareholder to (1) receive dividends or other distributions on High Yield Total Return Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on High Yield Total Return Fund's books, as provided in the next sentence), (2) exchange High Yield Total Return Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on High Yield Total Return Fund shares in cash as provided in the preceding sentence, High Yield Total Return Fund shall pay such dividends or other distributions in additional High Yield Total Return Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Distressed Securities Fund. Prior to the Effective Time, Distressed Securities Fund will request its shareholders to surrender their outstanding Distressed Securities Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

     2.6 Any transfer taxes payable upon issuance pursuant to the foregoing provisions of this Article II of any class of shares of High Yield Total Return Fund in a name other than that of the registered holder of the shares of Distressed Securities Fund entitled to receive the same shall be paid by the person to whom such shares are to be issued.

     2.7 Ownership of High Yield Total Return Fund shares will be shown on the books of the High Yield Total Return Fund's transfer agent. Shares of High Yield Total Return Fund will be issued in the manner described in High Yield Total Return Fund's then current prospectus and statement of additional information.

     2.8 All computations of net asset value shall be made in accordance with the valuation procedures set forth in each Corporation's respective prospectus and statement of additional information.

     2.9 Distressed Securities Fund shall cause State Street Bank and Trust Company ("State Street"), as custodian for Distressed Securities Fund, to deliver to High Yield Total Return Fund at the Effective Time a certificate of an authorized officer of State Street stating that (1) Distressed Securities Fund's portfolio securities, cash and any other assets have been transferred in proper form to High Yield Total Return Fund as of the Effective Time and (2) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

     2.10 Distressed Securities Fund shall deliver to High Yield Total Return Fund on or prior to the Effective Time the names and addresses of each of the shareholders of Distressed Securities Fund and the number of outstanding shares owned by each such shareholder, all as of immediately prior to the Effective Time, certified by the Secretary of Distressed Securities Fund.

                                  ARTICLE III

     3.1 At the Effective Time, the separate existence of Distressed Securities Fund shall cease, except to the extent, if any, continued by statute, and all the assets, rights, privileges, powers and franchises of Distressed Securities Fund and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Distressed Securities Fund, shall be thereafter effectively the property of the Surviving Corporation as they were of Distressed Securities Fund; and the title to and interest in any real estate vested by deed, lease or otherwise, unto either of the Corporations, shall not revert or be in any way impaired. The Surviving Corporation shall be responsible for all of the liabilities and obligations of Distressed Securities Fund, but the liabilities of the Corporations or of their stockholders, directors, or officers shall not be affected by the Merger, nor shall the rights of the creditors thereof or any person dealing with such Corporation or any liens upon the property of such Corporations, be impaired by the Merger, and any such claim existing or action or proceeding pending by or against either Corporation may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in place of Distressed Securities Fund. Except as otherwise specifically set forth in this Agreement, the identity, existence, purposes, powers, franchises, rights, immunities and liabilities of High Yield Total Return Fund shall continue unaffected and unimpaired by the Merger.

     3.2 All corporate accounts, plans, policies, resolutions, approvals, and authorizations of stockholders, the Board of Directors, Committees of the Board of Directors, and agents of Distressed Securities Fund that are in effect immediately prior to the Effective Time shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Distressed Securities Fund.

     3.3 In case at any time after the Effective Time the Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further action is necessary or desirable to vest in or confirm to the Surviving Corporation full title to all cash and securities and other properties, assets, rights, privileges and franchises of the Corporations, the officers and directors of the Corporations, at the expense of the Surviving Corporation, shall execute and deliver all such instruments and take all such action as the Surviving Corporation may determine to be necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all such cash and securities and other properties, assets, rights, privileges and franchises and otherwise to carry out the purpose of this Agreement.

                                  ARTICLE IV

     4.1  Distressed Securities Fund represents and warrants as follows:

          (a) Distressed Securities Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

          (b) Distressed Securities Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

          (c) Distressed Securities Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Distressed Securities Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Distressed Securities Fund is a party or by which Distressed Securities Fund is bound;

          (d) All material contracts or other commitments to which Distressed Securities Fund, or the properties or assets of Distressed Securities Fund, is subject, or by which Distressed Securities Fund is bound except this Agreement will be terminated on or prior to the Effective Time without Distressed Securities Fund or High Yield Total Return Fund incurring any liability or penalty with respect thereto;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Distressed Securities Fund or any of its properties or assets. Distressed Securities Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Distressed Securities Fund at November 30, 1998 and for the year then ended and the Notes thereto (copies of which have been furnished to High Yield Total Return Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Distressed Securities Fund as of and for the period ended on such date, and there are no material known liabilities of Distressed Securities Fund (contingent or otherwise) not disclosed therein;

          (g) Since November 30, 1998, there has not been any material adverse change in Distressed Securities Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Distressed Securities Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by High Yield Total Return Fund. For the purposes of this paragraph 4.1(e), a decline in net assets or change in the number of shares outstanding shall not constitute a material adverse change;

          (h) At the date hereof and at the Effective Time, all federal and other tax returns and reports of Distressed Securities Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Distressed Securities Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each past taxable year since it commenced operations, Distressed Securities Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and Distressed Securities Fund intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Distressed Securities Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

          (j) All issued and outstanding shares of Distressed Securities Fund are, and at the Effective Time will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Distressed Securities Fund will, at the Effective Time, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to High Yield Total Return Fund. Distressed Securities Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares, nor is there outstanding any security convertible into any of its shares, except for Class B shares of Distressed Securities Fund which have the conversion feature described in Distressed Securities Fund's prospectus;

          (k) At the date hereof and immediately prior to the Effective Time, Distressed Securities Fund will have good and marketable title to the assets to be transferred to High Yield Total Return Fund, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, at the Effective Time, High Yield Total Return Fund will acquire good and marketable title thereto;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Distressed Securities Fund and by all necessary action, other than shareholder approval, on the part of Distressed Securities Fund, and this Agreement constitutes a valid and binding obligation, subject to shareholder approval, of Distressed Securities Fund;

          (m) The information furnished and to be furnished by Distressed Securities Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

          (n) On the effective date of the Registration Statement filed on Form N-14 with respect to the Merger ("Registration Statement"), at the time of the meeting of the shareholders of Distressed Securities Fund and at the Effective Time, the Proxy Statement of Distressed Securities Fund, the Prospectus of High Yield Total Return Fund, and the Statement of Additional Information of High Yield Total Return Fund to be included in or incorporated by reference into the Registration Statement (collectively, "Proxy Statement") (1) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act, and the rules and regulations under such Acts and
(2) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statement therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1(l) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by High Yield Total Return Fund for use therein.

     4.2  High Yield Total Return Fund represents and warrants as follows:

          (a) High Yield Total Return Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

          (b) High Yield Total Return Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

          (c) High Yield Total Return Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of High Yield Total Return Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which High Yield Total Return Fund is a party or by which High Yield Total Return Fund is bound;

          (d) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against High Yield Total Return Fund or any of its properties or assets. High Yield Total Return Fund knows of no facts that might form the basis for the institution of such proceedings, and High Yield Total Return Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (e) The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of High Yield Total Return Fund at March 31, 1999, and for the fiscal period then ended and the Notes thereto (copies of which have been furnished to Distressed Securities Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of High Yield Total Return Fund as of and for the period ended on such date, and there are no material known liabilities of High Yield Total Return Fund (contingent or otherwise) not disclosed therein;

          (f) Since March 31, 1999, there has not been any material adverse change in High Yield Total Return Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by High Yield Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Distressed Securities Fund. For the purposes of this paragraph, a decline in net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

          (g) At the date hereof and at the Effective Time, all federal and other tax returns and reports of High Yield Total Return Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of High Yield Total Return Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For each past taxable year since it commenced operations, High Yield Total Return Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and High Yield Total Return Fund intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, High Yield Total Return Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

          (i) All issued and outstanding shares of High Yield Total Return Fund are, and at the Effective Time will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, High Yield Total Return Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have a conversion feature described in High Yield Total Return Fund's Prospectus dated June 1, 1999;

          (j) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of High Yield Total Return Fund and by all necessary corporate action on the part of High Yield Total Return Fund, and this Agreement constitutes a valid and binding obligation of High Yield Total Return Fund;

          (k) The information furnished and to be furnished by High Yield Total Return Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

          (l) On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Distressed Securities Fund and at the Effective Time, the Proxy Statement and the Registration Statement (1) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under such Acts, (2) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (3) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2(l) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Distressed Securities Fund for use therein.


                                   ARTICLE V

     5.1 The obligations of each of the Corporations to effectuate the Merger hereunder shall be subject to satisfaction of the following conditions:

          (a) The representations and warranties of each Corporation contained herein shall be true as of and at the Effective Time with the same effect as though made as of and at such date, and each Corporation shall have performed all obligations required by this Agreement to be performed by it prior to the Effective Time; and each Corporation shall have delivered to the other a certificate dated as of the Effective Time signed by its President or Vice President to the foregoing effect.

          (b) Each Corporation shall have delivered to the other a certified copy of the resolutions of its Board of Directors approving this Agreement, which resolutions shall be adopted by at least a majority vote of its Directors, including a majority of its Directors who are not "interested persons" of such Corporation as that term is defined in the 1940 Act.

          (c) The Securities and Exchange Commission ("SEC") shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Merger under
Section 25(c) of the 1940 Act.

          (d) No legal, administrative or other proceedings shall have been instituted or threatened between the date of this Agreement and the Effective Time seeking to restrain or otherwise prohibit the Merger.

          (e) The holders of at least two-thirds of the outstanding shares of Distressed Securities Fund shall have voted in favor of the adoption of this Agreement and the Merger contemplated hereby at the Special Meeting.

          (f) Each Corporation shall have received an opinion of Swidler Berlin Shereff Friedman LLP, or ruling from the Internal Revenue Service, substantially to the effect that:

     (1)  The Merger will constitute a reorganization within the meaning of
          Section 368(a)(1)(A) of the Code;

     (2) Distressed Securities Fund and High Yield Total Return Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (3) Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by Distressed Securities Fund upon the transfer of its assets to High Yield Total Return Fund solely in exchange for shares of High Yield Total Return Fund and the assumption by High Yield Total Return Fund of Distressed Securities Fund's liabilities, if any, as a result of the Merger or upon the distribution (whether actual or constructive) of the shares of High Yield Total Return Fund in connection with the Merger;

     (4) Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by High Yield Total Return Fund upon its acquisition of Distressed Securities Fund's assets in exchange for shares of High Yield Total Return Fund;

     (5) Pursuant to Section 362(b) of the Code, the basis of the assets of Distressed Securities Fund acquired by High Yield Total Return Fund will be the same as the basis of such assets when held by Distressed Securities Fund immediately prior to the Merger;

     (6) Pursuant to Section 1223(2) of the Code, the holding period of the assets of Distressed Securities Fund acquired by High Yield Total Return Fund will include the period during which such assets were held by Distressed Securities Fund;

     (7) Pursuant to Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of Distressed Securities Fund upon the exchange of his, her or its shares solely for shares of High Yield Total Return Fund, including fractional shares, in connection with the Merger;

     (8) Pursuant to Section 358(a)(1) of the Code, the basis of the shares of High Yield Total Return Fund received by Distressed Securities Fund shareholders will be the same as the basis of Distressed Securities Fund shares surrendered in exchange therefor; and

     (9) Pursuant to Section 1223(1) of the Code, the holding period for shares of High Yield Total Return Fund received by each shareholder of Distressed Securities Fund in exchange for his or her shares of Distressed Securities Fund will include the period during which such shareholder held shares of Distressed Securities Fund (provided Distressed Securities Fund shares were held as capital assets, as defined in Section 1221 of the Code, on the date of the exchange).

     (g) Each Corporation shall have received an opinion (or opinions) of counsel in form and substance satisfactory to it to the effect that:

         (1) it is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

         (2) this Agreement has been duly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery of the Agreement by the other Corporation, is a valid and binding obligation of the Corporation enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (3) in the case of High Yield Total Return Fund, the shares of High Yield Total Return Fund to be distributed to the shareholders of Distressed Securities Fund under this Agreement, assuming their due authorization, execution and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of High Yield Total Return Fund has any preemptive right to subscribe therefor or purchase such shares;

         (4) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with the Corporation's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Corporation's Management Agreement, (b) the Corporation's Custodian Contract, (c) the Corporation's Distribution Agreement and (d) the Corporation's Transfer Agency and Service Agreement; provided, however, that such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (5) to the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws;

         (6) the Corporation is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

         (7) such counsel knows of no litigation or government proceeding instituted or threatened against the Corporation that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

     Such opinion may rely on an opinion of Maryland counsel to the extent it addresses Maryland law.

     (h) Distressed Securities Fund shall have delivered to High Yield Total Return Fund at the Effective Time a statement of the assets and liabilities, which shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of Distressed Securities Fund showing the adjusted tax basis of such securities by lot, as of the Effective Time, certified by the Treasurer of Distressed Securities Fund.

     (i) Immediately prior to the Effective Time, Distressed Securities Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, for all completed taxable years from the inception of such Fund, and for the period from and after the most recently completed taxable year through the Effective Time.

     (j) Any proposed change to High Yield Total Return Fund's operations that may be approved by the Board of Directors of High Yield Total Return Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of High Yield Total Return Fund shareholders is required pursuant to the 1940 Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of High Yield Total Return Fund in accordance with the 1940 Act and the provisions of Maryland law, and certified copies of the resolution evidencing such approval shall have been delivered to Distressed Securities Fund.

     (k) All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by High Yield Total Return Fund or Distressed Securities Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of High Yield Total Return Fund or Distressed Securities Fund, provided, that either party hereto may for itself waive any part of this condition.

     (l) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

                                  ARTICLE VI

     6.1 Each Corporation hereby represents and warrants that this Agreement has been submitted to its Board of Directors for approval and was approved on August 25, 1999.

     6.2 Distressed Securities Fund agrees that this Agreement shall be submitted to its shareholders for approval at the Special Meeting. Distressed Securities Fund agrees to prepare the proxy statement in connection with the Special Meeting in compliance with the 1934 Act, the 1940 Act and the rules and regulations under each Act.

     6.3 All expenses incurred by either of the Corporations in connection with this Agreement shall be paid by Prudential Investments Fund Management LLC, which serves as the Manager of each Corporation.

     6.4 Each Corporation covenants to operate its respective business in the ordinary course between the date hereof and the Effective Time, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Corporations, except as may otherwise be provided herein.

     6.5 Subject to the provisions of this Agreement, each Corporation will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


                                  ARTICLE VII

     7.1 Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Merger abandoned at any time (whether before or after approval hereof by the shareholders of Distressed Securities
Fund) prior to the Effective Time:

          (a) by mutual consent of the Corporations;

          (b) by either of the Corporations if any condition set forth in
Article V hereof has not been fulfilled or waived by it; or

          (c) by either of the Corporations if the Merger shall not have become effective on or before November 30, 1999, unless they should otherwise mutually agree. In the event of any such termination, there shall be no liability for damages on the part of either Corporation or any Director or officer of either Corporation.

     7.2 An election by a Corporation to terminate this Agreement and abandon the Merger shall be exercised by its Board of Directors.

     7.3 At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the Corporation entitled to the benefit thereof by action taken by its Board of Directors or its President, if, in the judgment of the Board of Directors or President by taking such action, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Corporation on behalf of which such action is taken.

     7.4 This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the Special Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of High Yield Total Return Fund to be distributed to Distressed Securities Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                 ARTICLE VIII

     8.1 The respective representations and warranties of the Corporations contained in Article IV hereof shall expire with, and be terminated by, the Merger contemplated by this Agreement, and the Corporations shall not be under any liability with respect to any such representations or warranties after the Effective Time.

                                  ARTICLE IX

     9.1 This Agreement embodies the entire agreement between the parties with respect to the subject matter hereof, and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

     9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of such counterparts together shall constitute but one instrument.

     9.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

     9.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the Corporations has caused this Agreement and Plan of Merger to be executed on its behalf of its President or Vice President and attested to by its Secretary all as of the day and year first written above.

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.

                                        Attest:

    /s/ John R. Strangfeld                  /s/ Marguerite E. H. Morrison
By: _______________________________     By: _________________________________
    John R. Strangfeld, President           Marguerite E. H. Morrison, Secretary


PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

                                        Attest:

    /s/ John R. Strangfeld                  /s/ Deborah A. Docs
By: _______________________________     By: _________________________________
    John R. Strangfeld, President           Deborah A. Docs, Secretary

                                                                       EXHIBIT A


                              ARTICLES OF MERGER

                                    BETWEEN

                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
                           (a Maryland corporation)

                                      AND

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
                           (a Maryland corporation)


     Prudential High Yield Total Return Fund, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("High Yield Total Return Fund"), and Prudential Distressed Securities Fund, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Distressed Securities Fund"), do hereby certify that:

     FIRST: High Yield Total Return Fund and Distressed Securities Fund agree to merge pursuant to the Agreement and Plan of Merger attached hereto as Exhibit A, which Agreement and Plan of Merger has been approved by the respective Boards of Directors of Distressed Securities Fund and High Yield Total Return Fund for the Merger of Distressed Securities Fund with and into High Yield Total Return Fund.

     SECOND: The name and place of incorporation of each party to these Articles are Prudential High Yield Total Return Fund, Inc., a Maryland corporation, and Prudential Distressed Securities Fund, Inc., a Maryland corporation. The date of incorporation of Distressed Securities Fund in the State of Maryland is November 30, 1995. High Yield Total Return Fund shall survive the Merger and shall continue under the name "Prudential High Yield Total Return Fund, Inc.," as a corporation of the State of Maryland.

     THIRD: High Yield Total Return Fund and Distressed Securities Fund each have their principal office in the State of New Jersey in Essex County. Neither High Yield Total Return Fund nor Distressed Securities Fund owns an interest in land in the State of Maryland.

     FOURTH: The terms and conditions of the transaction set forth in these Articles were advised, authorized, and approved by each party to the Articles in the manner and by vote required by its charter and the laws of the State of Maryland. The manner of approval was as follows:

          (a) The respective Boards of Directors of High Yield Total Return Fund and Distressed Securities Fund at meetings each held on August 25, 1999, adopted resolutions approving the Agreement and Plan of Merger, subject to the approval of shareholders of Distressed Securities Fund, which resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions and directed that the proposed Merger be submitted for consideration at a special meeting of the shareholders of Distressed Securities Fund.

          (b) Notice which stated that a purpose of the meeting was to act on the proposed Merger was given by Distressed Securities Fund to its shareholders as required by law.

          (c) The proposed Merger was approved by the shareholders of Distressed Securities Fund at a special meeting of shareholders held on November __, 1999, by the affirmative vote of at least two-thirds of the outstanding shares of Distressed Securities Fund.

     FIFTH: No amendment to the charter of High Yield Total Return Fund is to be effected as part of the Merger.

     SIXTH: The total number of shares of stock of all classes which High Yield Total Return Fund has authority to issue is 2.5 billion shares of common stock, par value of $.0001 per share, of which 1 billion shares have been designated Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated as Class C shares and 500 million of which are designated as Class Z shares. The aggregate par value of all shares of all classes of High Yield Total Return Fund is $250,000. The total number of shares of all classes which Distressed Securities Fund has authority to issue is 2 billion shares of common stock, par value of $.001 per share, of which 500 million shares have been designated Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated as Class C shares and 500 million of which are designated as Class Z shares (although Class Z shares are not currently offered, issued or outstanding). The aggregate par value of all classes of Distressed Securities Fund is $2,000,000.

     SEVENTH: The Merger does not increase the authorized stock of High Yield Total Return Fund.

     EIGHTH: The manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation, or other consideration, and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

          (a) Each whole and fractional share of the Class A shares of Distressed Securities Fund issued and outstanding immediately prior to the Effective Time shall, as of the Effective Time and without further act, be converted into, and become whole and fractional shares of equal value of, Class A shares of High Yield Total Return Fund. Each such share of Class A shares of High Yield Total Return Fund issued pursuant to this paragraph shall be fully paid and non-assessable.

          (b) Each whole and fractional share of the Class B shares of Distressed Securities Fund issued and outstanding immediately prior to the Effective Time shall, as of the Effective Time and without further act, be converted into, and become whole and fractional shares of equal value of, Class B shares of High Yield Total Return Fund. Each such share of Class B shares of High Yield Total Return Fund issued pursuant to this paragraph shall be fully paid and non-assessable.

          (c) Each whole and fractional share of the Class C shares of Distressed Securities Fund issued and outstanding immediately prior to the Effective Time shall, as of the Effective Time and without further act, be converted into, and become whole and fractional shares of equal value of, Class C shares of High Yield Total Return Fund. Each such share of Class C shares of High Yield Total Return Fund issued pursuant to this paragraph shall be fully paid and non-assessable.


     NINTH: The Merger shall become effective for both High Yield Total Return Fund and Distressed Securities Fund at 8:00 a.m., Eastern Time on November __, 1999 (the "Effective Time").

     IN WITNESS WHEREOF, Prudential High Yield Total Return Fund, Inc., a Maryland corporation, and Prudential Distressed Securities Fund, Inc., a Maryland corporation, have caused these presents to be signed in their respective names and on their respective behalves by their respective President or Vice President and witnessed by their respective Secretary on __________________, 1999.

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.

                                        Attest:


By: ________________________________    By: _________________________________
    John R. Strangfeld, President           Marguerite E. H. Morrison, Secretary


PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

                                        Attest:


By: ________________________________    By: _________________________________

    John R. Strangfeld, President           Deborah A. Docs, Secretary

     THE UNDERSIGNED, ____________________ of Prudential High Yield Total Return Fund, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                        _______________________________________
                                        By: _____________________
                                        Title:___________________



     THE UNDERSIGNED, ____________________ of Prudential Distressed Securities Fund, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                        _______________________________________
                                        By: _____________________
                                        Title:___________________

                               TABLE OF CONTENTS

__   Voting Information

__   Synopsis
__   Investment Objectives and Policies
__   Expense Structures
__   The Proposed Merger
__   Comparative Fee Tables
__   Fund Operating Expenses
__   Examples of the Effect of Fund Expenses
__   Forms of Organization
__   Performance Comparisons of the Funds

__   Investment Objectives and Policies
__   Investment Objectives
__   Principal Investment Strategies

__   Comparison of Other Policies of the Funds
__   Diversification
__   Borrowing
__   Lending
__   Illiquid Securities
__   Temporary Defensive Investments

__   Comparison of Principal Risk Factors

__   Operations of High Yield Total Return Fund Following the Merger

__   Purchases, Redemptions and Exchanges
__   Purchasing Shares
__   Redeeming Shares
__   Minimum Investment Requirements
__   Purchases and Redemptions of Distressed Securities Fund
__   Exchanges of Fund Shares
__   Dividends and Other Distributions

__   Federal Income Tax Consequences of the Merger

__   The Proposed Transaction
__   Plan of Merger
__   Reasons for the Merger
__   Description of the Securities to be Issued
__   Federal Income Tax Considerations

__   Conclusion

__   Additional Information about High Yield Total Return Fund

__   Miscellaneous
__   Legal Matters
__   Independent Accountants
__   Available Information
__   Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

__ Attachment I: Annual Report of High Yield Total Return Fund dated March 31, 1999

__   Exhibit I: Agreement and Plan of Merger
     between Prudential Distressed Securities Fund, Inc.
     and Prudential High Yield Total Return Fund, Inc.

                 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION

                            dated October __, 1999

                  PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852


     This Statement of Additional Information specifically relates to the proposed merger (Merger) between Prudential Distressed Securities Fund, Inc. (Distressed Securities Fund) and Prudential High Yield Total Return Fund, Inc. (High Yield Total Return Fund) under which Distressed Securities Fund will merge with and into High Yield Total Return Fund whereupon the separate existence of Distressed Securities Fund will cease and High Yield Total Return Fund will be the surviving corporation, and each whole and fractional share of each class of Distressed Securities Fund shall be converted into, and become whole and fractional shares of equal net asset value of, the same class of High Yield Total Return Fund to occur on November __, 1999, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

     1. Statement of Additional Information of High Yield Total Return Fund dated June 1, 1999, as supplemented to date.

     2. Annual Report of Distressed Securities Fund for the fiscal year ended November 30, 1998.

     3. Semi-Annual Report of Distressed Securities Fund for the six month period ended May 31, 1999. The Semi-Annual Report (which is unaudited) reflects all adjustments which, in the opinion of management, are necessary to a fair statement of the results for the six month period ended May 31, 1999.

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated October __, 1999, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from High Yield Total Return Fund without charge by writing or calling High Yield Total Return Fund at the address or phone number listed above.

                  PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

                       Statement of Additional Information
                               dated June 1, 1999

     Prudential High Yield Total Return Fund, Inc. (the Fund) is an open-end, diversified, management investment company whose investment objective is total return through high current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in high-yield fixed-income securities. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 1, 1999, a copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund History ...........................................................   B-2
Description of the Fund, Its Investments and Risks .....................   B-2
Investment Restrictions ................................................   B-20
Management of the Fund .................................................   B-22
Control Persons and Principal Holders of Securities ....................   B-25
Investment Advisory and Other Services .................................   B-25
Brokerage Allocation and Other Practices ...............................   B-29
Capital Shares, Other Securities and Organization ......................   B-30
Purchase, Redemption and Pricing of Fund Shares ........................   B-31
Shareholder Investment Account .........................................   B-41
Net Asset Value ........................................................   B-45
Taxes, Dividends and Distributions .....................................   B-46
Performance Information ................................................   B-48
Financial Statements ...................................................   B-50
Report of Independent Accountants ......................................   B-67
Appendix I--Historical Performance Data ................................   I-1
Appendix II--General Investment Information ............................   II-1
Appendix III--Information Relating to Prudential .......................   III-1

================================================================================

MF181B

                                  FUND HISTORY

     The Fund was incorporated in Maryland on February 18, 1997.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (A) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

     (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is total return through high current income and capital appreciation. The Fund will seek to achieve its objective by investing primarily in high-yield fixed-income securities. Under normal circumstances, the Fund intends to invest 65% of its total assets in such securities. The Fund may also invest in any other securities believed by the investment adviser to be consistent with the Fund's investment objective, including preferred stocks, equity-related securities, which may be attached to or included in a unit with fixed-income securities at the time of purchase, convertible securities, loan participations and assignments, trade claims, higher rated fixed-income securities, futures contracts and options thereon, other derivatives and certain other investments described in the Prospectus and Statement of Additional Information. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

     Since investors generally perceive that there are greater risks associated with high-yield, or lower rated, fixed-income securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value (NAV).

     Lower rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities. Lower rated fixed-income securities are securities rated below Baa by Moody's Investors Service (Moody's) or BBB by Standard & Poor's Rating Group (Standard & Poor's), or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO). Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated below Baa or BBB than is the case with higher grade bonds. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. Such high-yield securities are commonly known as junk bonds. Lower-rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of the other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues.

     The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments. The investment adviser will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. A description of corporate bond ratings is contained in Appendix A to the Prospectus. Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the investment adviser will also consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

RISK RELATING TO INVESTING IN HIGH YIELD DEBT SECURITIES

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or similar unrated (that is, high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objective may be more dependent on the investment adviser's own credit analysis than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

     In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment adviser will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

     Since investors generally perceive that there are greater risks associated with the lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

     Certain of the high-yield fixed-income securities in which the Fund may invest may be purchased at a market discount. The Fund does not intend to hold such securities until maturity unless current yields on these securities remain attractive. Capital losses may be recognized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses may also be recognized for federal income tax purposes on the retirement of such securities or may be recognized upon the sale of securities.

ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

     The Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

     There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

SECURITIES OF FOREIGN ISSUERS

     The Fund may invest up to 35% of its total assets in equity and fixed income securities of foreign issuers denominated in U.S. dollars and up to 5% of its total assets in foreign currency denominated securities issued by foreign and domestic issuers. American and global depositary receipts are not included in this 35% limitation. American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other types of depositary receipts evidence ownership of underlying securities issued by a foreign corporation that have been deposited with a depositary or custodian bank, typically a U.S. bank or trust company. Depositary receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. While depositary receipts may not necessarily be denominated in the same currency as the underlying securities, the risks associated with foreign securities also generally apply to depositary receipts.

     FOREIGN GOVERNMENT SECURITIES. Foreign government securities include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) denominated in U.S. dollars or foreign currencies. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by national government's "full faith and credit" and general taxing powers. Examples of quasi-governmental entities include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by Government Entities.

     BRADY BONDS. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

     Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

RISK FACTORS RELATING TO INVESTING IN FOREIGN SECURITIES

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company or government than about a domestic company or the U.S. Government. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic development which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

     Investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

     Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

     Effective January 1, 1999, the 11 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. Beginning January 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

     The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the currency risk among the member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.

     The overall impact of the transition of member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, all of which will impact the Fund's investments.

     The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities, and
(b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

BANK DEBT

     The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

     Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan Agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid.

     The Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (that is, the Lender) interposed between the Fund and the borrower.

SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS

     The Fund may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively distressed securities). Equity securities include common stocks, preferred stock and rights and warrants.

     The investment adviser maintains a credit unit which the Fund's portfolio managers may consult in managing the Fund's portfolio and in researching financially troubled and operationally troubled issuers. The Fund's portfolio managers review on an ongoing basis financially troubled and operationally troubled issuers, including prospective purchases and portfolio holdings of the Fund. They have broad access to research and financial reports, data retrieval services and industry analysts.

     The securities of financially and operationally troubled issuers may require active monitoring and at times may require the Fund's investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Fund. To the extent the investment adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Fund to the litigation risks described below. However, the Fund does not invest in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

RISKS OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS

     Investment in the securities of financially and operationally troubled issuers involves a high degree of credit and market risk. See "Risk Factors Relating to Investing in High Yield Debt Securities" above. Although the Fund will invest in select companies which in the view of its investment adviser have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies. There is a possibility that the Fund may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled issuers are more likely to go into default than securities of other issuers. In addition, it may be difficult to obtain information about financially and operationally troubled issuers.

     Investment in the securities of financially and operationally troubled issuers is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of the Fund's portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Because (unlike the Fund) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Fund may be at a disadvantage to the extent that the Fund's interests differ from the interests of these other investors.

BANKRUPTCY AND OTHER PROCEEDINGS--LITIGATION RISKS

     When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

     Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that the security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

     Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.

     While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund's possession of material, non-public information concerning the debtor.

CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

     A convertible security is typically a bond, debenture, corporate note or preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

TRADE CLAIMS

     The Fund may invest in trade claims, which are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (1) the possibility that the amount of the claim may be disputed by the obligor, (2) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code, (3) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (4) the risk that the Fund may be obligated to purchase a trade claim larger than initially anticipated and (5) the risk of failure of the sellers of the trade claims to indemnify the Fund against loss due to bankruptcy or insolvency of such sellers. The negotiation and enforcement of rights in connection with trade claims may result in higher legal expenses to the Fund, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" for purposes of the requirement under the Internal Revenue Code that 90% of the income of a regulated investment company has come from certain qualifying sources. See "Taxes, Dividends and Distributions" below.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. These strategies currently include futures contracts and options thereon (including interest rate futures contracts and options thereon), options on securities, financial indices and currencies, and forward currency exchange contracts. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

OPTIONS TRANSACTIONS

     The Fund may purchase and write (that is, sell) put and call options on securities, financial indices and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter (OTC) market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity and debt securities, including U.S. Government securities, financial indices, including stock indices (for example, the S&P 500), and foreign currencies. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. See "Illiquid Securities" below.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who Agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option Agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities" below.

     The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When the Fund writes an option on a securities index, it will be required to deposit and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) and currencies in accordance with the Fund's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or securities with a futures commission merchant or in a segregated account representing between approximately 1-1/2 to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

     Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

     Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the investment adviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS

     CFTC LIMITS. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

     SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Securities and Exchange Commission (the Commission) to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

     With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not "covered" as described below under "Options on Futures Contracts." If the Fund writes a call option that is not "covered," it must segregate and maintain for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If the Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund) with respect to such option.

USES OF INTEREST RATE FUTURES CONTRACTS

     Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have correlated closely or are expected to correlate closely to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond position, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

     ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

     The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

     If the Fund purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

     When the Fund writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

     To the extent the Fund is not "covered" as described above with respect to written options, it will segregate and maintain for the term of the option cash or other liquid assets as described above under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

USES OF OPTIONS ON FUTURES CONTRACTS

     Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

     ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

     Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

     Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

     Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

     Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

     There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of future contracts and related options.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Risks Related to Foreign Currency Forward Contracts" below.

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

     The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

     If the Fund purchase a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery or underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful transaction.

     The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

     Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

     In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the tie of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund;
(b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any Initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures portions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

     RISK OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the future contracts or underlying securities.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of traders on that exchange could continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described above under "Risk Factors Relating to Investing in Foreign Securities" and "Risk Factors and Special Considerations of Investing in Euro-Denominated Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged or the Fund will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business days' notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

     The Fund may borrow an amount equal to no more than 33-1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33-1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. The Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market, will be treated as liquid only when deemed liquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. See "How the Fund Invests--Additional Strategies--Illiquid Securities" in the Prospectus.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES

     The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the fund's net assets or 2% of the securities of any class of any issuer.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. For federal income tax purposes, a short sale against the box of an appreciated position will be treated as a sale of the appreciated position, thus generating gain, by the Fund.

SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, except to the extent permitted by applicable law. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" mean cash, U.S. Government securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily, including foreign securities, high-yield fixed income securities and distressed securities.

(D) TEMPORARY DEFENSIVE STRATEGIES AND SHORT-TERM INVESTMENTS

     When market conditions dictate a more "defensive" investment strategy, the Fund may invest temporarily without limit in short-term obligations of, or securities guaranteed by, the United States Government, its agencies or instrumentalities or in high quality obligations of banks and corporations. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

(E) PORTFOLIO TURNOVER

     Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. The Fund's portfolio turnover rate is not expected to exceed 150%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal period ended March 31, 1999, the Fund's portfolio turnover rate was 97%. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

The Fund may not:

          1. Purchase any security (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets

     (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 10% of the voting securities of any issuer.

          2. Invest 25% or more of the market or other fair value of its total assets in the securities of issuers, all of which conduct their principal business activities in the same industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          3. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

          4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33-1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions. The Fund may pledge up to 33-1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon, short sales, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security, only so long as they are covered or collateralized in accordance with Securities and Exchange Commission guidelines.

          5. Act as underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities of real estate investment trusts.

          7. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

          8. Make loans, except through the purchase of debt obligations, bank debt (including loan participations and assignments), trade claims, repurchase agreements and loans of securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or NAVs will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                                                    MANAGEMENT OF THE FUND

                                     POSITION                                         PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)             WITH FUND                                         DURING PAST 5 YEARS
------------------------            ----------                                        ----------------------
Edward D. Beach (74)                Director               President and Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture
                                                             Industries, Inc.; Certified Public Accountant; Secretary and
                                                             Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                             Board of Trustees of Mars Hill College; Director of The High
                                                             Yield Income Fund, Inc.

Eugene C. Dorsey (72)               Director               Retired President, Chief Executive Officer and Trustee of the
                                                             Gannett Foundation (now Freedom Forum); former Publisher of four
                                                             Gannett newspapers and Vice President of Gannett Company; past
                                                             Chairman of Independent Sector (national coalition of
                                                             philanthropic organizations); former Chairman of the American
                                                             Council for the Arts; Director of the Advisory Board of Chase
                                                             Manhattan Bank of Rochester, The High Yield Income Fund, Inc.
                                                             and First Financial Fund, Inc.

Delayne Dedrick Gold (60)           Director               Marketing and Management Consultant; Director of The High Yield
                                                             Income Fund, Inc.

*Robert F. Gunia (52)               Director               Vice President of The Prudential Insurance Company of America
                                                             (Prudential) (since September 1997); Executive Vice President and Treasurer (since December 1996) of Prudential Investments
                                                             Fund Management LLC (PIFM); Senior Vice President (since March
                                                             1987) of Prudential Securities Incorporated (Prudential
                                                             Securities); formerly Chief Administrative Officer (July
                                                             1990-September 1996); Director (January 1989-September 1996);
                                                             Executive Vice President, Treasurer and Chief Financial Officer
                                                             (June 1987-September 1996) of Prudential Mutual Fund Management,
                                                             Inc.; Vice President and Director of The Asia Pacific Fund, Inc.
                                                             (since May 1989); Director of the High Yield Income Fund, Inc.

Thomas T. Mooney (57)               Director               President of the Greater Rochester Metro Chamber of Commerce;
                                                             formerly Rochester City Manager; Trustee of Center for
                                                             Governmental Research, Inc.; Director of Blue Cross of
                                                             Rochester; The Business Council of New York State; Executive
                                                             Service Corps of Rochester; Monroe County Water Authority;
                                                             Rochester Jobs, Inc.; Monroe County Industrial Development
                                                             Corporation; Northeast Midwest Institute; The High Yield Income
                                                             Fund, Inc.; Director and Treasurer of First Financial Fund, Inc.
                                                             and The High Yield Plus Fund, Inc.

Thomas H. O'Brien (74)              Director               President of O'Brien Associates (Financial and Management
                                                             Consultants) (since April 1984); formerly President of Jamaica
                                                             Water Securities Corp. (holding company) (February 1989-August
                                                             1990); Chairman of the Board and Chief Executive Officer
                                                             (September 1987-February 1989) of Jamaica Water Supply Company
                                                             and Director (September 1987-April 1990); Director and President
                                                             Winthrop Regional Health Systems, Inc. and United Presbyterian
                                                             Homes; Director of Ridgewood Savings Bank and The High Yield
                                                             Income Fund, Inc.; Trustee of Hofstra University.


                                     POSITION                                         PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)             WITH FUND                                         DURING PAST 5 YEARS
------------------------            ----------                                        ----------------------
Richard A. Redeker (55)             Director               Formerly President, Chief Executive Officer and Director (October
                                                             1993-September 1996), Prudential Mutual Fund Management, Inc.,
                                                             Executive Vice President, of Director and Member of the
                                                             Operating Committee (October 1993-September 1996), Prudential
                                                             Securities, Director (October 1993-September 1996) of Prudential
                                                             Securities Group, Inc. (PSG), Executive Vice President, The
                                                             Prudential Investment Corporation (January 1994-September 1996),
                                                             Director (January 1994-September 1996) of Prudential Mutual Fund
                                                             Distributors, Inc. and Prudential Mutual Fund Services, Inc. and
                                                             Senior Executive Vice President and Director of Kemper Financial
                                                             Services, Inc. (September 1978-September 1993); Director of The
                                                             High Yield Income Fund, Inc.

*John R. Strangfeld, Jr. (45)       Director and           Chief Executive Officer, Chairman, President and Director of The
                                    President                Prudential Investment Corporation (since January 1990); Executive
                                                             Vice President of the Prudential Global Asset Management Group of
                                                             Prudential (since February 1998); Chairman of Pricoa Capital Group
                                                             (since August 1989); Chief Executive Officer of Private Asset
                                                             Management Group of Prudential (November 1994-December 1998).

Nancy H. Teeters (68)               Director               Economist; formerly Vice President and Chief Economist of
                                                             International Business Machines Corporation (March 1986-June
                                                             1990); Director of Inland Steel Industries (since July 1991) and
                                                             The High Yield Income Fund, Inc.

Louis A. Weil, III (57)             Director               Publisher and Chief Executive Officer (since January 1996) and
                                                             Director (since September 1991) of Central Newspapers, Inc.;
                                                             Chairman of the Board (since January 1996), Publisher and Chief
                                                             Executive Officer (August 1991-December 1995) of Phoenix
                                                             Newspapers, Inc.; formerly, Publisher of Time Magazine (May
                                                             1989- March 1991), President, Publisher and Chief Executive
                                                             Officer of The Detroit News (February 1986-August 1989), and
                                                             member of the Advisory Board, Chase Manhattan Bank-Westchester;
                                                             Director of the High Yield Income Fund, Inc.

Grace C. Torres (39)                Treasurer and          First Vice President (since December 1995) of PIFM; First Vice
                                    Principal                President (since March 1994) of Prudential Securities; formerly
                                    Financial                First Vice President (March 1994-September 1996) of Prudential
                                    Accounting               Mutual Fund Management, Inc. and Vice President (July 1989-March
                                    Officer                  1994) of Bankers Trust Corporation.

Deborah A. Docs (41)                Secretary              Vice President (since December 1996) of PIFM; Vice President and
                                                             Associate General Counsel (June 1991-September 1996) of PMF;
                                                             Vice President and Associate General Counsel of Prudential
                                                             Securities (since December 1996).

Stephen M. Ungerman (45)            Assistant              Tax Director (since March 1996) of Prudential Investments and the
                                    Treasurer                Private Asset Group of Prudential; formerly First Vice President
                                                             (February 1993-September 1996) of Prudential Mutual Fund
                                                             Management, Inc. and Senior Tax Manager (1981-January 1993) at
                                                             Price Waterhouse LLP.


---------------

 * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise indicated, the address of the Directors and Officers is c/o Prudential Investments Fund Management, LLC, Gateway Center Three, Newark, New Jersey 07102-4077.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

     The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PIFM or The Prudential Investment Corporation (PIC), the Subadviser or the investment adviser) annual compensation of $2,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an Commission exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey and O'Brien are scheduled to retire on December 31, 1999.

     The following table sets forth the aggregate compensation estimated to be paid by the Fund for the fiscal period ending March 31, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the boards of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.


                                                         COMPENSATION TABLE

                                                                                                                         TOTAL
                                                                                 PENSION OR                         COMPENSATION
                                                                 ESTIMATED       RETIREMENT        ESTIMATED          FROM FUND
                                                                 AGGREGATE    BENEFITS ACCRUED      ANNUAL            AND FUND
                                                               COMPENSATION    AS PART OF FUND   BENEFITS UPON      COMPLEX PAID
    NAME AND POSITION                                            FROM FUND        EXPENSES        RETIREMENT        TO DIRECTORS
    -----------------                                            ---------       ----------      ------------       ------------
Edward D. Beach, Director ..................................      $2,000            None              N/A           $135,000(38/63)*
Eugene C. Dorsey, Director** ...............................      $2,000            None              N/A           $ 70,000(16/43)*
Delayne Dedrick Gold, Director .............................      $2,000            None              N/A           $135,000(38/63)*
Robert F. Gunia, Director+ .................................       None             None              N/A                --
Mendel A. Melzer, Former Director+ .........................       None             None              N/A                --
Thomas T. Mooney, Director** ...............................      $2,000            None              N/A           $115,000(31/64)*
Thomas H. O'Brien, Director ................................      $2,000            None              N/A           $ 45,000(11/29)*
Richard A. Redeker, Director ...............................      $  500            None              N/A                --
Brian M. Storms, Former Director+ ..........................       None             None              N/A                --
John R. Strangfeld, Jr., Director and President+ ...........       None             None              N/A                --
Nancy H. Teeters, Director .................................      $2,000            None              N/A           $ 90,000(23/42)*
Louis A. Weil, III, Director ...............................      $2,000            None              N/A           $ 90,000(26/50)*

----------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the fund's deferred compensation plans. Including accrued interest, total compensation amounted to $87,401 and $143,909 for Dorsey and Mooney, respectively.

 + Robert F. Gunia, Mendel A. Melzer, Brian M. Storms and John R. Strangfeld, Jr., who are each current or former interested Directors, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund family.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

     As of May 7, 1999, the directors and officers of the Fund, as a group, owned less than 1% of each Class of the outstanding common stock of the Fund.

     As of May 7, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Amsouth Bank, Trustee, T/F Morrison's Restaurants Inc., Pension Plan, Attn:
Tracey Crain, P.O. Box 11426, Birmingham, AL 35202, who held 205,985 Class A shares of the Fund (5.0%); Margaret Weiner, Robert Weiner, CO-TTEES, Margaret Weiner REV TR UA DTD 04/03/95, 3320 Bridle Path Lane, Weston, FL 33331, who held 19,028 Class Z shares of the Fund (8.2%); and Mark Jeffrey Weiner, 3320 Bridle Path Lane, Weston, FL 33331, who held 17,920 Class Z shares of the Fund (7.7%).

     As of May 7, 1999, Prudential Securities was the record holder for other beneficial owners of 3,899,310 Class A shares (or 95% of the outstanding Class A shares), 10,380,112 Class B shares (or a 5% of the outstanding Class B shares) 1,869,813 Class C shares (or 92% of the outstanding Class C shares) and 227,976 Class Z shares (or 98% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in the Prospectus. As of March 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.6 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.


     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of Prudential, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Subadviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

          (c) the costs and expenses payable to The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser) pursuant to the Subadvisory Agreement between PIFM and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal period ended March 31, 1999, the Fund paid PIFM a management fee of $864,173.

     PIFM has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a business group at the Subadviser, known as Prudential Investments.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. the Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%.

     For the fiscal period ended March 31, 1999, the Distributor and Prudential Securities collectively received payments of $56,529 under the Class A Plan. This amount was primarily expended on commission credits to Prudential Securities and Prusec for payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor and Prudential Securities collectively received approximately $1,089,800 in initial sales charges with respect to sales of Class A shares.

     Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to
 .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

     CLASS B PLAN. For the fiscal period ended March 31, 1999 the Distributor and Prudential Securities collectively received $623,305 from the Fund under the Class B Plan. It is estimated that the Distributor and Prudential Securities incurred aggregate distribution expenses of approximately $4,765,000 on behalf of the Fund during such period. It is estimated that of this amount approximately 0% ($0) was spent on printing and mailing of prospectuses to other than current shareholders; 0.5% ($23,000) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $4,742,000 (99.5%) on the aggregate of (i) payments of commissions to account executives ($1,803,000 or 37.8%) and (ii) an allocation of overhead and other branch office distribution-related expenses ($2,939,000 or 61.7%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges (CDSC)" in the Prospectus. For the fiscal period ended March 31, 1999, the Distributor and Prudential Securities collectively received approximately $283,900 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended March 31, 1999, the Distributor and Prudential Securities collectively received $122,290 from the Fund under the Class C Plan. It is estimated that the Distributor and Prudential Securities collectively incurred aggregate distribution expenses of approximately $202,400 on behalf of the Fund during such period. It is estimated that of this amount approximately 0% ($0) was spent on printing and mailing of prospectuses to other than current shareholders; 0.1% ($100) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $202,300 (99.9%) on the aggregate of (i) payments of commissions to account executives ($74,400 or 36.7%) and (ii) an allocation of overhead and other branch office distribution-related expenses ($127,900 or 63.2%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor (and Prudential Securities as its predecessor) also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the period ended March 31, 1999, the Distributor and Prudential Securities collectively received approximately $27,100 in contingent deferred sales charges attributable to Class C shares. For the fiscal period ended March 31, 1999, the Distributor received approximately $27,200 in initial sales charges with respect to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Directors) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor may from time to time waive all or a portion of its distribution related fees of the Fund. For the fiscal year ending March 31, 2000, PIFM has contractually agreed to waive .15 of 1% of its management fee and the Distributor has contractually agreed to limit its distribution related fees payable under the Class A, Class B and Class C Plans to .25 of 1%, .75 of 1% and
 .75 of 1% of Class A, Class B and Class C shares, respectively.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the National Association of Securities Dealers, Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage stationary, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which will provide the most favorable total cost or proceeds reasonably obtainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Manager, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

     For the fiscal period ended March 31, 1999, the Fund paid brokerage commissions of $2,000 to Prudential Securities, approximately 7.6% of the aggregate brokerage commissions paid by the Fund, for effecting approximately 5.2% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at March 31, 1999. As of March 31, 1999, the Fund did not hold any securities of its regular brokers and dealers.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 2.5 billion shares of common stock, $.0001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock, one billion shares have been designated Class A common stock, 500 million shares have been designated Class B common stock, 500 million shares have been designated Class C common stock and 500 million shares have been designated Class Z common stock. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, and (5) Class Z shares are offered exclusively for sale to a limited group of investors. Currently, the Fund is offering Class A, Class B, Class C and Class Z shares of common stock. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     The Board of Directors may increase or decrease the number of authorized shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

     Each class of shares represents an interest in the same assets of the Fund and has the same rights, except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans." and "Shareholder Investment Account--Exchange Privilege."

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank, Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Total Return Fund, Inc. Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4% and Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at March 31, 1999, the maximum offering prices of the Fund's shares are as follows:

     CLASS A
     Net asset value and redemption price per Class A share ................... $8.91
     Maximum sales charge (4% of offering price) ..............................   .37
                                                                                -----
     Offering price to public ................................................. $9.28
                                                                                =====

     CLASS B
     Net asset value, offering price and redemption price per Class B share* .. $8.91
                                                                                =====

     CLASS C
     Net asset value and redemption price per Class C share* .................. $8.91
                                                                                =====
     Sales charge (1% of offering price) ...................................... $ .09
                                                                                -----
     Offering Price to Public ................................................. $9.00
                                                                                =====

     CLASS Z
     Net asset value, offering price and redemption price per Class Z share ... $8.91
                                                                                =====

     ----------

     * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

     BENEFIT PLAN. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefits Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) of 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased by NAV by participants who are repaying loans made from such plans to the participant.


     PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA) a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.


     PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

     PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

     SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV through the Distribution or the Transfer Agent, by:

     o    officers of the Prudential Mutual Funds (including the Fund).

     o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent.

     o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer.

     o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries.

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer.

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans. (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase.

     o investors in individual Retirement Accounts, provided the purchase is made in a directed rollover to such individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution.

     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     o orders placed by clients of broker dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     For an investor to obtain any reduction or waiver of the initial sales charges at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced or waived sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:


     o    an individual;

     o    the individual's spouse, their children and their parents;

     o    the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual;

     In addition, an eligible group of related Fund Investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at NAV. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase, The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

           The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchase of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

     INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (3) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     Class Z shares of the Fund currently are available for purchase by the following categories of investors:

     o pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

     o participants in any fee-based program or trust program sponsored by an affiliate which includes mutual funds as investment options and for which the Fund is an available option;

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

     o Benefit Plans for which an affiliate provides administrative or recordkeeping services and as of September 20, 1996, (1) were Class Z shareholders of the Prudential Mutual Funds of (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

     o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

     o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan; and

     o    Prudential with an investment of $10 million or more.

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

     You can redeem your shares at any time for cash at NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through The Distributor of your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.

CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge of CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                              CONTINGENT DEFERRED SALES
                                               CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                    OF DOLLARS INVESTED OR
           PAYMENT MADE                          REDEMPTION PROCEEDS
        --------------------                  --------------------------
     First ........................................     5.0%
     Second .......................................     4.0%
     Third ........................................     3.0%
     Fourth .......................................     2.0%
     Fifth ........................................     1.0%
     Sixth ........................................     1.0%
     Seventh ......................................     None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions: then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholders or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement:

     (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59-1/2, or a periodic distribution based on life expectancy:

     (3) in the case of a Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2:

     (4) a tax-free return of an excess contribution or plan distribution following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability; and

     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401 (k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     (5) Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, and the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                             REQUIRED DOCUMENTATION
------------------                                             ----------------------
Death                                                          A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered disabled          A copy of the Social Security Administration award letter or a letter
if he or she is unable to engage in any substantial            from a physician on the physician's letterhead stating that the
gainful activity by reason of any medically                    shareholder (or, in the case of a trust, the grantor) is permanently
determinable physical or mental impairment which can           disabled. The letter must also indicate the date of disability.
be expected to result in death or to be of
long-continued and indefinite duration.

Distribution from an IRA or 403(b) Custodial Account           A copy of the distribution form from the custodial firm indicating
                                                               (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59-1/2 and is taking a normal
                                                               distribution--signed by the shareholder.

Distribution from Retirement Plan                              A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                                           A letter from the shareholder (for an IRA) or the plan administrator/
                                                               trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of our purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

     PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed insulated Separate Account and units of the Stable Value Fund.

     OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, The Guaranteed Maturated Separate Account or units of The Stable Value Fund.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

           Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equal 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during the month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a shares until approximately eight years from purchase. For purpose of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

     EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates, signed in the name(s) show on the face of the certificates, must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

     Prudential California Municipal Fund
      (California Money Market Series)

     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New York Money Market Series)
      (New Jersey Money Market Series)

     Prudential MoneyMart Assets, Inc.

     Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC, held in such a shareholder's account will automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis unless the shareholder elects otherwise. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and to the extent provided for in the program. Class Z shares required through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund including the Fund or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund--Frequent Trading" in the Prospectus.

     DOLLAR COST AVERAGING. Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college may average around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

       PERIOD OF MONTHLY INVESTMENTS:                                  $100,000         $150,000         $200,000         $250,000
       ------------------------------                                  --------         --------         --------         --------
              25 Years ..............................................    $  105           $  158           $  210           $  263
              20 Years ..............................................       170              255              340              424
              15 Years ..............................................       289              433              578              722
              10 Years ..............................................       547              820            1,093            1,366
               5 Years ..............................................     1,361            2,041            2,721            3,402

See "Automatic Investment Plan (AIP)" below.

----------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges
(CDSC)" in the Prospectus.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or your broker act as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS MADE OVER:                          PERSONAL SAVINGS        IRA
------------------------                          ----------------     ---------
       10 years .................................       $ 26,165        $ 31,291
       15 years .................................         44,676          58,649
       20 years .................................         68,109          98,846
       25 years .................................         97,780         157,909
       30 years .................................        135,346         244,692

----------

(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, for example, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     The price an investor pays for each share is based on the share value. The Fund's share value-known as the net asset value per share or NAV-is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

     Under the Investment Company Act, the Board of Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This will relieve the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, permit net capital gains of the Fund (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as capital gains of the shareholders.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

     Any net capital gains distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum tax rate for ordinary income is 39.6%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. In certain cases where the Fund acquires a put or writes a call on securities or otherwise holds an offsetting position with respect to the securities, the Fund's holding period in such securities may be tolled. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, conversion transaction, constructive sale and straddle provisions of the Internal Revenue Code.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

     Internal Revenue Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a "constructive sale" of an appreciated financial position (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     Debt securities acquired by the Fund, such as zero coupon, pay-in-kind, deferred payment and distressed securities, may be subject to original issue discount and market discount rules. In any such case, as income accrues it will be treated as earned by the Fund and will be subject to the distribution requirements of the Internal Revenue Code described above. Because the accrued income may not be represented by cash, the Fund may have to dispose of other securities and use the proceeds to make the required distributions.

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital loss if the shares were held for more than 12 months. In the case of an individual, the maximum long-term capital gains rate is 20%. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share capital gains distributions, if any, will be paid in the same amounts for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

     If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increases or decreases the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                             PERFORMANCE INFORMATION

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield is computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                          YIELD = 2 [(a - b + 1) (6) - 1]
                                      -----
                                       cd

Where:     a = dividends and interest earned during the period.
           b = expenses accrued for the period (net of reimbursements).
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share on the last day of the period.

     The yield for the 30-day period ended March 31, 1999 for the Fund's Class A, Class B, Class C and Class Z shares was 9.95%, 9.86%, 9.76%, and 10.63%, respectively.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

     The Board of Directors of the Fund has adopted procedures to ensure that the Fund's yield is calculated in accordance with Commission regulations. Under those procedures, limitations may be placed on yield to maturity calculations of particular securities.

     AVERAGE ANNUAL TOTAL RETURN. The Fund may also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:
           P (1 + T ) (n) = ERV

Where:     P    =  a hypothetical initial payment of $1,000.
           T    =  average annual total return.

           n    =  number of years.

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return assumes reinvestment of all dividends and distributions, takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:     P   = a hypothetical initial payment of $1,000.

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     The aggregate total return with respect to Class A, Class B, Class C and Class Z shares for the inception (May 5, 1998) period ended March 31, 1999 was -2.97%, -3.45%, -3.45% and -2.82%, respectively.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


                         PERFORMANCE
                         COMPARISON OF DIFFERENT
                         TYPES OF INVESTMENTS
                         OVER THE LONG TERM
                         (12/31/25 - 12/31/98)



                      [GRAPHICAL REPRESENTATION OF CHART]

                        Common Stock              11.2%
                        Long-Term Govt. Bonds      5.3%
                        Inflation                  3.1%

----------


(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--94.3%
CORPORATE BONDS--86.9%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--0.2%
BE Aerospace, Inc., Sr. Sub. Notes                           B1                9.50%     11/01/08    $    250        $    266,875
------------------------------------------------------------------------------------------------------------------------------
Airlines--0.3%
Canadian Airlines Corp., Sr. Notes (Canada)                  Caa2             12.25       8/01/06       1,150 (f)         506,000
------------------------------------------------------------------------------------------------------------------------------
Automotive--1.1%
Eagle-Picher Industries, Inc., Sr. Sub. Notes                B3                9.375      3/01/08         400             386,000
Hayes Wheels Int'l., Inc., Sr. Sub. Notes                    B2                9.125      7/15/07         500             521,250
Paragon Corp. Holdings, Inc., Sr. Notes                      B3                9.625      4/01/08       1,000             800,000
                                                                                                                     ------------
                                                                                                                        1,707,250
------------------------------------------------------------------------------------------------------------------------------
Broadcasting & Other Media--6.5%
Ackerly Group, Inc., Sr. Sub. Notes                          B2                9.00       1/15/09       1,000           1,030,000
American Lawyer Media Holdings, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/15/02)                              B3               12.25      12/15/08       1,500             971,250
Capstar Broadcasting, Sr. Disc. Notes, Zero Coupon
   (until 2/1/02)                                            B3               12.75       2/01/09       2,000           1,690,000
CD Radio, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/1/02)                                                  Caa1             15.00      12/01/07       1,000             541,250
Chancellor Media Corp., Sr. Sub. Notes                       Ba3               9.00      10/01/08       1,000           1,070,000
Coaxial Communications, Inc., Sr. Notes                      B3               10.00       8/15/06         250             266,250
Grupo Televisa S.A., Sr. Disc. Notes, Zero Coupon
   (until 5/15/01) (Mexico)                                  Ba2              13.25       5/15/08       1,000 (f)         835,000
Jacor Communications Co., Sr. Sub. Notes                     B2                8.75       6/15/07       1,000           1,067,500
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                   B3               10.00       3/01/08         500             352,500
Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until
   8/1/02)                                                   NR               11.75       8/01/06       1,500             843,750
SFX Entertainment, Inc., Sr. Sub. Notes                      B3                9.125      2/01/08       1,500           1,530,000
                                                                                                                     ------------
                                                                                                                       10,197,500
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--2.4%
Formica Corp., Sr. Sub. Notes                                B3               10.875      3/01/09       1,000             995,000
New Millenium Homes, Sr. Notes
   (cost $1,945,519; purchased 5/27/98)                      NR               12.00       9/03/00       2,000 (b)       1,800,000
Presley Cos., Sr. Notes                                      Caa3             12.50       7/01/01         900             760,500
Webb (Del E.) Corp., Sr. Sub. Deb.                           B2                9.375      5/01/09         250             242,500
                                                                                                                     ------------
                                                                                                                        3,798,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable--6.2%
Adelphia Communications Corp.,
   Sr. Notes                                                 B1               10.50%      7/15/04    $    500        $    550,000
   Sr. Notes, PIK                                            B1                9.50       2/15/04          43              44,327
Avalon Cable Holdings LLC, Sr. Disc. Notes, Zero Coupon
   (until 12/1/03)                                           Caa1             11.875     12/01/08       1,000             653,750
Avalon Cable of Michigan, Inc., Sr. Sub. Notes               B3                9.375     12/01/08         750             790,313
Charter Communications Holdings LLC,
   Sr. Disc. Notes, Zero Coupon (until 4/1/04)               B2                9.92       4/01/11       1,000             643,750
   Sr. Notes                                                 B2                8.625      4/01/09         500             510,625
Classic Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 8/1/03)                                            Caa1             13.25       8/01/09       1,000 (d)         695,000
Diamond Cable Co., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)
   (United Kingdom)                                          B3               11.75      12/15/05       2,000 (f)       1,740,000
Falcon Holdings Group, L.P., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/03)                                           B2                9.285      4/15/10       1,000             695,000
International Cabletel, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/00)                                           B3               12.75       4/15/05       1,000             945,000
Mediacom LLC, Sr. Notes                                      B2                7.875      2/15/11         500             490,000
TVN Entertainment Corp., Sr. Notes                           NR               14.00       8/01/08       1,000 (d)         850,000
United Int'l. Holdings, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 2/15/03)                                           B3               10.75       2/15/08       1,500           1,020,000
                                                                                                                     ------------
                                                                                                                        9,627,765
------------------------------------------------------------------------------------------------------------------------------
Capital Goods--0.5%
Thermadyne Holdings Corp.,
   Sr. Disc. Notes, Zero Coupon (until 6/1/03)               Caa1             12.50       6/01/08         500             250,000
   Sr. Sub. Notes                                            B3                9.875      6/01/08         500             472,500
                                                                                                                     ------------
                                                                                                                          722,500
------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.2%
Borden Chemical & Plastics L.P., Sr. Notes                   B1                9.50       5/01/05         500             460,000
Equistar Chemicals L.P., Sr. Notes                           Baa3              8.75       2/15/09         500             507,500
Sterling Chemical, Inc., Sr. Sub. Notes                      B3               11.75       8/15/06       1,000             940,000
                                                                                                                     ------------
                                                                                                                        1,907,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--1.2%
Corning Consumer Product Co., Sr. Sub. Notes                 B3               9.625%      5/01/08     $ 1,080        $    901,800
Revlon Consumer Products Corp., Sr. Notes                    B2               9.00       11/01/06         500             495,000
Windmere Durable Holdings, Inc., Sr. Notes                   B3              10.00        7/31/08         500             457,500
                                                                                                                     ------------
                                                                                                                        1,854,300
------------------------------------------------------------------------------------------------------------------------------
Containers--1.2%
Ball Corp., Sr. Sub. Notes                                   B1               8.25        8/01/08         250             258,125
Graham Packaging Holdings Co., Sr. Disc. Notes, Zero
   Coupon (until 1/15/03)                                    Caa1            10.75        1/15/09       2,000           1,380,000
Tekni Plex, Inc., Sr. Sub. Notes                             B3              11.25        4/01/07         250             272,500
                                                                                                                     ------------
                                                                                                                        1,910,625
------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care--4.3%
Fresenius Medical Care Capital Trust, Gtd. Notes             Ba3               9.00      12/01/06         650             666,250
Harborside Healthcare Corp., Sr. Sub. Disc. Notes, Zero
   Coupon (until 8/1/03)                                     B3               11.00       8/01/08         750             315,000
ICN Pharmaceuticals, Inc., Sr. Notes                         Ba3               8.75      11/15/08       1,000           1,005,000
Magellan Health Services, Inc., Sr. Sub. Notes               Caa1              9.00       2/15/08       1,000             862,500
Mariner Post-Acute Network, Inc., Sr. Sub. Disc. Notes,
   Zero Coupon (until 11/1/02)                               B3               10.50      11/01/07       2,000             380,000
Medaphis Corp., Sr. Notes                                    Caa1              9.50       2/15/05         125              85,000
Mediq, Inc., Sr. Sub. Notes                                  B3               11.00       6/01/08       1,000             870,000
Sun Healthcare Group, Inc., Sr. Sub. Notes                   Caa3              9.50       7/01/07       1,000             270,000
Team Health, Inc., Sr. Sub. Notes                            B3               12.00       3/15/09         750             750,000
US Healthworks, Inc., Sr. Disc. Notes                        NR              Zero        10/15/04       1,500           1,575,000
                                                                                                                     ------------
                                                                                                                        6,778,750
------------------------------------------------------------------------------------------------------------------------------
Energy--6.1%
Anker Coal Group, Inc., Sr. Notes                            Ca                9.75      10/01/07       1,000             530,000
Applied Power, Inc., Sr. Sub. Notes                          B1                8.75       4/01/09         500             507,500
Bayard Drilling Technologies, Sr. Notes                      B2               11.00       6/30/05         500             545,000
Calpine Corp., Sr. Notes                                     Ba2               7.75       4/15/09         500             500,000
Chesapeake Energy Corp., Sr. Notes                           B3                9.625      5/01/05       1,250           1,037,500
Chiles Offshore LLC, Sr. Notes                               B3               10.00       5/01/08       1,250             906,250
CMS Energy Corp., Sr. Notes                                  Ba3               7.50       1/15/09         125             126,250
DI Industries, Inc., Sr. Notes                               B1                8.875      7/01/07       1,000             790,000
Gothic Production Corp., Sr. Sec'd Notes                     B3               11.125      5/01/05       1,250             962,500
Grant Geophysical, Inc., Sr. Notes,                          B3                9.75       2/15/08       1,000             570,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Energy (cont'd.)
Gulf Canada Resources Ltd.,
   Sr. Sub. Deb. (Canada)                                    Ba2              9.625%      7/01/05     $   625(f)     $    639,062
   Sr. Sub. Deb. (Canada)                                    Ba2              9.25        1/15/04         500(f)          509,310
Ocean Rig, Gtd. Sr. Sec'd. Notes (Norway)                    B3              10.25        6/01/08       1,000(f)          700,000
P & L Coal Holdings Corp., Sr. Sub. Notes                    B2               9.625       5/15/08       1,000           1,043,750
Pride Petroleum Services, Inc., Sr. Notes                    Ba3              9.375       5/01/07         125             120,000
R & B Falcon Corp., Sr. Notes
   (cost $132,124; purchased 3/25/99)                        Ba3             12.25        3/15/06         130(b)          136,825
                                                                                                                     ------------
                                                                                                                        9,623,947
------------------------------------------------------------------------------------------------------------------------------
Financial Services--0.6%
Amresco, Inc., Sr. Sub. Notes
   (cost $736,546; purchased 11/20/98)                       Caa3             9.875       3/15/05       1,000(b)          740,000
Delta Financial Corp., Sr. Notes                             B3               9.50        8/01/04         300             225,000
                                                                                                                     ------------
                                                                                                                          965,000
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage--3.1%
Advantica Restaurant Group, Inc., Sr. Notes                  B2               11.25       1/15/08       1,500           1,530,000
Envirodyne Industries, Inc., Sr. Notes                       Caa1             10.25      12/01/01         340             261,800
Fresh Foods, Inc., Sr. Sub. Notes                            B3               10.75       6/01/06         500             500,000
Grupo Azucarero Mexico S.A., Sr. Notes (Mexico)              Caa2             11.50       1/15/05       1,700 (f)         578,000
Iowa Select Farms L.P., Sr. Sub. Notes                       B3               10.75      12/01/05       1,125             900,000
Specialty Foods Corp., Sr. Sub. Notes                        Caa3             11.25       8/15/03       1,500           1,125,000
                                                                                                                     ------------
                                                                                                                        4,894,800
------------------------------------------------------------------------------------------------------------------------------
Gaming--5.2%
Alliance Gaming Corp., Sr. Sub. Notes                        B3               10.00       8/01/07       1,000             731,250
Aztar Corp., Sr. Sub. Notes                                  B2               13.75      10/01/04         500             550,625
Blue Chip, Sr. Sub. Notes
   (cost $1,264,826; purchased 5/5/98)                       NR                9.50       9/15/02       1,500 (b)       1,260,000
Casino America Corp., Sr. Notes                              B1               12.50       8/01/03         750             855,938
Fitzgeralds Gaming Corp., Sr. Notes                          B3               12.25      12/15/04         625             281,250
Hollywood Park, Inc., Sr. Sub. Notes                         B2                9.25       2/15/07         750             768,750
Isle Capri Black Hawk LLC, First Mtge. Notes                 B3               13.00       8/31/04       1,000           1,085,000
Mohegan Tribal Gaming Auth., Sr. Sub. Notes                  Ba3               8.75       1/01/09         250             261,250
Santa Fe Hotel, Inc., First Mtge. Notes                      Caa2             11.00      12/15/00       1,000             980,000
Trump Atlantic City Assocs., First Mtge. Notes               B2               11.25       5/01/06       1,500           1,335,000
                                                                                                                     ------------
                                                                                                                        8,109,063

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Industrials--3.1%
AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
   7/1/03)                                                   Caa1             13.50%      7/01/09    $  2,000        $    640,000
Continental Global Group, Inc., Sr. Notes                    B2               11.00       4/01/07       1,500           1,320,000
Great Lakes Carbon Corp.,
   Sr. Disc. Deb., Zero Coupon (until 5/15/03)               Caa1             13.125      5/15/09       1,000             557,500
   Sr. Sub. Notes, PIK                                       B3               10.25       5/15/08       1,000           1,030,000
ICF Kaiser Int'l., Inc., Sr. Sub. Notes                      Caa2             13.00      12/31/03       1,770           1,239,000
                                                                                                                     ------------
                                                                                                                        4,786,500
------------------------------------------------------------------------------------------------------------------------------
Leisure & Tourism--2.2%
AMC Entertainment, Inc., Sr. Sub. Notes                      B3                9.50       2/01/11         375             356,719
Ballys Total Fitness Holdings, Inc., Sr. Sub. Notes          B3                9.875     10/15/07       1,000             990,000
Premier Cruise Ltd., Sr. Notes
   (cost $973,646; purchased 5/19/98)                        Caa2             11.00       3/15/08       1,000 (b)(e)      280,000
Production Resource LLC, Sr. Sub. Notes                      Caa2             11.50       1/15/08       1,000             990,000
Town Sports Int'l., Inc., Sr. Notes                          B2                9.75      10/15/04         775             751,750
                                                                                                                     ------------
                                                                                                                        3,368,469
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Services--3.4%
Coinstar, Inc., Sr. Disc. Notes, Zero Coupon (until
   10/1/01)                                                  NR               13.00      10/01/06       1,550           1,480,250
Desa Int'l., Inc., Sr. Sub. Notes                            Caa1              9.875     12/15/07       1,000             780,000
ICON Health & Fitness, Inc., Sr. Sub. Notes
   (cost $1,369,767; purchased 7/21/98)                      Caa2             13.00       7/15/02       1,500 (b)       1,125,000
Interact Systems, Inc., Sr. Disc. Notes                      NR              Zero         8/01/03       1,500             630,000
Kindercare Learning Center, Inc., Sr. Sub. Notes             B3                9.50       2/15/09         750             753,750
La Petite Academy, Inc., Sr. Notes                           B3               10.00       5/15/08         500             490,000
                                                                                                                     ------------
                                                                                                                        5,259,000
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products--4.7%
Ainsworth Lumber Ltd., Sr. Notes, PIK                        B3               12.50       7/15/07       2,000           2,110,000
Gaylord Container Corp., Sr. Notes                           Caa1              9.75       6/15/07       1,500           1,447,500
Maxxam Group Holdings, Inc., Sr. Notes                       B3               12.00       8/01/03         500             535,000
Millar Western Production Ltd., Sr. Notes                    B3                9.875      5/15/08         500             445,000
Repap New Brunswick, Inc., Sr. Sec'd. Notes                  Caa1             10.625      4/15/05       1,000             830,000
Stone Container Corp.,
   Sr. Notes                                                 B2               12.58       8/01/16         250             267,188
   Sr. Sub. Deb.                                             B3               12.25       4/01/02       1,750           1,760,937
                                                                                                                     ------------
                                                                                                                        7,395,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Publishing--1.3%
Garden State Newspapers, Sr. Sub. Notes                      B1               8.625%      7/01/11     $   250        $    251,875
Phoenix Color Corp., Sr. Sub. Notes                          B3              10.375       2/01/09       1,000           1,015,000
World Color Press, Inc.,
   Sr. Sub. Notes                                            B1               8.375      11/15/08         500             510,000
   Sr. Sub. Notes                                            B1               7.75        2/15/09         250             245,000
                                                                                                                     ------------
                                                                                                                        2,021,875
------------------------------------------------------------------------------------------------------------------------------
Real Estate--0.5%
CB Richards Ellis Services, Inc., Sr. Sub. Notes             Ba3              8.875       6/01/06         800             800,000
------------------------------------------------------------------------------------------------------------------------------
Retail--3.4%
Big 5 Holdings Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/30/02)
   (cost $554,565; purchased 2/3/99)                         NR               13.45      11/30/08       1,000 (b)         550,000
Montgomery Ward Trade Claim
   (cost $695,187; purchased 8/19/98)                        NR              Zero        12/31/00       1,986 (b)         466,769
Musicland Group, Inc., Sr. Sub. Notes                        B3                9.00       6/15/03       1,500           1,509,375
Pamida, Inc., Sr. Sub. Notes                                 Caa1             11.75       3/15/03         950             856,187
Phar-Mor, Inc., Sr. Notes                                    B3               11.72       9/11/02       1,805           1,859,150
                                                                                                                     ------------
                                                                                                                        5,241,481
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals--2.7%
Doe Run Res. Corp., Sr. Notes                                B3               11.25       3/15/05       1,000             850,000
Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes             B2               12.75       2/01/03       1,000             967,500
National Steel Corp., First Mtge.                            Ba3               9.875      3/01/09         250             256,875
UCAR Global Enterprises, Inc., Sr. Sub. Notes                B2               12.00       1/15/05       1,000           1,056,250
WHX Corp., Sr. Notes                                         B3               10.50       4/15/05       1,150           1,115,500
                                                                                                                     ------------
                                                                                                                        4,246,125
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--1.9%
Homeland Stores, Inc., Sr. Notes                             NR               10.00       8/01/03         350             299,250
Pantry, Inc., Sr. Sub. Notes                                 B3               10.25      10/15/07       1,500           1,575,000
Pathmark Stores, Inc., Sr. Sub. Notes                        Caa1              9.625      5/01/03       1,000           1,027,500
                                                                                                                     ------------
                                                                                                                        2,901,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Technology--1.9%
Ampex Corp., Sr. Notes                                       B+(a)            12.00%      3/15/03    $  1,000        $  1,040,000
Anacomp, Inc., Sr. Sub. Notes                                B3               10.875      4/01/04       1,000           1,040,000
DecisionOne Holdings Corp., Sr. Disc. Deb., Zero Coupon
   (until 8/1/02)                                            C                11.50       8/01/08       1,100 (d)          22,000
Viasystems, Inc., Sr. Sub. Notes                             Caa1              9.75       6/01/07       1,000             941,250
                                                                                                                     ------------
                                                                                                                        3,043,250
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--16.2%
Allegiance Telecom, Inc., Sr. Notes                          NR               12.875      5/15/08       1,000           1,100,000
AMSC Acquisition Co., Inc., Sr. Notes                        NR               12.25       4/01/08         500             253,750
Arch Communications Group, Inc., Sr. Notes                   B3               12.75       7/01/07         500             445,000
Bestel S.A. De CV, Sr. Disc. Notes, Zero Coupon (until
   5/15/01) (Mexico)                                         NR               12.75       5/15/05       1,500 (f)         930,000
Birch Telecom, Inc., Sr. Notes                               NR               14.00       6/15/08       1,000             915,000
Caprock Communications Corp., Sr. Notes                      Caa1             12.00       7/15/08         500             508,750
Cencall Communications Corp., Sr. Disc. Notes, Zero
   Coupon
   (until 1/15/99)                                           B2               10.125      1/15/04         250             257,500
Covad Communications Group, Inc., Sr. Disc. Notes            B3               12.50       2/15/09         500             502,500
E. Spire Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 7/1/03)                                            NR               10.625      7/01/08         900             432,000
Firstworld Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/03)                                           NR               13.00       4/15/08       1,000             380,000
Focal Communications Corp., Sr. Disc. Notes, Zero
   Coupon
   (until 2/15/03)                                           NR               12.125      2/15/08       1,250             700,000
GST Network Funding, Inc., Sr. Disc. Notes, Zero Coupon
   (until 5/1/03)                                            NR               10.50       5/01/08       1,375             735,625
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)                                                 NR               13.875     12/15/05         500             395,000
ICG Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until
   9/15/00)                                                  NR               13.50       9/15/05       1,300           1,150,500
ICO Global Communications, Sr. Notes                         B3               15.00       8/01/05       1,000 (d)         550,000
Impsat Corp., Sr. Notes                                      B2               12.375      6/15/08       1,000             900,000
Iridium Capital Corp., Sr. Notes                             B3               14.00       7/15/05       1,000             450,000
Jordan Telecommunication Products, Sr. Sub. Notes            B3                9.875      8/01/07         500             500,000
Level 3 Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 12/1/03)              B3               10.50      12/01/08       1,100             690,250
   Sr. Notes                                                 B3                9.125      5/01/08         250             250,625
McLeodusa, Inc., Sr. Notes                                   B2                8.125      2/15/09       1,000           1,000,000
Nextel Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 2/15/03)              B2                9.95       2/15/08         600             420,000
   Sr. Disc. Notes, Zero Coupon (until 2/15/99)              B2                9.75       8/15/04         350             362,250
Nextel International, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 4/15/03)                                           Caa1             12.125      4/15/08         500             220,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon
   (until 2/1/04)                                            B3               14.00%      2/01/09    $  1,000        $    570,000
Northeast Optic Network, Inc., Sr. Notes                     NR               12.75       8/15/08         500             520,000
NTL, Inc., Sr. Disc. Notes, Zero Coupon (until 10/1/03)      B3               12.375     10/01/08       2,500           1,725,000
Omnipoint Corp., Sr. Notes                                   B3               11.625      8/15/06       2,000           1,750,000
RSL Communications Ltd.,
   Sr. Notes                                                 B2               12.25      11/15/06         250             273,125
   Sr. Notes                                                 B3               12.00      11/01/08         350             388,500
Splitrock Services, Inc., Sr. Notes                          NR               11.75       7/15/08         750             716,250
Time Warner Telecom LLC, Sr. Notes                           B2                9.75       7/15/08         650             695,500
U.S. Xchange LLC, Sr. Notes                                  NR               15.00       7/01/08         750             810,000
USA Mobil Communications, Inc., Sr. Notes                    B3                9.50       2/01/04         500             430,000
Versatel Telecom BV, Sr. Notes (Netherlands)                 NR               13.25       5/15/08       1,000 (f)       1,052,500
Viatel, Inc., Sr. Notes                                      Caa1             11.25       4/15/08       1,000           1,025,000
Winstar Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 10/15/00)                                          Caa1             14.00      10/15/05         500             356,250
Worldwide Fiber, Inc., Sr. Notes                             B3               12.50      12/15/05       1,000           1,052,500
                                                                                                                     ------------
                                                                                                                       25,413,375
------------------------------------------------------------------------------------------------------------------------------
Textiles--1.5%
Cluett American Corp., Sr. Sub. Notes                        B3               10.125      5/15/08         750             686,250
Simmons Co., Sr. Sub. Notes                                  B3               10.25       3/15/09       1,000           1,035,000
Steel Heddle Mfg. Co., Sr. Sub. Notes                        B3               10.625      6/01/08       1,000             550,000
                                                                                                                     ------------
                                                                                                                        2,271,250
------------------------------------------------------------------------------------------------------------------------------
Transportation/Trucking/Shipping--1.1%
American Commercial Lines LLC, Sr. Notes                     B1               10.25       6/30/08       1,000           1,030,000
Stena AB, Sr. Notes (Sweden)                                 B1               10.625      6/01/08       1,000 (f)         760,000
                                                                                                                     ------------
                                                                                                                        1,790,000
------------------------------------------------------------------------------------------------------------------------------
Utilities--0.6%
York Power Funding Cayman Ctd., Sr. Sec'd. Notes
   (Cayman Islands)                                          Ba3              12.00      10/30/07       1,000 (f)       1,005,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Waste Management--2.3%
Allied Waste North America, Inc.,
   Sr. Notes                                                 Ba2              7.875%      1/01/09     $ 1,250        $  1,218,750
   Sr. Notes                                                 Ba2              7.625       1/01/06         500             487,500
Waste Systems Int'l., Inc., Sub. Notes                       CCC+(a)          7.00        5/13/05       2,000           1,870,000
                                                                                                                     ------------
                                                                                                                        3,576,250
                                                                                                                     ------------
Total corporate bonds
   (cost $147,843,118)                                                                                                135,989,825
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS--1.1%
Einstein / Noah Bagel Corp., Sub. Deb.                                        7.25        6/01/04       1,500             885,000
Key Energy Group, Inc., Sr. Sub. Notes                                        5.00        9/15/04       1,500             765,000
                                                                                                                     ------------
Total convertible bonds
   (cost $1,979,318)                                                                                                    1,650,000
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                       Value                                                               Value
Description                          Shares           (Note 1)      Description                          Warrants         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--1.3%
Beverly Enterprises, Inc.(c)          40,000        $    205,000
Canadian Airlines Corp.(c) 12/1/07     4,400               5,046
Chesapeake Energy Corp.               25,000              35,938
Grand Union Co.(c)                   100,772           1,133,685
Intermedia Communications, Inc.(c)       811              21,187
Musicland Stores Corp.(c)             25,000             220,312
Nevada Gold & Casinos, Inc.(c)         8,000              38,000
Northeast Optic Network, Inc.(c)      20,000             282,500
Omnipoint Corp.(c)                     5,200              75,075
Paxson Communications Corp.(c)         9,400              80,488
Star Gas Partners L.P.                   441                 881

Total common stocks
 (cost $2,222,200)                                     2,098,112
                                                    ------------
--------------------------------------------------------------
PREFERRED STOCKS--4.9%
Adelphia Communications Corp.,
   $13.00                               8,750           1,006,250
Century Maintenance Supply, Inc.,
Versatel Telecom BV, expiring
   $13.25                             10,636           1,095,508
Cluett American Corp., $12.50          7,961             708,525
Concentric Network Corp., $13.50           1                 372
Geneva Steel Co., $14.00               1,000                 500
Harborside Healthcare Corp.,
   $13.50                                535             374,160
Intermedia Communications, Inc.,
   $7.00                              20,000             415,000
IXC Communications, Inc., $12.50         750             813,750
Packaging Corp. America, $12.375       7,500             750,000
Paxson Communications Corp.,
   $12.50                              1,128           1,015,537
Rural Cellular Corp., $11.375              6               6,224
Supermarkets General Holdings
   Corp., $3.52                       10,000             365,000
Texas Utilities Co., $9.25            20,000           1,066,250
Viatel, Inc., $10.00                     521              78,166
                                                    ------------
Total preferred stocks
   (cost $7,809,893)                                   7,695,242
                                                    ------------

                                                       Value
Description                          Warrants         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(c)--0.1%
American Banknote Corp., expiring
   12/1/07 @ $5.50                       750                   7
American Mobile Satellite Corp.,
   expiring 4/1/08 @ $12.51              500               1,645
Grand Union Co.(c)                   100,772           1,133,685
Bestel S.A. De CV, expiring
   5/15/05                             1,500               1,500
Birch Telecom, Inc., expiring
   6/15/08                             1,000               5,000
Classic Communications, Inc.,
   expiring 8/1/09                     3,000 (d)               0
DecisionOne Holdings Corp.,
   expiring 8/1/07 @ $23.00            1,100 (d)               0
Firstworld Communications, Inc.,
   expiring 4/15/08                    1,000              10,000
ICO Global Communications,
   expiring 8/1/05 @ $13.20            1,000 (d)               0
Interact Systems, Inc., expiring
   8/1/03                              1,500                  15
Splitrock Services, Inc., expiring
   7/15/08                               750              45,000
TVN Entertainment Corp., expiring
   8/1/08                              1,000 (d)               0
Versatel Telecom BV, expiring
   5/15/08                             1,000              70,000
                                                    ------------
Total warrants
   (cost $7,515)                                         133,167
                                                    ------------
Total long-term investments
   (cost $159,862,044)                               147,566,346
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL HIGH YIELD
Portfolio of Investments as
of March 31, 1999                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                                                     Principal
                                                                            Interest    Maturity      Amount            Value
Description                                                                   Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.5%
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--4.4%
General Electric Capital Corp.                                                 5.12%      4/01/99    $  3,923        $  3,923,000
Windmill Funding Corp.                                                         4.88       4/19/99       3,000           2,992,680
                                                                                                                     ------------
Total commercial paper
   (cost $6,915,680)                                                                                                    6,915,680
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS--1.1%
Aircraft Funding, Sr. Notes, PIK
   (cost $1,995,149; purchased 7/1/98)                                        12.00       7/15/99       2,000 (b)       1,640,000
                                                                                                                     ------------
Total short-term investments
   (cost $8,910,829)                                                                                                    8,555,680
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--99.8 %
   (cost $168,772,873; Note 4)                                                                                        156,122,026
Other assets in excess of liabilities--0.2%                                                                               251,588
                                                                                                                     ------------
Net Assets--100%                                                                                                     $156,373,614
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $9,667,329. The aggregate value $7,998,594 is approximately 5.1% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments; non-income producing security.
(f) US$ denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
LLC--Limited Liability Company.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL HIGH YIELD
Statement of Assets and Liabilities           TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           March 31, 1999
Investments, at value (cost $168,772,873)..................................................................       $156,122,026
Cash.......................................................................................................                893
Interest receivable........................................................................................          3,452,596
Receivable for investments sold............................................................................            921,803
Receivable for Fund shares sold............................................................................            533,492
Prepaid expenses and other assets..........................................................................            148,785
                                                                                                                 --------------
   Total assets............................................................................................        161,179,595
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................          3,154,611
Payable for Fund shares reacquired.........................................................................          1,015,068
Dividends payable..........................................................................................            324,774
Accrued expenses...........................................................................................            184,097
Due to Distributor.........................................................................................             81,391
Due to Manager.............................................................................................             46,040
                                                                                                                 --------------
   Total liabilities.......................................................................................          4,805,981
                                                                                                                 --------------
Net Assets.................................................................................................       $156,373,614
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $      1,756
   Paid-in capital in excess of par........................................................................        172,971,331
                                                                                                                 --------------
                                                                                                                   172,973,087
   Accumulated net realized loss on investments............................................................         (3,948,626)
   Net unrealized depreciation on investments..............................................................        (12,650,847)
                                                                                                                 --------------
Net assets, March 31, 1999.................................................................................       $156,373,614
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share                                                                        $8.91
      ($37,557,754 / 4,216,698 shares of common stock issued and outstanding)..............................
   Maximum sales charge (4% of offering price).............................................................                .37
                                                                                                                         -----
   Maximum offering price to public........................................................................              $9.28
                                                                                                                         -----
                                                                                                                         -----
Class B:
   Net asset value, offering price and redemption price per share                                                        $8.91
      ($97,453,690 / 10,940,153 shares of common stock issued and outstanding).............................              -----
                                                                                                                         -----
Class C:
   Net asset value and redemption price per share                                                                        $8.91
      ($19,248,742 / 2,160,946 shares of common stock issued and outstanding)..............................
   Sales charge (1% of offering price).....................................................................                .09
                                                                                                                         -----
   Offering price to public................................................................................              $9.00
                                                                                                                         -----
                                                                                                                         -----
Class Z:
   Net asset value, offering price and redemption price per share                                                        $8.91
      ($2,113,428 / 237,269 shares of common stock issued and outstanding).................................              -----
                                                                                                                         -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL HIGH YIELD
TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  May 5, 1998(a)
                                                     Through
Net Investment Income                             March 31, 1999
Income
   Interest....................................      13,945,929
   Dividends...................................         147,729
                                                  --------------
                                                     14,093,658
                                                  --------------
Expenses
   Management fee..............................         864,173
   Distribution fee--Class A...................          56,529
   Distribution fee--Class B...................         623,305
   Distribution fee--Class C...................         122,290
   Custodian's fees and expenses...............         160,000
   Registration fees...........................         140,000
   Transfer agent's fees and expenses..........         120,000
   Amortization of prepaid offering cost.......         110,000
   Reports to shareholders.....................          90,000
   Audit fee and expenses......................          30,000
   Amortization of deferred organization
      cost.....................................          26,000
   Legal fees and expenses.....................          20,000
   Directors' fees.............................          14,000
   Insurance expense...........................           2,000
   Miscellaneous...............................             816
                                                  --------------
      Total expenses...........................       2,379,113
   Less: Management fee waiver (Note 2)........        (398,849)
                                                  --------------
      Net expenses.............................       1,980,264
                                                  --------------
Net investment income..........................      12,113,394
                                                  --------------
Realized and Unrealized
Loss on Investments
Net realized loss on investment transactions...      (3,948,626)
Net change in unrealized
   appreciation/depreciation of investments....     (12,650,847)
                                                  --------------
Net loss on investments........................     (16,599,473)
                                                  --------------
Net Decrease in Net Assets
Resulting from Operations......................    $ (4,486,079)
                                                  --------------
                                                  --------------
---------------
(a) Commencement of investment operations.

PRUDENTIAL HIGH YIELD
TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets

                                                May 5, 1998(a)
Increase in                                        Through
Net Assets                                      March 31, 1999
Operations
   Net investment income......................   $ 12,113,394
   Net realized loss on investment
      transactions............................     (3,948,626)
   Net change in unrealized
      appreciation/depreciation of
      investments.............................    (12,650,847)
                                                --------------
   Net decrease in net assets resulting from
      operations..............................     (4,486,079)
                                                --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A.................................     (3,017,075)
      Class B.................................     (7,451,879)
      Class C.................................     (1,460,665)
      Class Z.................................       (183,775)
                                                --------------
                                                  (12,113,394)
                                                --------------
   Distributions in excess of net investment
      income
      Class A.................................        (50,574)
      Class B.................................       (132,431)
      Class C.................................        (25,580)
      Class Z.................................         (3,622)
                                                --------------
                                                     (212,207)
                                                --------------
Fund share transactions (Net of share
   conversions) (Note 5)
   Net proceeds from shares sold..............    200,008,881
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions...........................      7,763,506
   Cost of shares reacquired..................    (34,687,093)
                                                --------------
   Net increase in net assets from Fund share
      transactions............................    173,085,294
                                                --------------
Total increase................................    156,273,614
Net Assets
Beginning of period...........................        100,000
                                                --------------
End of period.................................   $156,373,614
                                                --------------
                                                --------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL HIGH YIELD
Notes to Financial Statements             TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Prudential High Yield Total Return Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 18, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on February 18, 1998 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on May 5, 1998. The primary investment objective of the Fund is total return through high current income and capital appreciation. It seeks to achieve this objective by investing in high-yield fixed income securities, equity securities that were attached to or included in a unit with fixed income securities at the time of purchase, convertible securities and preferred stocks.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.
Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. All securities are valued as of 4:15 p.m., New York time.
The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at March 31, 1999 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes discount and amortizes premium as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the intent of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Offering and Organization Expenses: Approximately $283,300 were incurred in connection with the organization of the Fund. Offering cost of approximately $110,400 and organization cost of approximately $172,900 are being amortized ratably over a period of twelve months and sixty months, respectively, from the date the Fund commenced investment operations.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute
--------------------------------------------------------------------------------

                                           PRUDENTIAL HIGH YIELD
Notes to Financial Statements              TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par and decrease accumulated net realized losses on investments by $212,207 for certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'.) Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .65% of the Fund's average daily net assets. PIFM has agreed to waive a portion (.30 of 1% of the Fund's average daily net assets) of its management fee which amounted to $398,849 ($.023 per share for Class A, B, C and Z shares) for the period ended March 31, 1999. The Fund is not required to reimburse PIFM for such waiver.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the period May 5, 1998 through December 31, 1998. Effective January 1, 1999, such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares.
Pursuant to the Class B and C Plans, the Fund compensates PIMS with respect to Class B and C shares, for distribution-related activities at an annual rate of up to 1% of the average daily net assets of Class B shares and Class C shares. Such expenses under the Plans were .75 of 1% of the average daily net assets of the Class B and C shares for the period ended March 31, 1999.
PSI and PIMS have advised the Fund that they received approximately $1,089,800 and $27,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period May 5, 1998 through March 31, 1999. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PSI and PIMS have advised the Fund that for the period May 5, 1998 through March 31, 1999 they received approximately $283,900 and $27,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement
(SCA) with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was 0.055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the period ended March 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the period ended March 31, 1999, the Fund incurred fees of approximately $114,600 for the services of PMFS. As of March 31, 1999, $10,700 of such fees were due to
--------------------------------------------------------------------------------

                                         PRUDENTIAL HIGH YIELD
Notes to Financial Statements            TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
For the period ended March 31, 1999, PSI earned $2,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended March 31, 1999 were $289,578,788 and $126,359,836, respectively.
The federal income tax basis of the Fund's investments, including short-term investments, as of March 31, 1999 was $168,798,569; accordingly, net unrealized depreciation for federal income tax purposes was $12,676,543 (gross unrealized appreciation--$3,306,615; gross unrealized depreciation--$15,983,158).
For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 1999, of approximately $1,698,000 which expires in 2007. In addition, the Fund will elect to treat net capital losses of approximately $2,225,000 incurred in the two month period ended December 31, 1998 as having been incurred in the following fiscal year. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has 2.5 billion shares of $0.0001 par value common stock authorized; 1 billion shares for Class A and 500 million shares each for Class B, Class C and Class Z.
Transactions in shares of common stock were as follows:

Class A                             Shares           Amount
------------------------------   ------------    ---------------
May 5, 1998(a) through
  March 31, 1999:
Shares sold...................      5,287,840    $    51,217,401
Shares issued in reinvestment
  of dividends................        223,342          2,028,273
Shares reacquired.............     (1,316,676)       (11,925,521)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversions.................      4,194,506         41,320,153
Shares issued upon conversion
  from Class B................         19,692            174,213
                                 ------------    ---------------
Net increase in shares
  outstanding.................      4,214,198    $    41,494,366
                                 ------------    ---------------
                                 ------------    ---------------
Class B
------------------------------
May 5, 1998(a) through
  March 31, 1999:
Shares sold...................     12,231,118    $   119,622,135
Shares issued in reinvestment
  of dividends................        514,809          4,669,308
Shares reacquired.............     (1,788,582)       (16,165,146)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     10,957,345        108,126,297
Shares reacquired upon
  conversion into Class A.....        (19,692)          (174,213)
                                 ------------    ---------------
Net increase in shares
  outstanding.................     10,937,653    $   107,952,084
                                 ------------    ---------------
                                 ------------    ---------------
Class C
------------------------------
May 5, 1998(a) through
  March 31, 1999:
Shares sold...................      2,556,202    $    24,882,076
Shares issued in reinvestment
  of
  dividends...................         98,953            898,112
Shares reacquired.............       (496,709)        (4,436,511)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,158,446    $    21,343,677
                                 ------------    ---------------
                                 ------------    ---------------
Class Z
------------------------------
May 5, 1998(a) through
  March 31, 1999:
Shares sold...................        452,123    $     4,287,269
Shares issued in reinvestment
  of dividends................         18,552            167,813
Shares reacquired.............       (235,906)        (2,159,915)
                                 ------------    ---------------
Net increase in shares
  outstanding.................        234,769    $     2,295,167
                                 ------------    ---------------
                                 ------------    ---------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------

                                         PRUDENTIAL HIGH YIELD
Financial Highlights                     TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class A            Class B            Class C
                                                                 --------------     --------------     --------------
                                                                 May 5, 1998(a)     May 5, 1998(a)     May 5, 1998(a)
                                                                    Through            Through            Through
                                                                   March 31,          March 31,          March 31,
                                                                      1999               1999               1999
                                                                 --------------     --------------     --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $  10.00           $  10.00           $  10.00
                                                                      ------             ------             ------
Income from investment operations
Net investment income(d).....................................           0.79               0.74               0.74
Net realized and unrealized loss on investments..............          (1.08)             (1.08)             (1.08)
                                                                      ------             ------             ------
   Total from investment operations..........................          (0.29)             (0.34)             (0.34)
                                                                      ------             ------             ------
Less distributions
Dividends from net investment income.........................          (0.79)             (0.74)             (0.74)
Distributions in excess of net investment income.............          (0.01)             (0.01)             (0.01)
                                                                      ------             ------             ------
      Total distributions....................................          (0.80)             (0.75)             (0.75)
                                                                      ------             ------             ------
Net asset value, end of period...............................       $   8.91           $   8.91           $   8.91
                                                                      ------             ------             ------
                                                                      ------             ------             ------
TOTAL RETURN(b)..............................................          (2.97)%            (3.45)%            (3.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $ 37,558           $ 97,454           $ 19,249
Average net assets (000).....................................       $ 35,147           $ 92,201           $ 18,089
Ratios to average net assets:
   Expenses, including distribution fees(c)(d)...............           1.06%              1.64%              1.64%
   Expenses, excluding distribution fees(c)(d)...............           0.89%              0.89%              0.89%
   Net investment income(c)(d)...............................           9.52%              8.97%              8.96%
For Classes A, B, C and Z shares:
   Portfolio turnover rate...................................             97%
                                                                  Class Z
                                                               --------------
                                                               May 5, 1998(a)
                                                                  Through
                                                                 March 31,
                                                                    1999
                                                               --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $10.00
                                                                    -----
Income from investment operations
Net investment income(d).....................................        0.80
Net realized and unrealized loss on investments..............       (1.08)
                                                                    -----
   Total from investment operations..........................       (0.28)
                                                                    -----
Less distributions
Dividends from net investment income.........................       (0.80)
Distributions in excess of net investment income.............       (0.01)
                                                                    -----
      Total distributions....................................       (0.81)
                                                                    -----
Net asset value, end of period...............................      $ 8.91
                                                                    -----
                                                                    -----
TOTAL RETURN(b)..............................................       (2.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................      $2,113
Average net assets (000).....................................      $2,060
Ratios to average net assets:
   Expenses, including distribution fees(c)(d)...............        0.89%
   Expenses, excluding distribution fees(c)(d)...............        0.89%
   Net investment income(c)(d)...............................        9.90%
For Classes A, B, C and Z shares:
   Portfolio turnover rate...................................

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                   PRUDENTIAL HIGH YIELD
Report of Independent Accountants                  TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential High Yield Total Return Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Total Return Fund, Inc. (the 'Fund') at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period May 5, 1998 (commencement of operations) through March 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 20, 1999

                     APPENDIX I--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



                          [NEED CHART DATA PLOTPOINTS]


                      [GRAPHICAL REPRESENTATION OF CHART]



Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high-yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


                                         HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                            '88      '89     '90       '91     '92      '93     '94      '95      '96    '97     '98
     -----------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT
     TREASURY
     BONDS(1)                7.0%    14.4%    8.5%     15.3%   7.2%    10.7%   (3.4)%    18.4%    2.7%   9.6%    10.0%
     -----------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT
     MORTGAGE
     SECURITIES(2)           8.7%    15.4%   10.7%     15.7%   7.0%    6.8%    (1.6)%    16.8%    5.4%   9.5%     7.0%
     -----------------------------------------------------------------------------------------------------------------

     U.S. INVESTMENT GRADE
     CORPORATE
     BONDS(3)                9.2%    14.1%   7.1%      18.5%   8.7%   12.2%    (3.9)%    22.3%   3.3%   10.2%     8.6%
     -----------------------------------------------------------------------------------------------------------------
     U.S.
     HIGH YIELD
     CORPORATE
     BONDS(4)               12.5%     0.8%  (9.6)%     46.2%   15.8%  17.1%    (1.0)%    19.2%   11.4%  12.8%     1.6%
     -----------------------------------------------------------------------------------------------------------------
     WORLD
     GOVERNMENT
     BONDS(5)                2.3%    (3.4)%  15.3%     16.2%    4.8%  15.1%     6.0%     19.6%    4.1%  (4.3%)    5.3%
     =================================================================================================================
     DIFFERENCE BETWEEN
     HIGHEST AND LOWEST
     RETURN PERCENT          10.2    18.8    24.9      30.9   11.0    10.3      9.9       5.5     8.7   17.1      8.4%


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1998. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
(12/31/85 - 12/31/98) (IN U.S. DOLLARS)




                      [GRAPHICAL REPRESENTATION OF CHART]



Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of 9/30/97. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


     This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends.




                       [GRAPHICAL REPRESENTATION OF CHART]



Source: Liper, Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Fund. Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indicies.




                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: 15.8 TRILLION





                       [GRAPHICAL REPRESENTATION OF CHART]



Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)





                       [GRAPHICAL REPRESENTATION OF CHART]



----------

SOURCE: IBBOTSON ASSOCIATES. USED WITH PERMISSION. ALL RIGHTS RESERVED. THE CHART ILLUSTRATES THE HISTORICAL YIELD OF THE LONG-TERM U.S. TREASURY BOND FROM 1926-1998. YIELDS REPRESENT THAT OF AN ANNUALLY RENEWED ONE-BOND PORTFOLIO WITH A REMAINING MATURITY OF APPROXIMATELY 20 YEARS. THIS CHART IS FOR ILLUSTRATIVE PURPOSES AND SHOULD NOT BE CONSTRUED TO REPRESENT THE YIELDS OF ANY PRUDENTIAL MUTUAL FUND.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION

   Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Fund Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.6 million cars and insures approximately 1.2 million homes.

     MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Individual Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

     REAL ESTATE. The Prudential Real Estate Affiliates, is one of the leading real estate residential and commercial brokerage networks in the North America and has more than 37,000 real estate brokers and agents and with over 1,400 offices across the United States.(2)

     HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.(3)

     FINANCIAL SERVICES. The Prudential Bank (FSB), a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of November 30, 1998, Prudential Investments Fund Management LLC was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

----------

(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercater Asset Management L.P. as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1997.

(3) On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna, Inc. for $1 billion.


                                     III-1

     EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     HIGH YIELD FUNDS. Investing in high-yield bonds is a complex and research intensive pursuit. A separate team of high-yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high-yield bonds, which may be considered for purchase.(4) Non-investment grade bonds, also known as junk bonds or high-yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high-yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(5)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects/Financial Advisers(SM) to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(4) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

(5) As of December 31, 1998.


                                     III-2

                             Prudential Mutual Funds

                 ---------------------------------------------

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 23, 1999

          Purchase, Redemption and Pricing of Fund Shares

          The section entitled "Purchase, Redemption and Pricing of Fund Shares" is amended as follows:

               The first five paragraphs under "Reduction and Waiver of Initial Sales Charge--Class A Shares" are amended to read in Their entirety as follows:

               Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

               The following is added after the end of the first paragraph under "Reduction and Waiver of Initial Sales Charge--Class A Shares--Other Waivers":

               Class A shares may also be purchased at NAV by members of the Board of Directors of The Prudential Insurance Company of America.

               Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

               The section entitled "Reduction and Waiver of Initial Sales Charge Class A Shares--Letters of Intent" is amended as follows:

          Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent. All references to "Participant Letters of Intent" are hereby deleted.

          The first two paragraphs under "Waiver of Initial Sales Charge--Class C Shares" are amended to read in their entirety as follows (not applicable to Prudential Government Securities Trust):

          Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

          The first two paragraphs under "Class Z Shares" are amended to read in their entirety as follows (not applicable to Prudential Distressed Securities Fund, Inc.):

          Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

          Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund(s) as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to;

          o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for Its services; or

          o Mutual fund "supermarket" programs, whom The sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

          Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

          Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:

          o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

          o Current and former Directors/Trustees of the Prudential mutual funds (including the Fund/Company); and

          o    Prudential, with an investment of $10 million or more.

     The second and third paragraphs under "Sale of Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares" are amended to read in their entirety as follows (not applicable to Prudential Government Securities Trust):

          The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

          The section entitled "Sale of Shares--Waiver of Contingent Deferred Sales Charge--Class C Shares" is amended to read in its entirety as follows (not applicable to Prudential Government Securities Trust):

          Benefit Plans. The CDSC Will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

          Listed below are the names of the Prudential mutual funds and the date of each Statement of Additional Information (SAI) to which this supplement relates.

     Name of Fund                                           SAI Date
     ------------                                           --------

     Nicholas-Applegate Fund, Inc.                          March 15, 1999
     Prudential Distressed Securities Fund, Inc.            February 5, 1999
     Prudential Diversified Bond Fund, Inc.                 March 2, 1999
     Prudential Emerging Growth Fund, Inc.                  January 14, 1999
     Prudential Equity Fund, Inc.                           March 1, 1999
     Prudential Equity Income Fund                          January 14, 1999

  Name of Fund                                               SAI Date
  ------------                                               --------

  Prudential Global Limited Maturity Fund, Inc.              January 22, 1999
  Prudential Government Income Fund, Inc.                    May 18, 1999
  Prudential High Yield Fund, Inc.                           March 3, 1999
  Prudential High Yield Total Return Fund, Inc.              June 1, 1999
  Prudential Intermediate Global Income Fund, Inc.           March 16, 1999
  Prudential International Bond Fund, Inc.                   March 16, 1999
  Prudential Mid-Cap Value Fund                              April 28, 1999
  Prudential Pacific Growth Fund, Inc.                       February 25, 1999
  Prudential Real Estate Securities Fund                     June 2, 1999
  Prudential Sector Funds, Inc.                              May 20, 1999
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund
  Prudential Small-Cap Quantum Fund, Inc.                    May 27, 1999
  Prudential Structured Maturity Fund, Inc.                  March 1, 1999
  Prudential Tax-Managed Equity Fund                         January 20, 1999
  Prudential World Fund, Inc.                                January 20, 1999
     Global Series
     International Stock Series
  Prudential 20/20 Focus Fund                                April 26, 1999
  The Global Total Return Fund, Inc.                         March 1, 1999

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark. NJ07102-4077

(800) 225-1852
http://www.prudential.com

Prudential Distressed Securities Fund, Inc.

[PICTURE APPEARS HERE]

ANNUAL REPORT
Nov. 30, 1998

   Directors
   Edward D. Beach
   Delayne Dedrick Gold
   Robert F. Gunia
   Douglas H. McCorkindale
   Mendel A. Melzer, CFA
   Thomas T. Mooney
   Stephen P. Munn
   Richard A. Redeker
   Robin B. Smith
   Brian M. Storms
   Louis A. Weil, III
   Clay T. Whitehead

   Officers
   Brian M. Storms, President
   Robert F. Gunia, Vice President
   Grace C. Torres, Treasurer
   Stephen M. Ungerman, Assistant Treasurer
   Marguerite E.H. Morrison, Secretary

   Manager
   Prudential Investments Fund Management LLC
   Gateway Center Three
   100 Mulberry Street
   Newark, NJ 07102-4077

   Investment Adviser
   The Prudential Investment Corporation
   Prudential Plaza
   Newark, NJ 07102-3777

   Distributor
   Prudential Investment Management Services LLC
   Gateway Center Three
   100 Mulberry Street
   Newark, NJ 07102-4077

   Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171

   Transfer Agent
   Prudential Mutual Fund Services LLC
   P.O. Box 15005
   New Brunswick, NJ 08906

   Independent Accountants
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, NY 10036

   Legal Counsel
   Gardner, Carton & Douglas
   Quaker Tower
   321 North Clark Street
   Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

[LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

Prudential Distressed Securities Fund, Inc.


Performance At A Glance.

During the year ended November 30, 1998, investors grew increasingly worried that a global financial crisis might derail the U.S. economic expansion. The financial contagion spread beyond Asia in the summer, sparking a dramatic sell-off in stocks and riskier bonds. Prices of some securities began to rebound in mid-October after the Federal Reserve took steps to protect U.S. economic growth. But the Prudential Distressed Securities Fund held lower-quality, high-yield bonds and small-company stocks whose prices did not recover. Losses on these positions caused the Fund to post negative returns for the fiscal year, while the average capital appreciation fund, as measured by Lipper, Inc., appreciated in value.


--------------------------------------------------------------------------------
                                                   One                Since
                                                   Year            Inception/2/
                 ---------------------------------------------------------------
Cumulative         Class A                  -13.19%(-16.12%)      8.92%(1.00%)
Total
Returns/1/         Class B                  -13.90 (-16.81)       6.74(-2.97)
As of 11/30/98
                   Class C                  -13.90 (-16.81)       6.74(-2.97)

                   Lipper Capital
                   Appreciation Fund Avg./3/  8.48               39.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  One                Since
                                                  Year            Inception/2/
                 ---------------------------------------------------------------
Average            Class A                  -19.62%(-22.54%)      0.54%(-3.25%)
Annual
Total              Class B                  -21.11 (-24.15)       0.58 (-3.33)
Returns/1/
As of 12/31/98     Class C                  -17.94 (-20.95)       1.28 (-2.54)
--------------------------------------------------------------------------------

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

/2/ Inception date: Class A, B, and C, 3/26/96.

/3/ Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Capital Appreciation Fund category.


                           [BAR CHART APPEARS HERE]


                           How Investments Compared.
                               (As of 11/30/98)


Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

George Edwards and Paul Price, Fund Managers

Portfolio            [PICTURES OF GEORGE EDWARDS AND PAUL PRICE APPEAR HERE]

Managers'

Report


A Volatile Year

For investors in distressed securities, the fiscal year proved highly volatile. The Fund produced positive double-digit returns for the first half of the year, but the tide turned in the second half as a deepening global financial crisis prompted investors to sell riskier assets and purchase "safe haven" securities such as U.S. Treasuries.

The Prudential Distressed Securities Fund seeks capital appreciation by investing in stocks and bonds of companies with operational or financial difficulties. Some of these companies may be in default or bankruptcy. The Fund will purchase securities that we believe are undervalued or temporarily out of favor relative to the long-term appreciation we expect. Investment in these types of securities may be considered speculative. As a result, the Fund will assume greater risk than other Prudential mutual funds. There can be no assurance that the Fund will achieve its investment objective.


Market Perspective.
--------------------------------------------------------------------------------
For investors in distressed securities, the fiscal year first presented golden opportunities, then daunting challenges. The U.S. economy grew rapidly in the final months of 1997 and picked up speed in the first quarter of 1998. Heavy spending by consumers on goods and services and by corporations building up their inventories powered economic growth, while declining prices for oil and other commodities kept inflation in check.

Under these nearly ideal economic conditions, investors drove prices of the lowest-quality bonds and small- capitalization stocks higher in the first half of 1998. However, investor sentiment shifted at midyear. Small-caps fell out of favor in late spring, and there were few buyers for many of these stocks.

By summer, investors were growing increasingly worried that the financial crisis in Asia would spread to other regions, including the United States. Their worst fears seemed to come true in August as the financial whirlwind slammed into Russia, causing that nation's government to effectively devalue its currency and default on some of its ruble-denominated debt securities. The Russian debacle gave rise to speculation that Brazil was next in line. In late summer, investors began to dump riskier assets and purchase U.S. Treasuries and the government securities of Western European nations for their relative safety. Many hedge funds that actively participate in the domestic distressed securities market suffered sharp losses.

In response to these volatile market conditions, the Federal Reserve moved aggressively. It cut the Federal funds rate (what banks charge each other for overnight loans) by a quarter percentage point on September 29, October 15, and November 17, leaving the key short-term rate at 4.75%.

The Fed's decisive actions reassured investors that the U.S. economic expansion would remain on track. As a result, many buyers returned to the financial markets, focusing on large-company stocks and growth equities. In the fixed-income market, the spread, or difference between yields, on investment-grade corporate bonds and Treasuries shrank. However, spreads on junk bonds remained at historically high levels. Furthermore, the strong recovery in the prices of better-quality bonds and large-company stocks did not occur in small-cap value stocks or distressed bonds.

       Comparing A $10,000 Investment.                    Prudential  Distressed
       ------------------------------
                                                          Securities Fund, Inc.
       Prudential Distressed Securities Fund, Inc. vs.
       the Lehman Brothers High Yield Bond Index       -- Lehman Brothers
                                                          High Yield Bond Index

   Average Annual Total                      [CHART APPEARS HERE]
    Returns - Class A
 -----------------------
  With Sales Load
  1.28% Since Inception (-2.26%)
  -17.53% for One Year (-20.32%)

  Without Sales Load                                                    $12,554
  3.24% Since Inception (0.37%)
  -13.19% for One Year (-16.12%)                                        $10,348
                                         3/26/96               11/30/98
--------------------------------------------------------------------------------
  Average Annual Total                       [CHART APPEARS HERE]
    Returns - Class B
-----------------------
  With Sales Load
  1.38% Since Inception (-2.27%)
  -18.90% for One Year (-21.81%)

  Without Sales Load                                                     $12,554
  2.46% Since Inception (-1.12%)
  -13.90% for One Year (-16.81%)                                         $10,374

                                         3/26/96               11/30/98
--------------------------------------------------------------------------------
 Average Annual Total                        [CHART APPEARS HERE]
   Returns - Class C
----------------------
  With Sales Load
  2.08% Since Inception (-1.49%)
  -15.76% for One Year (-18.64%)

  Without Sales Load                                                     $12,554
  2.08% Since Inception (-1.12%)
  -13.90% for One Year (-16.81%)                                         $10,568

                                         3/26/96               11/30/98
--------------------------------------------------------------------------------
Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Distressed Securities Fund, Inc. (Class A, B, and C shares) with a similar investment in the Lehman Brothers High Yield Bond Index by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of each fiscal year (November 30), as measured on a quarterly basis, beginning in 1996 for Class A, B, and C shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on November 30, 1998; (c) beginning November 2, 1998, Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months; (d) all recurring fees (including management fees) were deducted; and
(e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Lehman Brothers High Yield Bond Index is a weighted index that covers the universe of fixed-rate, noninvestment-grade debt. The securities must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. The Lehman Brothers High Yield Bond Index is an unmanaged index and the total returns include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities held in the Index may differ substantially from those held by the Fund. This index is not the only one that may be used to characterize performance of equity and/or bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

What Went Well
--------------------------------------------------------------------------------

A Good First Half.

The Fund produced double-digit returns for the first half of the fiscal year by focusing on later- stage distressed securities, which are bonds and stocks of corporations that announced plans to file for bankruptcy restructuring. Investing at a later stage of the reorganization process allowed us to judge more accurately a company's business prospects and financial standing. Among our good picks were Casino Magic bonds, which rallied following news of a planned merger with Hollywood Park, a gaming and entertainment holding company. We sold our position at a considerable profit in the spring.

Five Largest Issuers.

6.4%  Waste Systems
      International, Inc.
      Waste Management

5.7%  The Grand Union Co.
      Retail

5.3%  Dr. Pepper Bottling
      Holdings, Inc.
      Beverages

4.2%  Firearms Training
      Systems, Inc.
      Interactive Software

3.8%  Anker Coal Group, Inc.
      Mining.

Expressed as a percentage of net assets as of 11/30/98.

And Not So Well.
--------------------------------------------------------------------------------

Then A Difficult Finish.

After global financial markets went into a tailspin in August, investors showed a strong preference for large-company stocks along with government securities. Of course this "flight-to-quality" trend hurt the performance of portfolios (including the Fund) that invested in lower-quality securities.

To add insult to injury, the Fund has exposure to extremely speculative debt securities whose prices typically recover very slowly after a sharp sell-off. For example, 17% of the Fund's total investments were in high-yield (junk) bonds rated Ca or lower as of November 30, 1998. Bonds of comparable credit quality returned a negative 16.12% for the fiscal year, based on the Lehman Brothers High Yield Bond Index.

Similarly, the Russell 2000 Index, which tracks small-company stocks, declined more than 6.62% for the 12-month period. Although prices of small-caps began to rebound late in the fiscal year, they did not erase the dramatic losses of the summer. This poor performance hurt Fund returns as small-caps comprised roughly 50% of net assets as of November 30, 1998.

[PIE CHART APPEARS HERE]

Looking Ahead.
--------------------------------------------------------------------------------

We believe some of the bonds in the distressed securities market that are trading at prices sharply below their maturity values represent good buying opportunities. Therefore, we plan to shift more of the Fund's holdings out of stocks into bonds.
--------------------------------------------------------------------------------

President's Letter                                             January 26, 1999
--------------------------------------------------------------------------------


[PICTURE APPEARS HERE]

Dear Shareholder:

Many major market indexes ended 1998 on the upswing -- posting an unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

What We Can Learn From '98

The volatility of 1998 underscores points all investors should keep in mind:
Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor. Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

/s/ Brian M. Storms
Brian M. Storms
President

--------------------------------------------------------------------------------

Portfolio of Investments as of                 PRUDENTIAL DISTRESSED SECURITIES
November 30, 1998                              FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares         Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.9%
COMMON STOCKS(c)--42.8%
------------------------------------------------------------
Aerospace--3.6%
      25,000   Ladish Company, Inc.                   $    250,000
------------------------------------------------------------
Beverages--5.4%
      12,500   Dr. Pepper Bottling Holdings, Inc.          375,000
------------------------------------------------------------
Building & Related Industries--1.1%
       4,750   EMCOR Group, Inc.                            77,781
------------------------------------------------------------
Casinos--2.2%
      30,000   Alliance Gaming Corp.                        76,875
      20,357   Isle of Capri Casinos, Inc.                  66,160
       2,000   Nevada Gold & Casinos, Inc.                   9,750
                                                      ------------
                                                           152,785
------------------------------------------------------------
Consumer Goods & Services--4.4%
       1,400   Coinstar, Inc.                                8,925
     122,000   Firearms Training Systems, Inc.             297,375
                                                      ------------
                                                           306,300
------------------------------------------------------------
Electronics--2.2%
      50,000   Electronic Retailing Systems
                 International, Inc.                       150,000
------------------------------------------------------------
Energy--3.2%
      29,000   Baycorp Holdings, Ltd.                      137,750
      28,675   Grant Geophysical, Inc.                      86,025
                                                      ------------
                                                           223,775
Food Serving - Fast Foods
          50   AmeriKing, Inc.                        $      2,000
------------------------------------------------------------
Health Services--1.6%
      60,000   Unilab Corp.                                108,750
------------------------------------------------------------
Media--0.9%
       8,400   Paxson Communications Corp.                  60,900
------------------------------------------------------------
Retail--10.4%
       6,642   Edison Building LLC(b)
                 (cost $13,555; purchased 4/30/97)               1
      32,751   Grand Union Co.                             403,247
       5,000   Homeland Holding Corp.                       18,125
       7,000   Musicland Stores Corp.                      118,563
      23,750   Samuels Jewelers, Inc.                      115,781
      50,839   Today's Man, Inc.                            71,492
                                                      ------------
                                                           727,209
------------------------------------------------------------
Telecommunications--1.1%
         250   Jordan Telecommunications Products           50,000
       5,000   PageMart Wireless, Inc., Class A             30,000
         115   Scott Cable Communications, Inc.                  0
                                                      ------------
                                                            80,000
------------------------------------------------------------
Textiles & Apparel--0.2%
      13,304   Forstmann & Co., Inc.                        14,135
------------------------------------------------------------
Waste Management--6.5%
      78,260   Waste Systems International, Inc.           449,995
                                                      ------------
               Total common stocks
                 (cost $3,301,298)                       2,978,630
                                                      ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of                 PRUDENTIAL DISTRESSED SECURITIES
November 30, 1998                              FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares         Description                          Value (Note 1)
------------------------------------------------------------
PREFERRED STOCKS--4.0%
------------------------------------------------------------
Metals--0.1%
       2,000   Geneva Steel Co.,(c)
                 Conv. Exch.,14.00%, Ser. B           $      6,000
------------------------------------------------------------
Telecommunications--3.9%
         250   Jordan Telecommunication
                 Products,(c)
                 Conv. Exch., 13.25%, Ser. B               250,000
         500   NEXTLINK Communications, Inc.
                 Conv. Exch., 6.50%                         22,000
                                                      ------------
                                                           272,000
                                                      ------------
               Total preferred stocks
                 (cost $464,500)                           278,000
                                                      ------------
WARRANTS(c)
   Units
------------
------------------------------------------------------------
Building & Related Industries
         960   ICF Kaiser International, Inc.,
                 expiring 12/31/98                               0
------------------------------------------------------------
Casinos
       2,968   Isle of Capri Casinos, Inc.,
                 expiring 3/5/01                               149
------------------------------------------------------------
Communications
          50   ICO Global Communications, Inc.,
                 expiring 8/1/05                                 0
------------------------------------------------------------
Recreation
         250   TVN Entertainment Corp.,
                 expiring 8/1/08                                 0
------------------------------------------------------------
Telecommunications
         500   People's Choice TV Corp.,
                 expiring 6/1/00                                 0
                                                      ------------
               Total warrants
                 (cost $0)                                     149
                                                      ------------


Portfolio of Investments as of                 PRUDENTIAL DISTRESSED SECURITIES
November 30, 1998                              FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)      Description               Value (Note 1)
------------------------------------------------------------
CORPORATE BONDS--52.3%
------------------------------------------------------------
Air Transportation--1.1%
Caa2          $   100     Canadian Airlines Corp.,
                           Sr. Notes,
                           12.25%, 8/1/06                 $   75,000
------------------------------------------------------------
Building & Related Industries--13.4%
B2                250     Clean Harbors, Inc.,(b)
                           Sr. Notes,
                           12.50%, 5/15/01
                           (cost $225,079; purchased
                           6/24/96)                          212,500
Caa               300     DeGeorge Home Alliance,
                           Inc.,(b)
                           Sr. Notes,
                           12.00%, 4/1/01
                           (cost $264,009; purchased
                           2/3/97)                           240,000
Caa1              225     Hechinger Co.,
                           Sr Notes,
                           6.95%, 10/15/03                   146,250
B3                250     ICF Kaiser International,
                           Inc.,
                           Sr. Sub. Notes,
                           13.00%, 12/31/03                  117,500
B3                250     The Presley Companies,
                           Sr. Notes,
                           12.50%, 7/1/01                    218,750
                                                          ----------
                                                             935,000
------------------------------------------------------------
Casinos--3.4%
Caa               250     Santa Fe Hotel, Inc.,
                           First Mortgage Notes,
                           11.00%, 12/15/00                  240,000
------------------------------------------------------------
Communications--0.5%
B3                 50     ICO Global Communications
                           Holdings,
                           Sr. Notes,
                           15.00%, 8/1/05                     38,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                                                  PRUDENTIAL

Portfolio of Investments as of                 PRUDENTIAL DISTRESSED SECURITIES
November 30, 1998                              FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)      Description               Value (Note 1)
------------------------------------------------------------
Consumer Goods--2.4%
B3            $   200     Syratech Corp.,(b)
                           Sr. Notes,
                           11.00%, 4/15/07
                           (cost $175,083; purchased
                           3/20/98)                       $  165,000
------------------------------------------------------------
Consumer Goods & Services--5.0%
NR                 50     Coinstar, Inc.,
                           Sr. Disc. Notes,
                           Zero Coupon (until 10/1/99),
                           13.00%, 10/1/06                    41,500
Caa2              300     Color Spot Nurseries,
                           Sr. Sub. Notes,
                           10.50%, 12/15/07                  180,000
B3                340(d)  Grupo Azucarero Mexico S.A.,
                           Sr. Notes (Mexico),
                           11.50%, 1/15/05                   125,800
                                                          ----------
                                                             347,300
------------------------------------------------------------
Food & Beverage--1.1%
Ca                250     Specialty Foods Acquisition
                           Corp.,
                           Sr. Sec'd. Disc. Deb., Ser.
                           B
                           Zero Coupon (until 8/15/99),
                           13.00%, 8/15/05                    10,000
Caa               150     Sr. Sub. Notes, Ser. B
                           11.25%, 8/15/03                    63,750
                                                          ----------
                                                              73,750
------------------------------------------------------------
Health Care--3.2%
B2                250     Sun Healthcare Group, Inc.,
                           Sr. Sub. Notes,
                           9.50%, 7/1/07                     221,250
------------------------------------------------------------
Mining--3.9%
B3                500     Anker Coal Group, Inc.,
                           Sr. Notes,
                           9.75%, 10/1/07                    270,000
Packaging--3.2%
NR            $   284     Packaging Resources, Inc.,
                           Sr. Notes,
                           13.00%, 6/30/03                $  221,174
------------------------------------------------------------
Recreation--3.0%
NR                250     TVN Entertainment Corp.,
                           Sr. Notes,
                           14.00%, 8/1/08                    212,500
------------------------------------------------------------
Retail--4.1%
NR                 77     Edison Brothers Stores
                           Inc.(a)
                           Sr. Notes,
                           11.00%, 9/26/07                    30,800
B1                250     Speedy Muffler King, Inc.,(b)
                           Sr. Notes,
                           10.875%, 10/1/06
                           (cost $221,074; purchased
                           5/22/98)                          255,000
                                                          ----------
                                                             285,800
------------------------------------------------------------
Telecommunications--3.5%
Ca                500     People's Choice TV Corp.,
                           Sr. Disc. Notes,
                           Zero Coupon (until 6/1/00),
                           13.125%, 6/1/04                   105,000
                          Scott Cable Communications,
                           Inc.,
NR                 18     Jr. Sub. PIK Notes,
                           16%, 7/18/02                        3,624
NR                115     15%, 3/18/02                       133,630
                                                          ----------
                                                             242,254
------------------------------------------------------------
Trucking & Shipping--1.7%
B3                250     TRISM, Inc.,
                           Sr. Sub. Notes,
                           10.75%, 12/15/00                  117,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of                 PRUDENTIAL DISTRESSED SECURITIES
November 30, 1998                              FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)      Description               Value (Note 1)
------------------------------------------------------------
Utilities--2.8%
Caa           $   250     Empire Gas Corp.,
                           Sr. Sec'd. Notes,
                           7.00% (until 7/15/99),
                           12.875%, 7/15/04               $  195,000
                                                          ----------
                          Total corporate bonds
                           (cost $4,280,080)               3,640,028
                                                          ----------
TRADE CLAIMS--0.8%
------------------------------------------------------------
Retail
NR                284     Montgomery Ward Trade
                           Claim(c),
                           expires 1/1/49
                           (cost $99,312)                     53,912
                                                          ----------
------------------------------------------------------------
Total Investments--99.9%
                          (cost $8,145,190; Note 4)        6,950,719
                          Other assets in excess of
                           liabilities--0.1%                   8,093
                                                          ----------
                          Net Assets--100%                $6,958,812
                                                          ==========

---------------
(a) Represents issuer in default on interest payments; non-income producing security.
(b) Indicates a restricted security; the aggregate cost of such securities is $898,800. The aggregate value ($872,501) is approximately 12.4% of net assets.
(c) Non-income producing securities.
(d) US$ Denominated Foreign Bond.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                          PRUDENTIAL DISTRESSED SECURITIES
Statement of Assets and Liabilities       FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1998
Investments, at value (cost $8,145,190).................................................................         $ 6,950,719
Interest receivable.....................................................................................             149,186
Receivable for investments sold.........................................................................              99,437
Deferred expenses and other assets......................................................................              36,286
Due from Manager........................................................................................              24,885
                                                                                                              -----------------
   Total assets.........................................................................................           7,260,513
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................             116,988
Accrued expenses........................................................................................              74,116
Bank overdraft..........................................................................................              69,723
Payable for Fund shares reacquired......................................................................              36,684
Distribution fee payable................................................................................               4,190
                                                                                                              -----------------
   Total liabilities....................................................................................             301,701
                                                                                                              -----------------
Net Assets..............................................................................................         $ 6,958,812
                                                                                                              =================
Net assets were comprised of:
   Common stock, at par.................................................................................         $       601
   Paid-in capital in excess of par.....................................................................           8,075,393
                                                                                                              -----------------
                                                                                                                   8,075,994
   Accumulated net realized gain on investments.........................................................              77,289
   Net unrealized depreciation on investments...........................................................          (1,194,471)
                                                                                                              -----------------
Net assets, November 30, 1998...........................................................................         $ 6,958,812
                                                                                                              =================

Class A:
   Net asset value and redemption price per share
      ($2,629,125 / 227,198 shares of common stock issued and outstanding)..............................              $11.57
   Maximum sales charge (5% of offering price)..........................................................                 .61
                                                                                                              -----------------
   Maximum offering price to public.....................................................................              $12.18
                                                                                                              =================
Class B:
   Net asset value, offering price and redemption price per share
      ($3,476,978 / 300,272 shares of common stock issued and outstanding)..............................              $11.58
                                                                                                              =================
Class C:
   Net asset value, and redemption price per share
      ($852,709 / 73,679 shares of common stock issued and outstanding).................................              $11.57
   Sales charge (1% of offering price)..................................................................                 .12
                                                                                                              -----------------
   Offering price to public.............................................................................              $11.69
                                                                                                              =================

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Operations

                                               Year Ended
Net Investment Income                       November 30, 1998
Income
   Interest..............................      $   595,794
   Dividends.............................           14,200
                                            -----------------
                                                   609,994
                                            -----------------
Expenses
   Management fee........................           64,913
   Distribution fee--Class A.............            6,957
   Distribution fee--Class B.............           48,617
   Distribution fee--Class C.............           10,106
   Custodian's fees and expenses.........           95,000
   Registration fees.....................           33,000
   Legal fees and expenses...............           32,000
   Reports to shareholders...............           30,000
   Amortization of deferred
      organizational.....................           21,663
   Audit fees and expenses...............           20,000
   Directors' fees and expenses..........           11,000
   Transfer agent's fees and expenses....            8,500
   Miscellaneous.........................            3,661
                                            -----------------
      Total expenses.....................          385,417
   Less: expense reimbursement (Note
      2).................................         (233,158)
                                            -----------------
      Net expenses.......................          152,259
                                            -----------------
Net investment income....................          457,735
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions..........................          291,504
Net change in unrealized
   appreciation/depreciation of
   investments...........................       (2,167,375)
                                            -----------------
Net loss on investments..................       (1,875,871)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................      $(1,418,136)
                                            =================


PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended November 30,
in Net Assets                        1998                 1997
Operations
   Net investment income.....     $   457,735          $   258,664
   Net realized gain on
      investments............         291,504              465,952
   Net change in unrealized
    appreciation/depreciation
      of investments.........      (2,167,375)           1,413,109
                               -----------------    -----------------
   Net increase (decrease) in
      net assets resulting
      from operations........      (1,418,136)           2,137,725
                               -----------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
   Class A...................        (254,266)             (90,663)
   Class B...................        (376,002)            (108,026)
   Class C...................         (81,439)             (29,623)
                               -----------------    -----------------
                                     (711,707)            (228,312)
                               -----------------    -----------------
Distributions in excess of
   net investment income
   Class A...................         (43,045)            --
   Class B...................         (63,654)            --
   Class C...................         (13,787)            --
                               -----------------    -----------------
                                     (120,486)            --
                               -----------------    -----------------
Distributions from net
   realized gains
   Class A...................         (26,850)            --
   Class B...................         (59,158)            --
   Class C...................         (11,798)            --
                               -----------------    -----------------
                                      (97,806)            --
                               -----------------    -----------------
Fund share transactions (net
   of share conversions)
   (Note 5)
   Net proceeds from shares
      sold...................       3,402,960              909,156
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........         832,629              216,983
   Cost of shares
      reacquired.............      (2,764,519)          (5,475,625)
                               -----------------    -----------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....       1,471,070           (4,349,486)
                               -----------------    -----------------
Total increase (decrease)....        (877,065)          (2,440,073)
Net Assets
Beginning of year............       7,835,877           10,275,950
                               -----------------    -----------------
End of year(a)...............     $ 6,958,812          $ 7,835,877
                               =================    =================

---------------
(a) Includes undistributed
    net investment income
    of........................     $        --          $   253,972
                               =================    =================

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                     PRUDENTIAL DISTRESSED SECURITIES
Notes to Financial Statements        FUND, INC.
--------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end management company. The Fund was incorporated in Maryland on November 30, 1995. The Fund had no significant operations other than the issuance of 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C common stock for $100,000 on February 8, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on March 26, 1996.
The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers). Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Investment in such securities may be considered speculative and may present potential for substantial loss.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market are valued by an independent pricing service. Convertible debt securities that are traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Debt and equity securities issued in private placements shall be valued at the bid prices provided by primary market dealers. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at November 30, 1998 include registration rights under which the Fund may demand registration by the issuer.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
                                       9

                                           PRUDENTIAL DISTRESSED SECURITIES
Notes to Financial Statements              FUND, INC.
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Costs: The Fund incurred approximately $82,000 in connection with the organization of the Fund. These costs were deferred and are being amortized over a period of 60 months ending March 2001.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gains on investments by $213,880, increase undistributed net investment income by $120,486 and increase paid-in capital in excess of par by $93,394. This is a result of a reclassification of distributions. Net investment income, net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI'); PI furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PIFM for its reasonable cost and expenses incurred providing such services. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.
PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 1.25%, 2.00% and 2.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively, on an annualized basis. For the year ended November 30, 1998, such reimbursements amounted to $233,158 (2.69% of average net assets; $.38 per share for Class A, B and C shares).
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B and Class C shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset values of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares for the year ended November, 30, 1998.
PSI and PIMS have advised the Fund that they have received approximately $22,000 in front-end sales charges resulting from sales of Class A and after November 2, 1998 Class C shares for the year ended November 30, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS have advised the Fund that for the year ended November 30, 1998, they received approximately $22,600 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.
PIFM, PIC, PIMS and PSI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement for the year ended November 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1998 the Fund incurred fees of approximately $4,600 for the services of PMFS. As of November 30, 1998, approximately $400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       10

                                          PRUDENTIAL DISTRESSED SECURITIES
Notes to Financial Statements             FUND, INC.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 1998 were $16,362,654 and $15,042,920, respectively.
The federal income tax basis of the Fund's investments at November 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $1,194,471 (gross unrealized appreciation--$821,195; gross unrealized depreciation--$2,015,666).
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
On August 26, 1998, the Board of Directors of the Fund approved an amendment to the Fund's Articles of Incorporation creating Class Z shares. There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which each consist of 500 million authorized shares. At November 30, 1998, there were no Class Z shares issued. Of the 601,149 shares of common stock issued and outstanding at November 30, 1998, Prudential owned 20,726.
Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1998:
Shares sold..........................    142,139    $ 2,290,931
Shares issued in reinvestment of
  dividends
  and distributions..................     22,081        277,784
Shares reacquired....................    (68,517)      (956,778)
                                        --------    -----------
Net increase in shares outstanding
  before conversion..................     95,703      1,611,937
Shares issued upon conversion from
  Class B............................      1,381         21,582
                                        --------    -----------
Net increase in shares outstanding...     97,084    $ 1,633,519
                                        ========    ===========
Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1997:
Shares sold..........................     28,654    $   390,626
Shares issued in reinvestment of
  dividends..........................      7,185         84,009
Shares reacquired....................   (193,700)    (2,363,624)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (157,861)    (1,888,989)
Shares issued upon conversion from
  Class B............................        715          9,982
                                        --------    -----------
Net decrease in shares outstanding...   (157,146)   $(1,879,007)
                                        ========    ===========

Class B
-------------------------------------
Year ended November 30, 1998:
Shares sold..........................     45,545    $   706,611
Shares issued in reinvestment of
  dividends
  and distributions..................     35,420        464,104
Shares reacquired....................   (110,916)    (1,612,703)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................    (29,951)      (441,988)
Shares reacquired upon conversion
  into Class A.......................     (1,383)       (21,582)
                                        --------    -----------
Net decrease in shares outstanding...    (31,334)   $  (463,570)
                                        ========    ===========

Year ended November 30, 1997:
Shares sold..........................     16,501    $   214,769
Shares issued in reinvestment of
  dividends..........................      8,896        104,821
Shares reacquired....................   (150,167)    (1,863,184)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (124,770)    (1,543,594)
Shares reacquired upon conversion
  into Class A.......................       (715)        (9,982)
                                        --------    -----------
Net decrease in shares outstanding...   (125,485)   $(1,553,576)
                                        ========    ===========

Class C
-------------------------------------
Year ended November 30, 1998:
Shares sold..........................     26,451    $   405,418
Shares issued in reinvestment of
  dividends
  and distributions..................      7,033         90,741
Shares reacquired....................    (14,583)      (195,038)
                                        --------    -----------
Net increase in shares outstanding...     18,901    $   301,121
                                        ========    ===========

Year ended November 30, 1997:
Shares sold..........................     23,901    $   303,761
Shares issued in reinvestment of
  dividends..........................      2,403         28,153
Shares reacquired....................    (97,442)    (1,248,817)
                                        --------    -----------
Net decrease in shares outstanding...    (71,138)   $  (916,903)
                                        ========    ===========


From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders may have an impact on the fund and the portfolio.
--------------------------------------------------------------------------------
                                       11

                                          PRUDENTIAL DISTRESSED SECURITIES
Financial Highlights                      FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                             --------------------------------------------
                                                                                                              March 26,
                                                                                                               1996(d)
                                                                              Year Ended November 30,          Through
                                                                             -------------------------       November 30,
                                                                             1998(e)         1997(e)             1996
                                                                             --------       ----------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................      $15.19         $  11.85          $  12.50
                                                                             --------       ----------           ------
Income from investment operations
Net investment income(a)................................................         .87              .49               .25
Net realized and unrealized gain (loss) on investment transactions......       (2.69)            3.23              (.90)
                                                                             --------       ----------           ------
   Total from investment operations.....................................       (1.82)            3.72              (.65)
                                                                             --------       ----------           ------
Less distributions
Dividends from net investment income....................................       (1.39)            (.38)               --
Distributions in excess of net investment income........................        (.24)              --                --
Distributions from net realized gains...................................        (.17)              --                --
                                                                             --------       ----------           ------
   Total distributions..................................................       (1.80)            (.38)               --
                                                                             --------       ----------           ------
Net asset value, end of period..........................................      $11.57         $  15.19          $  11.85
                                                                             ========       ==========           ======
TOTAL RETURN(b):........................................................      (13.19)%          32.35%            (5.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........................................      $2,629         $  1,976          $  3,404
Average net assets (000)................................................      $2,783         $  2,167          $  4,391
Ratios to average net assets(a):
   Expenses, including distribution fees................................        1.25%            2.04%             2.76%(c)
   Expenses, excluding distribution fees................................        1.00%            1.79%             2.51%(c)
   Net investment income................................................        5.80%            3.73%             2.37%(c)
For Class A, B and C shares:
   Portfolio turnover rate..............................................         188%             175%               61%

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                            PRUDENTIAL DISTRESSED SECURITIES
Financial Highlights                        FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                             --------------------------------------------
                                                                                                              March 26,
                                                                                                               1996(d)
                                                                              Year Ended November 30,          Through
                                                                             -------------------------       November 30,
                                                                              1998(e)         1997(e)            1996
                                                                             ----------       --------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................       $15.16          $11.79          $  12.50
                                                                                -----         --------           ------
Income from investment operations
Net investment income(a)................................................          .76             .39               .16
Net realized and unrealized gain (loss) on investment transactions......        (2.69)           3.24              (.87)
                                                                                -----         --------           ------
   Total from investment operations.....................................        (1.93)           3.63              (.71)
                                                                                -----         --------           ------
Less distributions
Dividends from net investment income....................................        (1.27)           (.26)               --
Distributions in excess of net investment income........................         (.21)             --                --
Distributions from net realized gains...................................         (.17)             --                --
                                                                                -----         --------           ------
   Total distributions..................................................        (1.65)           (.26)               --
                                                                                -----         --------           ------
Net asset value, end of period..........................................       $11.58          $15.16          $  11.79
                                                                                =====         ========           ======

TOTAL RETURN(b):........................................................       (13.90)%         31.44%            (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........................................       $3,477          $5,029          $  5,387
Average net assets (000)................................................       $4,862          $4,860          $  6,650
Ratios to average net assets(a):
   Expenses, including distribution fees................................         2.00%           2.79%             3.51%(c)
   Expenses, excluding distribution fees................................         1.00%           1.79%             2.51%(c)
   Net investment income................................................         5.05%           2.98%             1.59%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                         PRUDENTIAL DISTRESSED SECURITIES
Financial Highlights                     FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class C
                                                                            ---------------------------------------------
                                                                                                              March 26,
                                                                                                               1996(d)
                                                                             Year Ended November 30,           Through
                                                                            --------------------------       November 30,
                                                                              1998(e)         1997(e)            1996
                                                                            -----------       --------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................................       $ 15.16          $11.79           $12.50
                                                                                -----         --------           -----
Income from investment operations
Net investment income(a)...............................................           .75             .39              .16
Net realized and unrealized gain (loss) on investment transactions.....         (2.69)           3.24             (.87)
                                                                                -----         --------           -----
   Total from investment operations....................................         (1.94)           3.63             (.71)
                                                                                -----         --------           -----
Less distributions
Dividends from net investment income...................................         (1.27)           (.26)              --
Distributions in excess of net investment income.......................          (.21)             --               --
Distributions from net realized gains..................................          (.17)             --               --
                                                                                -----         --------           -----
   Total distributions.................................................         (1.65)           (.26)              --
                                                                                -----         --------           -----
Net asset value, end of period.........................................       $ 11.57          $15.16           $11.79
                                                                                =====         ========           =====

TOTAL RETURN(b):.......................................................        (13.90)%         31.44%           (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................................       $   853          $  831           $1,485
Average net assets (000)...............................................       $ 1,011          $1,100           $1,678
Ratios to average net assets(a):
   Expenses, including distribution fees...............................          2.00%           2.79%            3.51%(c)
   Expenses, excluding distribution fees...............................          1.00%           1.79%            2.51%(c)
   Net investment income...............................................          5.05%           2.98%            1.71%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                            PRUDENTIAL DISTRESSED SECURITIES
Report of Independent Accountants           FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Distressed Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Distressed Securities Fund, Inc. (the 'Fund') at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the period March 26, 1996 through November 30, 1996 were audited by other independent accountants, whose opinion dated January 10, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 25, 1999


--------------------------------------------------------------------------------

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

--------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

--------------------------------------------------------------------------------
Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

--------------------------------------------------------------------------------
Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

                                  Prudential
                                  Distressed
                                  Securities
                                  Fund, Inc.

                                                                    SEMI
                                                                    ANNUAL
                                                                    REPORT
                                                                    May 31, 1999



                                                [LOGO OF PRUDENTIAL INVESTMENTS]


[LOGO OF PRUDENTIAL INVESTMENTS]
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

Prudential Distressed Securities Fund, Inc.

Performance At A Glance

During the six months ended May 31, 1999, concern about a potential economic downturn in the United States declined because the Federal Reserve took steps to protect the economy in the autumn of 1998. As a result, many investors sold conservative securities, such as U.S. Treasuries, and purchased riskier assets that provided higher yields. This trend helped to boost the prices of some bonds held by the Prudential Distressed Securities Fund. However, the Fund suffered losses on some of its small-cap stocks and did not own Internet-related shares that rallied sharply. Fund returns, therefore, significantly trailed the Lipper Average for the six months.

--------------------------------------------------------------------------------------------
          Cumulative
            Total
           Returns1                       Six               One                Since
         As of 5/31/99                   Months             Year             Inception2
--------------------------------------------------------------------------------------------
          Class A                     5.14% (2.02)    -19.64% (-24.13)     14.74% (-4.69)
          Class B                     4.78  (1.67)    -20.28  (-24.75)     12.04  (-6.98)
          Class C                     4.78  (1.67)    -20.28  (-24.75)     12.04  (-6.98)
          Lipper Capital
          Appreciation Fund Avg.3        17.09             17.54              62.82
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
             Average
          Annual Total
             Returns1                               One                    Since
          As of 3/31/99                             Year                 Inception2
--------------------------------------------------------------------------------------------
          Class A                              -27.32% (-30.87%)        0.47% (-4.57)
          Class B                              -29.14   (-32.85         0.77  (-4.40)
          Class C                              -25.90   (-29.57         1.08  (-4.00)
--------------------------------------------------------------------------------------------

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
     (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

/2/  Inception date: Class A, B, and C, 3/26/96.

/3/ Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Capital Appreciation Fund category.

                           [BAR CHART APPEARS HERE]

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Managers' Report

           [PICTURE OF GEORGE EDWARDS AND PAUL PRICE APPEARS HERE]

George Edwards and Paul Price
Fund Managers

Performance Review
The Federal Reserve lent a helping hand

Prior to the beginning of our six-month reporting period on November 30, 1998, the Federal Reserve took decisive steps to prevent a global financial crisis from causing a recession in the United States that could have harmed the fragile world economy. The Fed reduced the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter percentage point three times--on September 29, October 15, and November 17--which left the key rate at 4.75%. Cutting this short-term rate stimulates economic growth by lowering borrowing costs. The rate reductions, therefore, prevented a potential recession and restored liquidity in the financial markets.

Investment Goals and Style

The Prudential Distressed Securities Fund seeks capital appreciation by investing in stocks and bonds of companies with operational or financial difficulties. Some of these companies may be in default or bankruptcy. The Fund will purchase securities that we believe are undervalued or temporarily out of favor despite the long-term appreciation we expect. Investment in these types of securities may be considered speculative. As a result, the Fund will assume greater risk than other Prudential mutual funds. There can be no assurance that the Fund will achieve its investment objective.

Demand for higher-yielding bonds
benefited the Fund

Amid renewed confidence in the U.S. economy, many investors began to sell the most conservative government securities, such as U.S. Treasuries, and purchase corporate bonds, emerging market bonds, and higher-yielding assets. This trend, along with several positive developments in the distressed bond market, helped the Fund's performance during the six-month period.

For example, the Fund owned bonds of People's Choice TV that rallied after Sprint agreed to purchase the wireless cable company. Both Sprint and MCI WorldCom are buying wireless cable operators in order to have a way of providing their customers with local telephone service and quicker Internet access. The Fund also held bonds of Specialty Foods that gained in value following news that the baking company had reached an agreement to sell its subsidiary, H&M Food Systems Company, to IBP, Inc. That transaction was completed in April 1999.

Merger Proposal

The Directors have approved a proposal to merge the Fund into the Prudential High Yield Total Return Fund, which is also managed by George Edwards and Paul Price. The proposal must be approved by shareholders. If approved, the merger is expected to occur in August 1999. The Directors may be asked to consider a liquidation of the Fund if it is subsequently determined that a tax-free reorganization or merger is not desirable.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
John R. Strangfeld
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark St.
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of May 31, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

But small-cap stocks hurt the Fund's performance

Price appreciation in the Fund's bond portfolio was largely offset by sharp declines in the prices of some of its small-cap stocks. Throughout the six months, we maintained a nearly 50-50 split between bonds and stocks. In hindsight, we should have cut back on equities and added more debt securities.

Small companies are typically more vulnerable than larger companies during an economic recession. That is why small-cap stocks sold off sharply during 1998 amid concern that the global financial crisis would cause an economic downturn in the United States. However, their prices began to rebound in earnest during late spring of 1999 as investors, looking for bargains, turned to that sector of the U.S. equity market. The Russell 2000 Index, which tracks small company stocks, rose approximately 11% for the six months. But this trend did not benefit the Fund for two important reasons: the Russell 2000 Index at that time included many Internet-related stocks that rallied strongly, while the Fund held none; and the Fund's small-cap stocks also tend to have smaller market capitalizations than the average company found in the Russell 2000 Index and our benchmark Lipper Average. In addition, our small-cap stocks are generally not followed by Wall Street analysts. These differences worked against the Fund.

Specific events, such as mergers and acquisitions, are usually the catalysts that fuel rallies in the Fund's stocks. For example, Waste Systems Inter-national common stock soared in mid-May after the company's revenues for the first three months of 1999 jumped substantially from the same period a year earlier due to acquisitions. In addition, Waste Systems International announced important acquisitions that the company believes will lead to strong revenue growth in the future. Waste Systems International common stock was the Fund's largest holding, accounting for 11.5% of its net assets as of May 31, 1999. By contrast, the price of Grand Union common stock--the Fund's fourth largest holding--finished the six-month period lower, despite the chain's strong operating performance in fiscal 1999, which ended in early April. Dr. Pepper Bottling Holdings common stock--the Fund's second largest position--finished the period with its price slightly lower.

Credit Quality

Expressed as a percentage of total investments as of 5/31/99

B                                        17%
Caa                                       9
Ca                                        7
Not Rated                                12
Cash Equivalents                          5
Equity                                   50

Five Largest Holdings

Expressed as a percentage of net assets as of 5/31/99

Waste Systems Int'l, Inc.                11.5%
Waste Management
Dr. Pepper Bottling Holdings, Inc.        7.7
Beverages
Jordan Telecommunications                 7.1
Products
Telecommunications
The Grand Union Co.                       6.2
Retail
Anker Coal Group, Inc.                    6.0
Mining

A Message to Our Shareholders                                      June 18, 1999

[PHOTOGRAPH OF JOHN R. STRANGFELD APPEARS HERE]

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.


Sincerely,

/s/ John R. Strangfeld

John R. Strangfeld
President
Prudential Distressed Securities Fund, Inc.

Portfolio of Investments as of            PRUDENTIAL DISTRESSED
May 31, 1999 (Unaudited)                  SECURITIES FUND, INC.
---------------------------------------------------------------
---------------------------------------------------------------

Shares         Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.1%
COMMON STOCKS(a)--42.0%
------------------------------------------------------------
Beverages--7.7%
      12,500   Dr. Pepper Bottling Holdings, Inc.     $    351,563
------------------------------------------------------------
Casinos--3.3%
      20,357   Isle of Capri Casinos, Inc.                 144,407
       2,000   Nevada Gold & Casinos, Inc.                   6,000
                                                      ------------
                                                           150,407
------------------------------------------------------------
Consumer Goods & Services--2.7%
     122,000   Firearms Training Systems, Inc.             122,000
------------------------------------------------------------
Electronics--1.4%
      50,000   Electronic Retailing Systems
                 International, Inc.                        65,625
------------------------------------------------------------
Energy--3.5%
      29,000   Baycorp Holdings, Ltd.                      103,313
      28,675   Grant Geophysical, Inc.                      57,350
                                                      ------------
                                                           160,663
------------------------------------------------------------
Food Serving - Fast Foods
          50   AmeriKing, Inc.                               2,000
------------------------------------------------------------
Health Services--1.9%
      10,000   Columbia Laboratories, Inc.                  87,500
------------------------------------------------------------
Retail--8.6%
      27,751   Grand Union Co.                             284,448
      23,750   Samuels Jewelers, Inc.                      105,390
                                                      ------------
                                                           389,838
------------------------------------------------------------
Telecommunications--1.1%
       2,500   Jordan Telecommunications Products           50,000
Textiles & Apparel--0.3%
      13,304   Forstmann & Co., Inc.                  $     12,473
------------------------------------------------------------
Waste Management--11.5%
      76,760   Waste Systems International, Inc.           522,927
                                                      ------------
               Total common stocks
                 (cost $2,302,097)                       1,914,996
                                                      ------------
------------------------------------------------------------
PREFERRED STOCKS--7.1%
------------------------------------------------------------
Metals
       2,000   Geneva Steel Co.,(a)
                 Conv. Exch., 14.00%, Ser.B                  1,000
------------------------------------------------------------
Telecommunications--7.1%
         315   Jordan Telecommunication Products,
                 Conv. Exch., 13.25%, Ser.B                320,802
                                                      ------------
               Total preferred stocks
                 (cost $507,962)                           321,802
                                                      ------------
WARRANTS(a)
   Units
------------------------------------------------------------
Casinos
       2,968   Isle of Capri Casinos, Inc.,
                 expiring 3/5/01                                30
------------------------------------------------------------
Recreation
         250   TVN Entertainment Corp.,
                 expiring 8/1/08                                 0
                                                      ------------
               Total warrants
                 (cost $0)                                      30
                                                      ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of            PRUDENTIAL DISTRESSED
May 31, 1999 (Unaudited)                  SECURITIES FUND, INC.
---------------------------------------------------------------
---------------------------------------------------------------

             Principal
Moody's      Amount
Rating       (000)        Description                   Value (Note 1)
------------------------------------------------------------
CORPORATE BONDS--42.5%
------------------------------------------------------------
Air Transportation--0.8%
Caa2          $   100     Canadian Airlines Corp.,
                           Sr. Notes,
                           12.25%, 8/1/06                $    38,500
------------------------------------------------------------
Building & Related Industries--13.6%
B2                250     Clean Harbors, Inc.,
                           Sr. Notes,
                           12.50%, 5/15/01                   180,000
Caa               300     DeGeorge Home Alliance,
                           Inc.,
                           Sr. Notes,
                           12.00%, 4/1/01                     60,000
B3                250     ICF Kaiser International,
                           Inc.,
                           Sr. Sub. Notes,
                           13.00%, 12/31/03                  165,000
B3                250     The Presley Companies,
                           Sr. Notes,
                           12.50%, 7/1/01                    215,000
                                                         -----------
                                                             620,000
------------------------------------------------------------
Consumer Goods & Services--2.4%
B3                240     Grupo Azucarero Mexico
                           S.A.,(b)
                           Sr. Notes (Mexico),
                           11.50%, 1/15/05                   108,000
------------------------------------------------------------
Food & Beverage--3.2%
Ca                250     Specialty Foods Acquisition
                           Corp.,
                           Sr. Sec'd. Disc. Deb., Ser.
                           B
                           Zero Coupon (until
                           8/15/99),
                           13.00%, 8/15/05                    30,000
Caa               150     Sr. Sub, Notes, Ser. B
                           11.25%, 8/15/03                   117,000
                                                         -----------
                                                             147,000
Mining--6.0%
Ca            $   500     Anker Coal Group, Inc.,
                           Sr. Notes,
                           9.75%, 10/1/07                $   275,000
------------------------------------------------------------
Packaging--5.9%
NR                302     Packaging Resources, Inc.,
                           Sr. Notes,
                           13.00%, 6/30/03                   268,768
------------------------------------------------------------
Recreation--4.7%
NR                250     TVN Entertainment Corp.,
                           Sr. Notes,
                           14.00%, 8/1/08                    212,500
------------------------------------------------------------
Telecommunications--0.1%
NR                 18     Scott Cable Communications,
                           Inc.,
                           Jr. Sub. PIK Notes,
                           16.00%, 7/18/02                     3,624
------------------------------------------------------------
Trucking & Shipping--1.9%
B3                250     TRISM, Inc.,
                           Sr. Sub. Notes,
                           10.75%, 12/15/00                   85,000
------------------------------------------------------------
Utilities--3.9%
Caa               250     Empire Gas Corp.,
                           Sr. Sec'd. Notes,
                           7.00% (until 7/15/99)
                           12.875%, 7/15/04                  175,625
                                                         -----------
                          Total corporate bonds
                           (cost $2,730,753)               1,934,017
                                                         -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of            PRUDENTIAL DISTRESSED
May 31, 1999 (Unaudited)                  SECURITIES FUND, INC.
---------------------------------------------------------------
---------------------------------------------------------------

             Principal
Moody's      Amount
Rating       (000)        Description                   Value (Note 1)
------------------------------------------------------------
TRADE CLAIMS--1.5%
------------------------------------------------------------
Retail--1.5%
NR            $   284     Montgomery Ward Trade
                           Claim(a),
                           expires 1/1/49
                           (cost $99,312)                $    66,681
                                                         -----------
                          Total long-term investments
                           (cost $5,640,124)               4,237,526
                                                         -----------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.9%
------------------------------------------------------------
REPURCHASE AGREEMENT--4.9%
                  224     Joint Repurchase Agreement
                           Account,
                           4.80%, 6/1/99
                           (cost $224,000; Note 5)           224,000
                                                         -----------
------------------------------------------------------------
Total Investments--98.0%
                          (cost $5,864,124; Note 4)        4,461,526
                          Other assets in excess of
                           liabilities--2.0%                  90,846
                                                         -----------
                          Net Assets--100%               $ 4,552,372
                                                         ===========

---------------
(a) Non-income producing securities.
(b) US$ Denominated Foreign Bond.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities         PRUDENTIAL DISTRESSED
(Unaudited)                                 SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                            May 31, 1999
Investments, at value (cost $5,864,124)......................................................................      $ 4,461,526
Cash.........................................................................................................              988
Interest receivable..........................................................................................           91,213
Due from Manager.............................................................................................           32,918
Deferred expenses and other assets...........................................................................           25,431
                                                                                                                   ------------
   Total assets..............................................................................................        4,612,076
                                                                                                                   ------------
Liabilities
Accrued expenses.............................................................................................           52,127
Payable for Fund shares reacquired...........................................................................            5,000
Distribution fee payable.....................................................................................            2,577
                                                                                                                   ------------
   Total liabilities.........................................................................................           59,704
                                                                                                                   ------------
Net Assets...................................................................................................      $ 4,552,372
                                                                                                                   ============
Net assets were comprised of:
   Common stock, at par......................................................................................      $       398
   Paid-in capital in excess of par..........................................................................        5,763,477
                                                                                                                   ------------
                                                                                                                     5,763,875
   Undistributed net investment income.......................................................................          304,355
   Distribution in excess of net realized gain on investments................................................         (113,260)
   Net unrealized depreciation on investments................................................................       (1,402,598)
                                                                                                                   ------------
Net assets, May 31, 1999.....................................................................................      $ 4,552,372
                                                                                                                   ============
Class A:
   Net asset value and redemption price per share
      ($1,576,889 / 137,599 shares of common stock issued and outstanding)...................................           $11.46
   Maximum sales charge (5% of offering price)...............................................................              .60
                                                                                                                   ------------
   Maximum offering price to public..........................................................................           $12.06
                                                                                                                   ============
Class B:
   Net asset value, offering price and redemption price per share
      ($2,277,364 / 199,290 shares of common stock issued and outstanding)...................................           $11.43
                                                                                                                   ============
Class C:
   Net asset value, and redemption price per share
      ($698,119 / 61,082 shares of common stock issued and outstanding)......................................           $11.43
   Sales charge (1% of offering price).......................................................................              .12
                                                                                                                   ------------
   Offering price to public..................................................................................           $11.55
                                                                                                                   ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                      Ended
Net Investment Income                              May 31, 1999
Income
   Interest.....................................   $    282,177
   Dividends....................................         69,020
                                                   ------------
                                                        351,197
                                                   ------------
Expenses
   Management fee...............................         20,631
   Distribution fee--Class A....................          2,622
   Distribution fee--Class B....................         13,248
   Distribution fee--Class C....................          3,772
   Custodian's fees and expenses................         52,000
   Registration fees............................         21,000
   Legal fees and expenses......................         15,000
   Reports to shareholders......................         14,000
   Amortization of deferred organizational......         10,802
   Audit fees and expenses......................         10,000
   Directors' fees and expenses.................          4,000
   Transfer agent's fees and expenses...........          2,800
   Miscellaneous................................            146
                                                   ------------
      Total expenses............................        170,021
   Less: expense reimbursement (Note 2).........       (123,179)
                                                   ------------
      Net expenses..............................         46,842
                                                   ------------
Net investment income...........................        304,355
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment transactions....         68,889
Net change in unrealized depreciation of
   investments..................................       (208,127)
                                                   ------------
Net loss on investments.........................       (139,238)
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.......................   $    165,117
                                                   ============


PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                      Six Months
                                         Ended        Year Ended
Increase (Decrease)                     May 31,      November 30,
in Net Assets                            1999            1998
Operations
   Net investment income............  $   304,355    $    457,735
   Net realized gain on
      investments...................       68,889         291,504
   Net change in unrealized
      depreciation of investments...     (208,127)     (2,167,375)
                                      -----------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations....................      165,117      (1,418,136)
                                      -----------    ------------
Dividends and distributions (Note 1)
      Dividends from net investment
        income
      Class A.......................      --             (254,266)
      Class B.......................      --             (376,002)
      Class C.......................      --              (81,439)
                                      -----------    ------------
                                          --             (711,707)
                                      -----------    ------------
   Distributions in excess of net
      investment income
      Class A.......................      --              (43,045)
      Class B.......................      --              (63,654)
      Class C.......................      --              (13,787)
                                      -----------    ------------
                                          --             (120,486)
                                      -----------    ------------
   Distributions from net realized
      gains
      Class A.......................      (95,142)        (26,850)
      Class B.......................     (125,242)        (59,158)
      Class C.......................      (39,054)        (11,798)
                                      -----------    ------------
                                         (259,438)        (97,806)
                                      -----------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares sold....      475,817       3,402,960
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends and
      distributions.................      245,149         832,629
   Cost of shares reacquired........   (3,033,085)     (2,764,519)
                                      -----------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions..................   (2,312,119)      1,471,070
                                      -----------    ------------
Total decrease......................   (2,406,440)       (877,065)
Net Assets
Beginning of period.................    6,958,812       7,835,877
                                      -----------    ------------
End of period(a)....................  $ 4,552,372    $  6,958,812
                                      ===========    ============

---------------
(a) Includes undistributed net
    investment income of............  $   304,355    $    --
                                      -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end management company. The Fund was incorporated in Maryland on November 30, 1995. The Fund had no significant operations other than the issuance of 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C common stock for $100,000 on February 8, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on March 26, 1996.
The investment objective of the Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers). Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Investment in such securities may be considered speculative and may present potential for substantial loss.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market are valued by an independent pricing service. Convertible debt securities that are traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Debt and equity securities issued in private placements shall be valued at the bid prices provided by primary market dealers. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Costs: The Fund incurred approximately $82,000 in connection with the organization of the Fund. These costs were deferred and are being amortized over a period of 60 months ending March 2001.
--------------------------------------------------------------------------------

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI'); PI furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PIFM for its reasonable cost and expenses incurred providing such services. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.
PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 1.25%, 2.00% and 2.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively, on an annualized basis. For the six months ended May 31, 1999, such reimbursements amounted to $123,179 (4.48% of average net assets annualized; $.31 per share for Class A, B and C shares).
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 1999.
PIMS has advised the Fund that for the six months ended May 31, 1999, it received approximately $14,400 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively. PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended May 31, 1999 the Fund incurred fees of approximately $2,600 for the services of PMFS. As of May 31, 1999, approximately $300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 1999 were $814,087 and $3,445,540, respectively.
The federal income tax basis of the Fund's investments at May 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $1,402,598 (gross unrealized appreciation--$613,296; gross unrealized depreciation--$2,015,894).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1999, the Portfolio has a 0.033% undivided interest in the joint account. The undivided interest for the Portfolio represents $224,000 in
--------------------------------------------------------------------------------

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------
principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,177,828.
Credit Suisse First Boston Corp., 4.60%, in the principal amount of $85,711,000, repurchase price $85,754,808, due 6/1/99. The value of the collateral including accrued interest was $88,385,257.
Deutsche Bank Securities Inc., 4.83%, in the principal amount of $200,000,000, repurchase price $200,107,333, due 6/1/99. The value of the collateral including accrued interest was $204,000,179.
Morgan (J.P.) Securities, Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,000,892.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which each consist of 500 million authorized shares. At May 31, 1999, there were no Class Z shares issued. Of the 397,971 shares of common stock issued and outstanding at May 31, 1999, Prudential owned 8,000.
Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Six months ended May 31, 1999:
Shares sold..........................     17,839    $   209,224
Shares issued in reinvestment of
  dividends
  and distributions..................      8,511         89,792
Shares reacquired....................   (116,890)    (1,322,322)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................    (90,540)    (1,023,306)
Shares issued upon conversion from
  Class B............................        941         10,589
                                        --------    -----------
Net decrease in shares outstanding...    (89,599)   $(1,012,717)
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1998:
Shares sold..........................    142,139    $ 2,290,931
Shares issued in reinvestment of
  dividends
  and distributions..................     22,081        277,784
Shares reacquired....................    (68,517)      (956,778)
                                        --------    -----------
Net increase in shares outstanding
  before conversion..................     95,703      1,611,937
Shares issued upon conversion from
  Class B............................      1,381         21,582
                                        --------    -----------
Net increase in shares outstanding...     97,084    $ 1,633,519
                                        ========    ===========
Class B
-------------------------------------
Six months ended May 31, 1999:
Shares sold..........................     18,325    $   215,987
Shares issued in reinvestment of
  dividends
  and distributions..................     11,280        118,781
Shares reacquired....................   (129,651)    (1,477,114)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (100,046)    (1,142,346)
Shares reacquired upon conversion
  into Class A.......................       (936)       (10,589)
                                        --------    -----------
Net decrease in shares outstanding...   (100,982)   $(1,152,935)
                                        ========    ===========

--------------------------------------------------------------------------------

Notes to Financial Statements                        PRUDENTIAL DISTRESSED
(Unaudited)                                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Class B                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1998:
Shares sold..........................     45,545    $   706,611
Shares issued in reinvestment of
  dividends
  and distributions..................     35,420        464,104
Shares reacquired....................   (110,916)    (1,612,703)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................    (29,951)      (441,988)
Shares reacquired upon conversion
  into Class A.......................     (1,383)       (21,582)
                                        --------    -----------
Net decrease in shares outstanding...    (31,334)   $  (463,570)
                                        ========    ===========
Class C
-------------------------------------
Six months ended May 31, 1999:
Shares sold..........................      4,328    $    50,606
Shares issued in reinvestment of
  dividends
  and distributions..................      3,473         36,576
Shares reacquired....................    (20,398)      (233,649)
                                        --------    -----------
Net decrease in shares outstanding...    (12,597)   $  (146,467)
                                        ========    ===========
Year ended November 30, 1998:
Shares sold..........................     26,451    $   405,418
Shares issued in reinvestment of
  dividends
  and distributions..................      7,033         90,741
Shares reacquired....................    (14,583)      (195,038)
                                        --------    -----------
Net increase in shares outstanding...     18,901    $   301,121
                                        ========    ===========


Note 7. Proposed Merger
On May 26, 1999, the Directors approved an Agreement and Plan of Reorganization and Liquidation of the Fund (the 'Plan of Reorganization') which provides for the transfer of substantially all of the assets and liabilities of the Fund to Prudential High Yield Total Return Fund, Inc. Class A, B and C shares of the Fund will be exchanged at net asset value for Class A, B and C shares of the equivalent value of Prudential High Yield Total Return Fund, Inc.
--------------------------------------------------------------------------------

                                         PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)         SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                    -------------------------------------------------------------
                                                                                                                      March 26,
                                                                    Six Months                                         1996(d)
                                                                      Ended           Year Ended November 30,          Through
                                                                     May 31,         -------------------------       November 30,
                                                                     1999(e)         1998(e)         1997(e)             1996
                                                                    ----------       --------       ----------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................     $  11.57         $15.19         $  11.85          $  12.50
                                                                   ----------       --------       ----------           ------
Income from investment operations
Net investment income(a).......................................          .67            .87              .49               .25
Net realized and unrealized gain (loss) on investment
   transactions................................................         (.17)         (2.69)            3.23              (.90)
                                                                   ----------       --------       ----------           ------
   Total from investment operations............................          .50          (1.82)            3.72              (.65)
                                                                   ----------       --------       ----------           ------
Less distributions
Dividends from net investment income...........................           --          (1.39)            (.38)               --
Distributions in excess of net investment income...............           --           (.24)              --                --
Distributions from net realized gains..........................         (.61)          (.17)              --                --
                                                                   ----------       --------       ----------           ------
   Total distributions.........................................         (.61)         (1.80)            (.38)               --
                                                                   ----------       --------       ----------           ------
Net asset value, end of period.................................     $  11.46         $11.57         $  15.19          $  11.85
                                                                   ==========       ========       ==========           ======
TOTAL RETURN(b):...............................................         5.14%        (13.19)%          32.35%            (5.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................     $  1,577         $2,629         $  1,976          $  3,404
Average net assets (000).......................................     $  2,103         $2,783         $  2,167          $  4,391
Ratios to average net assets(a):
   Expenses, including distribution fees.......................         1.25%(c)       1.25%            2.04%             2.76%(c)
   Expenses, excluding distribution fees.......................         1.00%(c)       1.00%            1.79%             2.51%(c)
   Net investment income.......................................        11.53%(c)       5.80%            3.73%             2.37%(c)
For Class A, B and C shares:
   Portfolio turnover rate.....................................           15%           188%             175%               61%

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                                  PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)                  SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                   -------------------------------------------------------------
                                                                                                                     March 26,
                                                                   Six Months                                         1996(d)
                                                                     Ended           Year Ended November 30,          Through
                                                                    May 31,         -------------------------       November 30,
                                                                    1999(e)          1998(e)         1997(e)            1996
                                                                   ----------       ----------       --------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................      $11.58           $15.16          $11.79          $  12.50
                                                                     -----            -----         --------           ------
Income from investment operations
Net investment income(a).......................................         .60              .76             .39               .16
Net realized and unrealized gain (loss) on investment
   transactions................................................        (.14)           (2.69)           3.24              (.87)
                                                                      -----            -----         --------           ------
   Total from investment operations............................         .46            (1.93)           3.63              (.71)
                                                                      -----            -----         --------           ------
Less distributions
Dividends from net investment income...........................          --            (1.27)           (.26)               --
Distributions in excess of net investment income...............          --             (.21)             --                --
Distributions from net realized gains..........................        (.61)            (.17)             --                --
                                                                      -----            -----         --------           ------
   Total distributions.........................................        (.61)           (1.65)           (.26)               --
                                                                      -----            -----         --------           ------
Net asset value, end of period.................................      $11.43           $11.58          $15.16          $  11.79
                                                                      =====            =====         ========           ======
TOTAL RETURN(b):...............................................        4.78%          (13.90)%         31.44%            (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................      $2,277           $3,477          $5,029          $  5,387
Average net assets (000).......................................      $2,657           $4,862          $4,860          $  6,650
Ratios to average net assets(a):
   Expenses, including distribution fees.......................        2.00%(c)         2.00%           2.79%             3.51%(c)
   Expenses, excluding distribution fees.......................        1.00%(c)         1.00%           1.79%             2.51%(c)
   Net investment income.......................................       10.78%(c)         5.05%           2.98%             1.59%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                 PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)                 SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                            Class C
                                                              -------------------------------------------------------------------
                                                                                                                      March 26,
                                                              Six Months                                               1996(d)
                                                                 Ended             Year Ended November 30,             Through
                                                                May 31,         ------------------------------       November 30,
                                                                1999(e)           1998(e)           1997(e)              1996
                                                              -----------       -----------       ------------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $ 11.57           $ 15.16            $11.79             $12.50
                                                                  -----             -----             -----              -----
Income from investment operations
Net investment income(a).................................           .61               .75               .39                .16
Net realized and unrealized gain (loss) on investment
   transactions..........................................          (.14)            (2.69)             3.24               (.87)
                                                                  -----             -----             -----              -----
   Total from investment operations......................           .47             (1.94)             3.63               (.71)
                                                                  -----             -----             -----              -----
Less distributions
Dividends from net investment income.....................            --             (1.27)             (.26)                --
Distributions in excess of net investment income.........            --              (.21)               --                 --
Distributions from net realized gains....................          (.61)             (.17)               --                 --
                                                                  -----             -----             -----              -----
   Total distributions...................................          (.61)            (1.65)             (.26)                --
                                                                  -----             -----             -----              -----
Net asset value, end of period...........................       $ 11.43           $ 11.57            $15.16             $11.79
                                                                  =====             =====             =====              =====
TOTAL RETURN(b):.........................................          4.78%           (13.90)%           31.44%             (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................       $   698           $   853            $  831             $1,485
Average net assets (000).................................       $   756           $ 1,011            $1,100             $1,678
Ratios to average net assets(a):
   Expenses, including distribution fees.................          2.00%(c)          2.00%             2.79%              3.51%(c)
   Expenses, excluding distribution fees.................          1.00%(c)          1.00%             1.79%              2.51%(c)
   Net investment income.................................         10.78%(c)          5.05%             2.98%              1.71%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Getting The Most From Your Prudential Mutual Fund

How many times have you read these letters -- or other financial materials --and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly-- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

--------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction--there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

--------------------------------------------------------------------------------
Keeping Up With The Joneses

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

--------------------------------------------------------------------------------
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

                                    PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of Prudential High Yield Total Return Fund's (or the Registrant's) By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as that interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

     Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h), advances will be limited in the following respect:

     (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

     (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

     (3) Such promise must be secured by a surety bond or other suitable insurance; and

     (4) Such surety bond or other insurance must be paid for by the recipient or such advance

ITEM 16. EXHIBITS

1.   (a) Articles of Incorporation.(1)
     (b) Articles Supplementary.(3)
2.   By-Laws.(1)
4. Agreement and Plan of Merger filed herewith as Appendix A to the Proxy Statement and Prospectus.*
5.   Instruments defining rights of shareholders.(1)
6. (a) Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(2)
     (b) Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.(2)
7. (a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)
     (b) Form of Selected Dealer Agreement.(3)
9. Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)
10.  (a) Amended and Restated Distribution and Service Plan for Class A
     Shares.(3)
     (b) Amended and Restated Distribution and Service Plan for Class B
     Shares.(3)
     (c) Amended and Restated Distribution and Service Plan for Class C
     Shares.(3)
     (d) Amended Rule 18f-3 Plan.(3)
11.  Opinion and Consent of Counsel.*
12.  Tax Opinion and Consent.*
13.  Transfer Agency and Service Agreement.(2)
14.  Consent of Independent Accountants.*
17.  (a) Proxy filed herewith as part of the Proxy Statement and Prospectus.*
     (b) Copy of Registrant's Rule 24f-2 Notice under the Investment Company Act of 1940.*
     (c) Prospectus of Prudential Distressed Securities Fund, Inc. dated February 5, 1999.*
     (d) Supplement dated May 27, 1999 to Prudential Distressed Securities Fund, Inc. Prospectus.*
     (e) Prospectus of Prudential High Yield Total Return Fund, Inc. dated June 1, 1999.*
     (f) Supplement dated July 23, 1999 to Prudential Distressed Securities Fund, Inc. and Prudential High Yield Total Return Fund, Inc. prospectuses.*
     (g) President's Letter filed herewith the Proxy Statement and Prospectus.*
     (h) Supplement dated September 20, 1999 to Prudential High Yield Total Return Fund, Inc. Prospectus.*
______________
*  Filed herewith.
(1) Incorporated by reference to the Initial Registration Statement on Form N-1A filed via EDGAR on March 19, 1997 (File No. 333-23593).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1998 (File No. 333-23593).
(3) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities through the use of a prospectus which is a part of this statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and the State of New Jersey, on the 1st day of October, 1999.

                    Prudential High Yield Total Return Fund, Inc.


                            By:   /s/ John R. Strangfeld, Jr.
                               -------------------------------------------
                                  (John R. Strangfeld, Jr., President)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature               Title                   Date
          ---------               -----                   ----


     /s/ Edward D. Beach          Director          October 1, 1999
----------------------------
     Edward D. Beach


     /s/ Eugene C. Dorsey         Director          October 1, 1999
----------------------------
     Eugene C. Dorsey


     /s/ Delayne D. Gold          Director          October 1, 1999
-----------------------------
     Delayne D. Gold


     /s/ Robert F. Gunia          Director          October 1, 1999
-----------------------------
     Robert F. Gunia


     /s/ Thomas T. Mooney         Director          October 1, 1999
-----------------------------
     Thomas T. Mooney


     /s/ Thomas H. O'Brien        Director          October 1, 1999
-----------------------------
     Thomas H. O'Brien


     /s/ David R. Odenath, Jr.    Director          October 1, 1999
-----------------------------
     David R. Odenath, Jr.

          Signature               Title                         Date
          ---------               -----                         ----

    /s/ Richard A. Redeker        Director                October 1, 1999
------------------------------
    Richard A. Redeker



    /s/ Nancy H. Teeters          Director                October 1, 1999
------------------------------
    Nancy H. Teeters


    /s/ John R. Strangfeld, Jr.   President and Director  October 1, 1999
-------------------------------
    John R. Strangfeld, Jr.


    /s/ Louis A. Weil, III        Director                October 1, 1999
-------------------------------
    Louis A. Weil, III

                                Treasurer and Principal
    /s/ Grace C. Torres         Financial and Accounting  October 1, 1999
-------------------------------
    Grace C. Torres             Officer

                                 EXHIBIT INDEX

1.   (a) Articles of Incorporation.(1)
     (b) Articles Supplementary.(3)
2.   By-Laws.(1)
4. Agreement and Plan of Merger filed herewith as Attachment A to the Proxy Statement and Prospectus.*
5.   Instruments defining rights of shareholders.(1)
6. (a) Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(2)
     (b) Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.(2)
7. (a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)
     (b) Form of Selected Dealer Agreement.(3)
9. Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)
10.  (a) Amended and Restated Distribution and Service Plan for Class A
     Shares.(3)
     (b) Amended and Restated Distribution and Service Plan for Class B
     Shares.(3)
     (c) Amended and Restated Distribution and Service Plan for Class C
     Shares.(3)
     (d) Amended Rule 18f-3 Plan.(3)
11.  Opinion and Consent of Counsel.*
12.  Tax Opinion and Consent.*
13.  Transfer Agency and Service Agreement.(2)
14.  Consent of Independent Accountants.*
17.  (a) Proxy filed herewith as part of the Proxy Statement and Prospectus.*
     (b) Copy of Registrant's Rule 24f-2 Notice under the Investment Company Act of 1940.*
     (c) Prospectus of Prudential Distressed Securities Fund, Inc. dated February 5, 1999.*
     (d) Supplement dated May 27, 1999 to Prudential Distressed Securities Fund, Inc. Prospectus.*
     (e) Prospectus of Prudential High Yield Total Return Fund, Inc. dated June 1, 1999.*
     (f) Supplement dated July 23, 1999 to Prudential Distressed Securities Fund, Inc. and Prudential High Yield Total Return Fund, Inc. prospectuses.*
     (g) President's Letter filed herewith the Proxy Statement and Prospectus.*
     (h) Supplement dated September 20, 1999 to Prudential High Yield Total Return Fund, Inc. Prospectus.*
______________
*  Filed herewith.
(1) Incorporated by reference to the Initial Registration Statement on Form N-1A filed via EDGAR on March 19, 1997 (File No. 333-23593).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1998 (File No. 333-23593).
(3) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on March 29, 1999 (File No. 333-23593).